                                                                   EXHIBIT 10.30

--------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT

                          dated as of October 30, 1996

                                     among

                       VITESSE SEMICONDUCTOR CORPORATION,

                                   as Lessee,

                        LEASE PLAN NORTH AMERICA, INC.,

                                   as Lessor,

            ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,

                               as a Participant,

                                      and

            ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,

                                    as Agent

--------------------------------------------------------------------------------

                             Vitesse Fab 2 Facility

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1. DEFINITIONS; INTERPRETATION .................................     -1-

SECTION 2. CLOSING DATE ................................................     -2-

SECTION 3. ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES ............     -2-
     SECTION 3.1.  Lessor Commitment ...................................     -2-
     SECTION 3.2.  Participants' Commitments ...........................     -2-
     SECTION 3.3.  Procedures for Acquisition of the Land Interest .....     -2-
     SECTION 3.4.  Procedures for Advances .............................     -3-
     SECTION 3.5.  Allocation of Commitments ...........................     -3-
     SECTION 3.6.  Termination, Reduction or Extension of
                     Participants' Commitments .........................     -3-
     SECTION 3.7.  Interest Rates and Payment Dates ....................     -5-
     SECTION 3.8.  Computation of Interest .............................     -6-
     SECTION 3.9.  Pro Rata Treatment and Payments .....................     -7-
     SECTION 3.10. The Account .........................................     -8-
     SECTION 3.11. Basic Rent ..........................................     -8-
     SECTION 3.12. Purchase Payments by Lessee .........................     -8-
     SECTION 3.13. Residual Value Guarantee Amount Payment by Lessee ...    -10-
     SECTION 3.14. Sales Proceeds of Remarketing of Property ...........    -10-
     SECTION 3.15. Supplemental Rent ...................................    -11-
     SECTION 3.16. Excepted Payments ...................................    -11-
     SECTION 3.17. Distribution of Payments After Event of Default .....    -11-
     SECTION 3.18. Other Payments ......................................    -12-
     SECTION 3.19. Casualty and Condemnation Amounts ...................    -13-
     SECTION 3.20. Order of Application  ...............................    -13-

SECTION 4. FEES ........................................................    -13-
     SECTION 4.1.  Commitment Fees .....................................    -13-
     SECTION 4.2.  Lease Arrangement Fee ...............................    -13-
     SECTION 4.3.  Defeasance Fee ......................................    -13-
     SECTION 4.4.  Administrative Fee ..................................    -13-
     SECTION 4.5.  Overdue Fees ........................................    -14-

SECTION 5. CERTAIN INTENTIONS OF THE PARTIES ...........................    -14-
     SECTION 5.1.  Nature of Transaction ...............................    -14-
     SECTION 5.2.  Amounts Due Under Lease .............................    -15-

SECTION 6. CONDITIONS PRECEDENT TO ACQUISITION OF LAND INTEREST AND
     ADVANCES ..........................................................    -15-

     SECTION 6.1.  Conditions Precedent -- Documentation ...............    -15-
          (a)  Acquisition and Funding Request .........................    -16-
          (b)  Operative Documents .....................................    -16-
          (c)  Environmental Certificate ...............................    -16-
          (d)  Appraisal ...............................................    -16-
          (e)  Deed ....................................................    -17-
          (f)  Lease Supplement; Equipment Schedule ....................    -17-
          (g)  Survey and Title Insurance ..............................    -17-
          (h)  Evidence of Recording and Filing ........................    -17-
          (i)  Evidence of Insurance ...................................    -17-
          (j)  Evidence of Use of Proceeds .............................    -18-
          (k)  Taxes ...................................................    -18-
          (l)  Opinions of Counsel .....................................    -18-
          (m)  Approvals ...............................................    -18-
          (n)  Litigation ..............................................    -18-
          (o)  Requirements of Law .....................................    -18-
          (p)  Responsible Officer's Certificate of the Lessee .........    -18-
          (q)  The Lessee's Resolutions and Incumbency
                 Certificate, etc. .....................................    -19-
          (r)  Responsible Officer's Certificate of the
                 Guarantor .............................................    -19-
          (s)  The Guarantor's Resolutions and Incumbency
                 Certificate, etc. .....................................    -19-
          (t)  Closing Date ............................................    -19-
          (u)  No Material Adverse Effect ..............................    -19-
          (v)  Responsible Officer's Certificate of the Lessor .........    -20-
          (w)  The Lessor's Resolutions and Incumbency
                 Certificate, etc. .....................................    -20-
          (x)  Construction Budget .....................................    -20-
          (y)  Termination of Liens ....................................    -20-
          (z)  Property Purchase Agreement Conditions ..................    -20-
     SECTION 6.2. Further Conditions Precedent .........................    -20-
          (a)  Representations and Warranties ..........................    -21-
          (b)  Performance of Covenants ................................    -21-
          (c)  Title ...................................................    -21-
          (d)  No Default ..............................................    -21-


SECTION 7. COMPLETION DATE CONDITIONS  .................................    -21-
     SECTION 7.1. Conditions ...........................................    -21-
          (a)  Architect's Certificate .................................    -22-
          (b)  Construction Completion .................................    -22-
          (c)  Lessee Certification ....................................    -22-

SECTION 8. REPRESENTATIONS .............................................    -22-
     SECTION 8.1. Representations of the Lessor ........................    -22-
          (a)  Due Organization, etc ...................................    -22-
          (b)  Authorization; No Conflict ..............................    -23-

          (c)  Enforceability, etc .....................................   -23-
          (d)  Litigation ..............................................   -23-
          (e)  Assignment ..............................................   -23-
          (f)  Defaults ................................................   -23-
          (g)  Use of Proceeds .........................................   -23-
          (h)  Securities Act ..........................................   -23-
          (i)  Chief Place of Business .................................   -24-
          (j)  Federal Reserve Regulations .............................   -24-
          (k)  Investment Company Act ..................................   -24-
          (l)  No Plan Assets ..........................................   -24-
SECTION 8.2.   Representations of the Participants .....................   -24-
          (a)  No Plan Assets ..........................................   -24-
          (b)  Due Organization, etc ...................................   -24-
          (c)  Authorization; No Conflict ..............................   -24-
          (d)  Enforceability, etc .....................................   -25-
          (e)  Litigation ..............................................   -25-
SECTION 8.3.   Representations of the Lessee ...........................   -25-
          (a)  Corporate Status ........................................   -25-
          (b)  Corporate Power and Authority ...........................   -25-
          (c)  No Violation ............................................   -26-
          (d)  Litigation ..............................................   -26-
          (e)  Governmental Approvals ..................................   -26-
          (f)  Investment Company Act ..................................   -26-
          (g)  Public Utility Holding Company Act ......................   -26-
          (h)  Information .............................................   -26-
          (i)  Taxes ...................................................   -27-
          (j)  Compliance with ERISA ...................................   -27-
          (k)  Environmental and Other Regulations .....................   -27-
          (l)  Offer of Securities, etc ................................   -27-
          (m)  Financial Statements ....................................   -27-
SECTION 8.4.   Representations of the Lessee With Respect to
                 the Property on the Closing Date ......................   -28-
          (a)  Representations .........................................   -28-
          (b)  Property ................................................   -28-
          (c)  Title ...................................................   -29-
          (d)  Insurance ...............................................   -29-
          (e)  Lease  ..................................................   -29-
          (f)  Protection of Interests .................................   -29-
          (g)  Flood Hazard Areas ......................................   -30-
          (h)  Conditions Precedent ....................................   -30-
SECTION 8.5.   Representations of the Lessee With Respect to
                 Each Advance ..........................................   -30-
          (a)  Representations .........................................   -30-
          (b)  Improvements ............................................   -30-
                                     -iii-

          (c) No Liens ...............................................   -30-
          (d) Advance.................................................   -30-
          (e) Lease...................................................   -31-
          (f) Protection of Interests.................................   -31-
          (g) Title Insurance Date Down Endorsement...................   -31-

SECTION 9. PAYMENT OF CERTAIN EXPENSES................................   -31-
     SECTION 9.1.  Transaction Expenses...............................   -31-
     SECTION 9.2.  Brokers' Fees and Stamp Taxes......................   -32-
     SECTION 9.3.  Obligations........................................   -32-

SECTION 10. OTHER COVENANTS AND AGREEMENTS............................   -32-
     SECTION 10.1. Covenants of the Lessee............................   -32-
          (a) Information.............................................   -32-
          (b) Compliance with Laws....................................   -34-
          (c) Further Assurances......................................   -34-
          (d) Existence; Franchises; Businesses.......................   -34-
          (e) Books and Records.......................................   -34-
          (f) Minimum Consolidated Quick Ratio........................   -34-
          (g) Minimum Consolidated Tangible Net Worth.................   -34-
          (h) Maximum Consolidated Total Liabilities to Consolidated
                Tangible Net Worth....................................   -35-
          (i) Minimum Consolidated Fixed Charge Ratio.................   -35-
          (j) Profitability...........................................   -35-
          (k) Liens...................................................   -35-
          (l) Fundamental Changes.....................................   -35-
          (m) Transactions with Affiliates............................   -36-
          (n) Delivery of Cash Collateral.............................   -36-
          (o) Restricted Payments.....................................   -37-
          (p) No Impairment of Deposits...............................   -37-
          (q) Investments.............................................   -37-

SECTION 10.2. Cooperation with the Lessee.............................   -37-

SECTION 10.3. Covenants of the Lessor.................................   -38-
          (a) Discharge of Liens......................................   -38-
          (b) Change of Chief Place of Business.......................   -38-

SECTION 11.  PARTICIPATIONS...........................................   -38-

SECTION 11.1. Amendments; Actions on Default..........................   -38-

SECTION 11.2. General.................................................   -40-

SECTION 11.3  Conflicts...............................................   -40-

SECTION 11.4. Refusal to Give Consents or Fund........................   -41-

SECTION 11.5. Required Repayments.....................................   -42-

SECTION 11.6. Indemnification.........................................   -42-

SECTION 11.7. Required Supplemental Payments..........................   -42-

     SECTION 11.8.  Application of Payments Received From Defaulting
                      Participant As a Cure For Payment Defaults.......... -43-
     SECTION 11.9.  Order of Application.................................. -43-
     SECTION 11.10. Investments Pending Dispute Resolution; Overnight
                      Investments......................................... -43-
     SECTION 11.11. Agent to Exercise Lessor's Rights..................... -44-
     SECTION 11.12. Exculpatory Provisions Regarding the Lessor........... -44-

SECTION 12. TRANSFERS OF PARTICIPANTS' INTERESTS.......................... -44-
     SECTION 12.1. Restrictions on and Effect of Transfer by Participants. -44-
          (a) Required Notice and Effective Date.......................... -45-
          (b) Assumption of Obligations................................... -45-
          (c) Employee Benefit Plans...................................... -45-
          (d) Representations............................................. -46-
          (e) Amounts; Agent's Fee........................................ -46-
          (f) Applicable Law.............................................. -46-
          (g) Effect...................................................... -46-
     SECTION 12.2. Covenants and Agreements of Participants............... -46-
          (a) Participations.............................................. -46-
          (b) Transferee Indemnities...................................... -47-
SECTION 12.3. Future Participants......................................... -47-

SECTION 13. INDEMNIFICATION............................................... -47-
     SECTION 13.1. General Indemnification................................ -47-
     SECTION 13.2. End of Term Indemnity.................................. -49-
     SECTION 13.3. Environmental Indemnity................................ -50-
     SECTION 13.4. Proceedings in Respect of Claims....................... -52-
     SECTION 13.5. General Impositions Indemnity.......................... -53-
          (a) Indemnification............................................. -53-
          (b) Payments.................................................... -53-
          (c) Reports and Returns......................................... -54-
          (d) Income Inclusions........................................... -54-
          (e) Withholding Taxes........................................... -54-
          (f) Contests of Impositions..................................... -55-
          (g) Documentation of Withholding Status......................... -56-
          (h) Limitation on Tax Indemnification........................... -57-
     SECTION 13.6.  Funding Losses........................................ -57-
     SECTION 13.7.  Regulation D Compensation............................. -58-
     SECTION 13.8.  Basis for Determining Interest Rate
                      Inadequate or Unfair................................ -58-
     SECTION 13.9.  Illegality............................................ -59-
     SECTION 13.10. Increased Cost and Reduced Return..................... -60-
     SECTION 13.11. Substitution of Participant........................... -61-
     SECTION 13.12. Indemnity Payments in Addition to Residual
                      Value Guarantee Amount.............................. -61-
                                     -v-

SECTION 14.THE AGENT...................................................... -61-
     SECTION 14.1.  Appointment........................................... -61-
     SECTION 14.2.  Delegation of Duties.................................. -62-
     SECTION 14.3.  Exculpatory Provisions................................ -62-
     SECTION 14.4.  Reliance by Agent..................................... -62-
     SECTION 14.5.  Notice of Default..................................... -62-
     SECTION 14.6.  Non-Reliance on Agent and Other Participants.......... -63-
     SECTION 14.7.  Indemnification....................................... -63-
     SECTION 14.8.  Agent in its Individual Capacity...................... -64-
     SECTION 14.9.  Successor Agent....................................... -64-

SECTION 15.MISCELLANEOUS.................................................. -64-
     SECTION 15.1.  Survival of Agreements................................ -64-
     SECTION 15.2.  No Broker, etc........................................ -65-
     SECTION 15.3.  Notices............................................... -65-
     SECTION 15.4.  Counterparts.......................................... -65-
     SECTION 15.5.  Amendments............................................ -65-
     SECTION 15.6.  Headings, etc......................................... -66-
     SECTION 15.7.  Parties in Interest................................... -66-
     SECTION 15.8.  GOVERNING LAW......................................... -67-
     SECTION 15.9.  Severability.......................................... -67-
     SECTION 15.10. Liability Limited..................................... -67-
     SECTION 15.11. Further Assurances.................................... -68-
     SECTION 15.12. Submission to Jurisdiction............................ -68-
     SECTION 15.13. Confidentiality....................................... -68-
     SECTION 15.14. WAIVER OF JURY TRIAL.................................. -69-
     SECTION 15.15. Usury Savings Clause.................................. -69-

                                   SCHEDULES
                                   ---------

SCHEDULE I      Participants' Commitments
SCHEDULE II     Notice Information and Funding Offices
SCHEDULE III    Environmental Matters


                                   APPENDICES
                                   ----------

APPENDIX 1               Definitions and Interpretation


                                    EXHIBITS
                                    --------

EXHIBIT A       Form of Acquisition Request
EXHIBIT B       Form of Funding Request
EXHIBIT C       Form of Environmental Certificate
EXHIBIT D       Opinion of Special Counsel to Lessee
EXHIBIT E       Opinion of Local Counsel to Lessee
EXHIBIT F       Opinion of Special Counsel to Lessor
EXHIBIT G       Opinion of Internal Counsel to Lessor
EXHIBIT H       Form of Architect's Completion Certificate
EXHIBIT I       Form of Lessee's Completion Certificate
EXHIBIT J       Form of Assignment and Acceptance
EXHIBIT K       Form of Participant's Letter
EXHIBIT L       Assignment of Lease and Consent to Assignment
EXHIBIT M       Construction Agency Agreement
EXHIBIT N       Construction Agency Agreement Assignment
EXHIBIT O       Guarantee
EXHIBIT P       Defeasance Deposit Agreement
EXHIBIT Q       Cash Collateral Agreement
EXHIBIT R       Mortgage
EXHIBIT S       Form of Financial Covenant Compliance Certificate

                            PARTICIPATION AGREEMENT


     THIS PARTICIPATION AGREEMENT, dated  as of October 30, 1996 (this

"Participation Agreement"), is entered into by and among VITESSE SEMICONDUCTOR
------------------------
CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); LEASE PLAN NORTH AMERICA, INC., an
                             ------
Illinois corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,
              ------
as a Participant (together with its permitted successors and assigns each a

"Participant" and collectively the "Participants"); and ABN AMRO BANK N.V., SAN
------------                        ------------
FRANCISCO INTERNATIONAL BRANCH, as Agent (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.
                                  -----


                             PRELIMINARY STATEMENT

     In accordance with the terms of this Participation Agreement, the Lease and the other Operative Documents,

          A. the Lessor contemplates purchasing certain parcels of land designated by the Lessee located in Colorado Springs, Colorado;

          B. using Advances from the Lessor, the Lessee contemplates building, as Construction Agent, a semiconductor fabrication facility on such parcels of land for the Lessor, acquiring certain items of Equipment to be used in connection with such Improvements and leasing, as Lessee, such Equipment, Improvements and Land Interests from the Lessor under the Lease; and

          C. the Lessor wishes to obtain, and the Participants are willing to provide, financing of the funding of the costs of acquisition of such Land Interest, the construction of the Improvements and the acquisition of such Equipment through the purchase of Participation Interests in the Lease and the Rent.

     In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix 1
                                                                  ----------
hereto shall apply to this Participation Agreement.

                                   SECTION 2.

                                  CLOSING DATE

     The closing date (the "Closing Date") shall occur on the date of the
                            ------------
initial Advance, which shall be the earliest date on which all the conditions precedent thereto set forth in Sections 6.1 and 6.2 hereof shall have been
                               ------------     ---
satisfied or waived by the applicable parties as set forth therein.


                                   SECTION 3.

                ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES

      SECTION 3.1.       Lessor Commitment.  Subject to the conditions and terms
                         -----------------
hereof, the Lessor shall take the following actions at the written request of the Lessee from time to time during the Commitment Period:

          (a) make Advances (out of funds provided by the Participants) for the purpose of financing the acquisition of the Land Interest and the Equipment and construction of the Improvements;

          (b) acquire the Land Interest and the Equipment (using funds provided by the Participants); and

          (c) lease the Property as lessor to the Lessee under the Lease.

      SECTION 3.2.       Participants' Commitments.  Subject to the terms and
                         -------------------------
conditions hereof, each Participant severally shall purchase a Participation Interest in the Advances being made by the Lessor at the request of the Lessee from time to time during the Commitment Period by making available to the Lessor on each Funding Date an amount in immediately available funds equal to such Participants' Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Participant shall be obligated to purchase its Participation Interest in any Advance if (i) the amount of such purchase would exceed its Available Commitment, or (ii) if, after giving effect to the proposed Advance, the outstanding aggregate amount of such Participant's Participation Interest in the Advances would exceed such Participant's Commitment.

      SECTION 3.3.       Procedures for Acquisition of the Land Interest.  The
                         -----------------------------------------------
Lessee shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., San Francisco time, on the proposed Land Interest Acquisition Date, pursuant to an Acquisition Request substantially in the form of Exhibit A (an
                                                                ---------
"Acquisition Request"), specifying with respect to such Land Interest: (i) the
--------------------
proposed Land Interest Acquisition Date, (ii) the Land Interest to be acquired,
(iii) the Existing Owner of the Land Interest and the Land Interest Acquisition Cost, and (iv) the date on which the

Lessee will request the Lessor to fund the Land Interest Acquisition Cost of such Land Interest. The Agent shall promptly forward a copy of such Acquisition Request to each Participant.

      SECTION 3.4.       Procedures for Advances.  (a) With respect to each
                         -----------------------
funding of an Advance, the Lessee shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., San Francisco time, three Business Days prior to the proposed Funding Date (other than for the initial Advance, where notice shall be one Business Day), pursuant, in each case, to a Funding Request substantially in the form of Exhibit B (a "Funding Request"), specifying
                                     ---------     ---------------
(i) the proposed Funding Date, (ii) the amount and purpose of the Advance requested, (iii) the initial Interest Period for such Advance, (iv) the payee of such Advance, and (v) the allocation of such Advance to the respective Land Interest Acquisition Cost and Property Improvements Costs of the Property (and pro rata portions of the related remittances from the Participants shall likewise be deemed to be so allocated). The Agent shall promptly forward a copy of such Funding Request to each Participant. The Lessee shall not request more than one Funding Date during any calendar month. Each Advance (other than an Interest Payment Advance) shall be in a minimum amount of $1,000,000 or in amounts of $100,000 in excess thereof. Subject to the satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, each
                                                      ---------
Participant shall purchase its Participation Interest in such Advance by making available to the Lessor its proportionate share of such Advance in immediately available federal funds by wire transfer to the Agent for deposit to the Lessee's demand deposit account with the Agent not later than 12:00 noon, San Francisco time, on the applicable Funding Date. Upon (i) the Lessee's receipt of the funds provided by the Participants with respect to an Advance, and (ii) satisfaction or waiver of the conditions precedent to such Advance set forth in

Section 6, the Lessee shall (1) in the case of an Advance for the acquisition of
---------
the Land Interest, pay the acquisition price for such Land Interest to the Existing Owner, and (2) in the case of other Advances, pay or retain as payment or reimbursement of, Property Improvements Costs, in each case from the funds provided by the Participants for such Advance.

          (b) On each Funding Date requested pursuant to Section 3.4(a) hereof,
                                                         --------------
the Lessee shall deposit immediately available funds with the Defeasance Deposit Depositary Bank in the amount of the Tranche A Participation Interest in the Advance so requested pursuant to the Defeasance Deposit Agreement. Each such deposit (collectively, the "Defeasance Deposit") shall be the property of the
                            ------------------
Defeasance Deposit Depositary Bank and shall be held and administered in accordance with the Defeasance Deposit Agreement.

      SECTION 3.5.       Allocation of Commitments.  Schedule I hereto contains
                         -------------------------   ----------
an allocation for each Participant of (i) the amount of its Commitment representing its Tranche A Participation Interest ("Tranche A Participation
                                                    -----------------------
Interest Commitment"), (ii) the amount of its commitment representing its
-------------------
Tranche B Participation Interest ("Tranche B Participation Interest
                                   --------------------------------
Commitment"), and (iii) the percentage referred to in the definition of the term "Participation Interest". The Lessee, the Lessor and the Participants have approved all such allocations and percentages. Schedule I shall be amended as required to reflect changes in the allocations set forth thereon due to the addition of additional Participants pursuant to Section 12.1.
                                                ------------

      SECTION 3.6.       Termination, Reduction or Extension of Participants'
                         ----------------------------------------------------
Commitments.  (a) The Lessor shall have the right, upon not less than five
-----------
Business Days' written notice to the Agent, to
terminate the Participants' Commitments or, from time to time, to reduce the amount of the Participants' Commitments, provided that (i) after giving effect
                                         --------
to such reduction, the aggregate outstanding principal amount of the Tranche A Participation Interests shall not exceed the aggregate Tranche A Participation Interest Commitments, (ii) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche B Participation Interests shall not exceed the aggregate Tranche B Participation Interest Commitments, and (iii) any such reduction shall be made pro rata among the Participants' Commitments within each Tranche. Prior to the occurrence and continuance of an Event of Default the Lessor shall exercise such right only as directed by the Lessee and after the occurrence and during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Required Participants. In the event that, after the occurrence and during the continuance of an Event of Default, the Lessor and the Participants exercise such right, the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor.

          (b) The Lessee may, by written request to the Lessor and Agent (which the Agent shall promptly forward to each Participant) given not later than 90 days prior to the Maturity Date, request (an "Extension Request") that the
                                              -----------------
Maturity Date be extended to the date that is three (3) years after the Maturity Date. No later than the date (the "Extension Response Date") which is 30 days
                                    -----------------------
after such request has been delivered to each of the Participants, each Participant will notify the Lessor in writing (with a copy to the Agent and the Lessee) whether or not it consents to such Extension Request (which consent may be granted or denied by each Participant in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by such Participant including without limitation satisfactory appraisals of the Property), provided that any Participant that fails to so
                             --------
advise the Lessor on or prior to the Extension Response Date shall be deemed to have denied such Extension Request. The extension of the Maturity Date contemplated by any Extension Request shall become effective as of the Maturity Date then in effect (the "Extension Effective Date") on or after the Extension
                          ------------------------
Response Date on which all of the Participants (other than Non-Consenting Participants which have been replaced by Replacement Participants in accordance with Section 3.6(c)) shall have consented to such Extension Request; provided
     --------------                                                  --------
that:

               (A) on both the date of the Extension Request and the Extension Effective Date, (x) each of the representations and warranties made by the Lessee and the Lessor in or pursuant to the Operative Documents shall be true and correct in all material respects as if made on and as of each such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date,
     (y) no Event of Default shall have occurred and be continuing, and (z) on each of such dates the Agent shall have received a certificate of the Lessee and the Lessor, each as to itself, as to the matters set forth in clause (x) above and from the Lessee as to the matters set forth in clause
     ----------                                                          ------
     (y) above, and
     ---

               (B) the Agent and the Required Participants shall have received satisfactory evidence that the Expiration Date shall, after giving effect to any extension thereof which has become effective on or prior to such Extension Effective Date, occur on the Maturity Date as so extended.

          (c) The Lessee shall be permitted to replace any Non-Consenting Participant with a replacement bank or other financial institution (a

"Replacement Participant") at any time on or prior to the date which is 30 days
------------------------
after the relevant Extension Response Date; provided that (i) such replacement
                                            --------
does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase, at par, all of the Participation Interest of such Non-Consenting Participant on or prior to the date of replacement, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 13 of this Agreement if
                                                ----------
any Advance (or Participation Interest therein) shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) the Replacement Participant, if not already a Participant, shall be reasonably satisfactory to the Required Participants, (v) such replacement shall be made in accordance with the provisions of Section 12 of this Agreement
                                                   ----------
(provided that the relevant Replacement Participant shall be obligated to pay
 --------
the Transaction Expenses arising in connection therewith), (vi) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of this Agreement (including the extension of the Maturity Date contemplated by the relevant Extension Request) and other Operative Documents, and (vii) prior to the occurrence and continuance of an Event of Default, the Lessee shall have the exclusive right to designate the Replacement Participant. The Agent hereby agrees to cooperate with the Lessee in the Lessee's efforts to arrange one or more Replacement Participants as contemplated by this Section 3.6(c).
                                                      --------------

          (d) The Lessee shall notify the Lessor and the Participants whether it wishes to extend the Construction Period to the date that is six months after the initial Outside Completion Date at least thirty (30) days prior to the initial Outside Completion Date. The Construction Period and the Outside Completion Date shall not be extended unless each Participant, in its sole discretion, consents thereto within fifteen (15) days of the initial Outside Completion Date. Each Participant may make such decision based upon such credit information regarding the Lessee, interest rates and market conditions and such other factors as it may consider relevant. If the Construction Period is so extended, the Lessee shall pay Commitment Fees to the Agent for the account of the Tranche B Participants during such extension of the Construction Period.

      SECTION 3.7.       Interest Rates and Payment Dates.  (a) Each Advance
                         --------------------------------
representing Tranche A Participation Interests shall bear interest at a rate per annum determined as follows:

               (i) during the Term of the Lease and ending on the initial Expiration Date, each Advance representing Tranche A Participation Interests shall bear interest at a rate per annum equal to [*] for the period commencing on the initial Funding Date and ending on the initial Expiration Date; and

               (ii) during the Renewal Term of the Lease, if any, each Advance representing Tranche A Participation Interests shall bear interest at a rate per annum equal to [*] for the period commencing on the first day of the Renewal Term and ending on the last day of the Renewal Term.

                          [* Confidential Information]

          Each Advance (other than the initial Advance) in respect of the Tranche B Participation Interests shall bear interest for each day during each Interest Period with respect thereto at a rate per annum for such Interest Period equal to the Three Month Eurodollar Rate determined for such day plus the Applicable Margin. The initial Advance representing Tranche B Participation Interests shall bear interest at a rate equal to the Alternate Base Rate until commencement of the initial Interest Period.

          (b) If all or a portion of (i) the amount of any Advance, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

          (c) Interest shall be payable in cash (except as provided in paragraphs (d) and (e) below) in arrears on each Scheduled Payment Date,
----------------------
provided that (i) interest accruing pursuant to paragraph (b) of this Section
--------                                        -------------         -------
3.7 shall be payable from time to time on demand and (ii) each prepayment of
---
Advances shall be accompanied by accrued interest to the date of such prepayment on the amount of Advances so prepaid.

          (d) On each date which is three Business Days prior to any Scheduled Payment Date during the Construction Period, the Lessee shall be deemed to have requested an Advance comprised of an Interest Payment Advance pursuant to

Section 3.4 and the Lessor shall be deemed to have requested a purchase pursuant
-----------
to Section 3.2 of Participation Interests in such Advance in an amount equal to
   -----------
the aggregate amount of the Basic Rent due and payable on such date with respect to accrued interest on outstanding Advances. The Funding Date with respect to any such Interest Payment Advance and purchase of Participation Interests therein shall be the relevant Scheduled Payment Date (provided that such Advance
                                                      --------
and the purchase of such Participation Interests shall be subject to satisfaction of the applicable conditions precedent set forth in Section 6) and
                                                                 ---------
the proceeds of such payment shall be applied to pay such accrued interest. On each such Funding Date, the Property Cost shall be increased by an amount equal to the Basic Rent paid on such date with respect to such Property with the proceeds of such payment, and the Land Interest Acquisition Cost and Property Improvements Costs shall be increased by their pro rata portions of such Advance.

          (e) After the Construction Period, interest accruing on the Tranche A Participation Interests shall be payable by offsetting interest accruing on the Defeasance Deposit pursuant to the Defeasance Deposit Agreement as of the applicable Payment Date.

      SECTION 3.8.       Computation of Interest.  (a) Whenever it is calculated
                         -----------------------
on the basis of the Alternate Base Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable after the commencement of each Interest Period notify the Lessor, the Lessee and the Participants of each determination of a Three Month Eurodollar Rate. Any change in the interest rate on an Advance resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor, the Lessee and the Participants of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Lessor, the Lessee and the Participants in the absence of manifest error. The Agent shall, at the request of such parties, deliver to such parties a statement showing the quotations used by the Agent in determining any interest rate pursuant to Section 3.8(a).
            --------------

      SECTION 3.9.       Pro Rata Treatment and Payments.  (a) Each
                         -------------------------------
participation in the Advances by the Participants hereunder and each reduction of the Commitments of the Participants shall be made pro rata among the Tranche
                                                     --- ----
A Participants and Tranche B Participants according to the respective Commitment Percentages of each such Participant. Except as otherwise provided in Sections
                                                                       --------
3.10 - 3.20, each payment (including each prepayment) by the Lessor on account
-----------
of Participation Interests representing the amount of and interest on the Advances shall be made pro rata among the Tranche A Participants and Tranche B
                       --- ----
Participants according to the respective Participation Interests of each such Participant. All payments (including prepayments) to be made by the Lessor hereunder to the Participants with respect to their Participation Interests, whether on account of principal, interest or otherwise, shall be payable to the extent received by the Lessor from or on behalf of the Lessee and shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, San Francisco time, on the due date thereof to the Agent, for the account of the Participants, at the Agent's office referred to in Section 15.3 of this
                                                   ------------
Agreement, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Participants promptly upon receipt in like funds as received. If any payment hereunder (other than payments of Participation Interests in the Advances) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment of Participation Interests in an Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension or shortening of the due date of any payment pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension or until such shortened due date, as the case may be.

     (b) Unless the Agent shall have been notified in writing by any Participant prior to funding its Participation Interest in an Advance that such Participant will not make its share of such Advance available to the Agent, the Agent may assume that such Participant is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Lessor a corresponding amount. If such amount is not made available to the Agent by the required time on the Funding Date therefor, such Participant shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Participant makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Participant with respect to any amounts owing under this
Section 3.9(b) shall
--------------
be conclusive in the absence of manifest error. If such Participant's share of such Advance is not made available to the Agent by such Participant within three Business Days of such Funding Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate borne by such Advance, on demand, from the Lessee, to the extent the Agent has made a corresponding amount of the Advance to the Lessee.

      SECTION 3.10.      The Account.  The Agent may if it so desires  establish
                         -----------
an account (the "Account") into which the Agent shall deposit all payments,
                 -------
receipts and other consideration of any kind whatsoever paid under the Lease and received by the Agent pursuant to this Agreement, the Lease and any other Operative Document. The Agent shall make distributions of such payments, receipts and other consideration (and, if an Account is used, from the Account) pursuant to the requirements of Sections 3.11 - 3.20 hereof. Notwithstanding
                                --------------------
anything contained in this Section 3 or the other Operative Documents to the contrary, to the extent Tranche A Basic Rent, the Residual Value Guarantee Amount or any portion of Asset Termination Value payable to the Lessor on account of the Tranche A Participation Interests in the Advances is to be paid from the interest accruing on, or the principal amount of, the Defeasance Deposit pursuant to any provision of the Lease or the Defeasance Deposit Agreement, (i) such payments shall not require a cash transfer from the Lessee but shall be payable by means of an offset against interest accruing on, or the applicable amount of principal of, the Defeasance Deposit and (ii) the Lessee shall not be required to make any such transfer of such amounts to the Tranche A Participants.

      SECTION 3.11.      Basic Rent.  (a) Each payment (or portion thereof) of
                         ----------
Basic Rent comprising interest on the Advances (and any payment of interest on overdue installments of such component of Basic Rent) received by the Agent shall be distributed by the Agent as promptly as possible (it being understood
                                                           -- ----- ----------
that any payments of such component of Basic Rent received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) to the Participants pro rata in accordance with, and for application to, the portion of their
--- ----
Participation Interests in such portion of Basic Rent, as well as in any overdue interest due to such Participant (to the extent permitted by applicable law); provided, that (i) interest accruing on the Defeasance Deposit shall only be applied to pay Basic Rent owing to the Tranche A Participants; and (ii) Basic Rent paid in cash by the Lessee in respect of interest accruing on the Tranche B Participation Interests shall only be applied to pay Basic Rent owing to the Tranche B Participants.

          (b) Each payment (or portion thereof) of Basic Rent comprising principal of the Advances (and any payment of interest on overdue installments of such component of Basic Rent) received by the Agent shall be distributed as promptly as possible (it being understood that any payments of such component of
                      -- ----- ----------
Basic Rent received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) to the Participants pro rata in accordance with, and for
                                 --- ----
application to, the portion of their Participation Interests in such portion of Basic Rent then due each Participant.

      SECTION 3.12.      Purchase Payments by Lessee.  Any payment received by
                         ---------------------------
the Agent as a result of:

          (a) the purchase of the Lessor's interest in the Property in connection with the Lessee's exercise of its Purchase Option under Section 20.1 of the Lease, or

          (b) the Lessee's compliance with its obligation to purchase the Lessor's interest in the Property in accordance with Section 20.2 of the Lease, or

          (c) the payment of the Asset Termination Value in accordance with Sections 16.2(b), 16.3 or 16.4 of the Lease, or

          (d) the Lessee failing to fulfill one or more of the conditions to exercise of the Remarketing Option pursuant to Section 22.1 of the Lease and the Agent's receipt pursuant to the next-to-last paragraph of Section 22.1 of the Lease of the Asset Termination Value in accordance with Section 20.2 of the Lease, shall be distributed by the Agent as promptly as possible (it being understood
                                                           -- ----- ----------
that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) to pay in full the Participant Balance of each Participant and in the case that the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Participants without
                                  --- ----
priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances; provided, that (i) any payment received by means of offset against the Defeasance Deposit shall be applied in the following order of priority:

          first, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participation Interest Balance of each Tranche A Participant; and

          second, to the Tranche B Participants for application to pay in full
          ------
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants
                                    --- ----
     without priority of one Tranche B Participant over the other in the proportion that each such Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants; and

          (ii) any payment received by means of offset against the Cash Collateral shall be applied in the following order of priority:

          first, to the Tranche B Participants for application to pay in full
          -----
     the Tranche B Participation Interest Balance of each Tranche B Participant; and

          second, to the Tranche A Participants for application to pay in full
          ------
     the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Participants
                                    --- ----
     without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants. To the extent that any amount of the Defeasance Deposit Collateral or Cash Collateral remains in any Account (as defined in the Defeasance Deposit Agreement or the Cash Collateral Agreement, as applicable) after all payments required to be made by this

     Section 3.12 have been made and the Participation Interests have been paid
     ------------
     in full, the Agent shall cause such remaining amount to be refunded promptly to the Lessee.

          (e) Notwithstanding any other provision in this Agreement, the Lease or any other Operative Document to the contrary, the Lessee, the Agent, the Participants and the Lessor agree that upon the maturity or acceleration of the Lessee's obligation to pay the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price, any and all amounts of Defeasance Deposit Collateral or Cash Collateral that have been deposited by the Lessee pursuant to the Defeasance Deposit Agreement or the Cash Collateral Agreement, as applicable, and that have not been withdrawn by the Lessee or offset or applied by the Lessor, the Agent or any Participant (in accordance with the terms of the Defeasance Deposit Agreement or Cash Collateral Agreement, as applicable) as of such maturity or acceleration date, shall be required to be applied by the Agent and the Lessor to satisfy the Lessee's obligation to pay such portion of the Asset Termination Value, Purchase Option Price or Residual Value Guarantee represented by the Defeasance Deposit Collateral or the Cash Collateral notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to the Lessor, the Agent or any Participant (including, without limitation any fraud or misapplication of funds by the Lessor, the Agent or any Participant, decline in value of the Collateral or the filing by or against the Lessor, the Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the insolvency of the Lessee), at Defeasance Deposit Depositary Bank or Depositary Bank to pay such obligation.

      SECTION 3.13.      Residual Value Guarantee Amount Payment by Lessee.  The
                         -------------------------------------------------
payment by the Lessee of the Residual Value Guarantee Amount to the Agent in accordance with Article XXII of the Lease (including payment by means of offset against the Defeasance Deposit) upon the Lessee's exercise of the Remarketing Option shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) in the following order of priority:

          first, to the Tranche A Participants for application to pay in full
          -----
     the Tranche A Participation Interest Balance of each Tranche A Participant; and

          second, to the Tranche B Participants for application to pay in full
          ------
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants
                                    --- ----
     without priority of one Tranche B Participant over the other in the proportion that each such Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants.

      SECTION 3.14.  Sales Proceeds of Remarketing of Property.  Any
                     -----------------------------------------
payments received by the Agent as proceeds from the sale of the Property sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Article XXII of the Lease, together with any payment made by the Lessee as a result of an appraisal pursuant to Section 13.2 of this Agreement, shall be distributed by
                         ------------
the Agent as promptly as possible (it being understood that any such payment
                                   -- ----- ----------
received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received) in the funds so received in the following order of priority:

          first, to the Tranche B Participants for application to pay in full
          -----
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants
                                    --- ----
     without priority of one Tranche B Participant over the other in the proportion that each Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants;

          second, to the Tranche A Participants for application to pay in full
          ------
     the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche A Participants
                                    --- ----
     without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants; and

          third, the balance, if any, shall be promptly distributed to, or as
          -----
     directed by, the Lessee.

      SECTION 3.15.      Supplemental Rent.  All payments of Supplemental Rent
                         -----------------
received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 3) shall be distributed promptly by Agent upon
                   ---------
receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

      SECTION 3.16.      Excepted Payments.  Notwithstanding any other provision
                         -----------------
of this Agreement or the Operative Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

      SECTION 3.17.      Distribution of Payments After Event of Default.  (a)
                         -----------------------------------------------
All payments received and amounts realized by the Lessor or the Agent after an Event of Default exists, including under the Guarantee, the Defeasance Deposit Agreement or the Cash Collateral Agreement and proceeds from the sale of any of the Property, proceeds of any amounts from any insurer or any Governmental Authority in connection with any Casualty or Condemnation, or from Lessee as payment in accordance with the Lease, including any payment received from Lessee pursuant to Section 17 of the Lease, shall, if received by Lessor, be paid to the Agent as promptly as possible and shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the
                      -- ----- ----------
Agent on a timely basis and in accordance with the provisions of the

Operative Documents shall be distributed on the date received in the funds so received) in the following order of priority:

          first, so much of such payment or amount as shall be required to
          -----
     reimburse the Lessor or the Agent for any tax, expense or other loss incurred by the Lessor or the Agent (including, to the extent not previously reimbursed, those incurred in connection with any duties of the Agent as the Agent) and any unpaid ongoing fees of the Lessor and the Agent shall be distributed to each of them for its own account;

          second, so much of such payments or amounts as shall be required to
          ------
     reimburse the then existing or prior Participants for payments made by them to the Lessor pursuant to Section 18.1 of the Lease (to the extent not previously reimbursed) and to pay such then existing or prior Participants the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          third, (i) in the case of a sale of the Property or application of the
          -----
     Cash Collateral, in the order of priority set forth in Section 3.14, (ii)
                                                            ------------
     in the case of the application of the Defeasance Deposit, in the order of priority set forth in Section 3.13 and (iii) in all other cases, so much of
                           ------------
     such amount as shall be required to pay in full the Participant Balance of each Participant, and in the case that the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the
                                                    --- ----
     Participants without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate Participant Balances of all the Participants; and

          fourth, the balance, if any, of such payment or amounts remaining
          ------
     thereafter shall be promptly distributed to, or as directed by, the Lessee.

      SECTION 3.18.      Other Payments.  (a) Except as otherwise provided in
                         --------------
Sections 3.11, 3.12, 3.17 and paragraph (b) below,
-------------  ----  ----     -------------

               (i) any payment received by the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Section 3, and
             ---------

               (ii) all payments received and amounts realized by the Agent under the Lease or otherwise with respect to the Property, the Defeasance Deposit or the Cash Collateral to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Participants and any other amounts due and owing to the Lessor, the Participants or the Agent, shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.12 (in the case of any payment described in clause (i) above) or in
   ------------                                          ----------
Section 3.17 hereof (in the case of any payment described in clause (ii) above),
------------                                                 -----------
except, that (i) in the case of any payment described in
clause (ii) above, such payment shall be distributed omitting clause third of
----------                                                    ------------
such Section 3.17; and the balance, if any (in the case of any payment described
     ------------
in clause (i) or (ii) above), shall be distributed to, or as directed by, the
   ----------    ----
Lessee, and (ii) any payments received under the Guaranty shall be distributed solely to the Participants in accordance with the priorities set forth in
Section 3.17.
------------

          (b) Except as otherwise provided in Sections 3.11 and 3.12 hereof, any
                                              -------------     ----
payment received by the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall be
                                                           ---------
distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

      SECTION 3.19.      Casualty and Condemnation Amounts.  Any amounts payable
                         ---------------------------------
to the Lessor as a result of a Casualty or Condemnation pursuant to Section 15.1 of the Lease (but excluding any amounts payable pursuant to Section 16.2 of the Lease) shall, if no Lease Event of Default exists, be paid over to Lessee for the rebuilding or restoration of that portion of the Property to which such Casualty or Condemnation applied, and any excess proceeds shall be paid to the Lessee. If a Lease Event of Default exists, then during the continuance of such Lease Event of Default, all such amounts shall be held by the Agent as Cash Collateral and upon exercise of the Lessor's remedies hereunder shall be distributed pursuant to Section 3.17.
                        ------------

      SECTION 3.20.      Order of Application.  To the extent any payment made
                         --------------------
to any Participant pursuant to Sections 3.12, 3.13, 3.14 or 3.15 is insufficient
                               -------------  ----  ----    ----
to pay in full the Participant Balance of such Participant, then each such payment shall first be applied to its Participation Interest in accrued interest and then to its Participation Interest in principal of the Advances.


                                   SECTION 4.

                                      FEES

      SECTION 4.1.       Commitment Fees.  The Lessee shall pay to the Agent for
                         ---------------
the account of each Tranche B Participant a commitment fee (the "Commitment
                                                                 ----------
Fees") for the period from and including the Closing Date to the earlier of (i) the Completion Date or (ii) the Outside Completion Date, computed in the case of each Tranche B Participant at a rate per annum equal to the Commitment Fee Rate on the amount of the Available Tranche B Commitment of such Participant, in each case during the period for which payment is made, payable on each Commitment Fee Payment Date. Commitment Fees shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

      SECTION 4.2.       Lease Arrangement Fee.  The Lessee shall pay to the
                         ---------------------
Arranger the lease arrangement fee (the "Lease Arrangement Fee") referred to in
                                         ---------------------
that certain commitment letter from the Arranger to the Lessee dated as of October 9, 1996, at such times as are specified in such letter.

      SECTION 4.3.       Defeasance Fee.  The Lessee shall pay to the Agent for
                         --------------
the account of each Tranche A Participant a defeasance fee (the "Defeasance
                                                                 ----------
Fee") in the amount of [*] of the aggregate Tranche A Participation Interest Commitment on the Closing Date.

      SECTION 4.4.       Administrative Fee.  The Lessee shall pay an
                         ------------------
administrative fee (the "Administrative Fee") to the Arranger in the amount of
                         ------------------
[*] payable in advance on the Closing Date.

      SECTION 4.5.       Overdue Fees.  If all or a portion of any fee due
                         ------------
hereunder shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Overdue Rate from the date of such nonpayment until such amount is paid in full (as well after as before judgment).


                                   SECTION 5.

                       CERTAIN INTENTIONS OF THE PARTIES

      SECTION 5.1.       Nature of Transaction. (a) It is the intent of the
                         ---------------------
parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

          Notwithstanding any provision of this Participation Agreement to the contrary, the parties hereto agree and declare that: (i) the transactions contemplated by the Lease are intended to have a dual, rather than single, form; and (ii) all references in this Participation Agreement to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the parties hereto as to the true form of such arrangements. The parties hereto agree that, in accordance with their intentions expressed herein and the substance of the transactions contemplated hereby, Lessee (and not Lessor) shall be treated as the owner of the Property for federal, state, and local income and property tax purposes and the Lease shall be treated as a financing arrangement. Lessee shall be entitled to take any deduction, credit, allowance or other reporting, filing or other tax position consistent with such characterizations. The Lessor and the Participants shall file any federal, state or local income tax returns, reports or other statements in a manner which is consistent with the foregoing provisions of this Section 5.1, provided that the Lessor and any Participant may
                                --------
take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such

                         [* Confidential Information]
a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no right to contest such holding pursuant to
Section 13.5 of the Participation Agreement, and (C) the Lessee's lack of right
------------
to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to Section 13.5(f)(iii) of the Participation
                            --------------------
Agreement or failure of the amount at issue to exceed the minimum amount set forth in Section 13.5(f)(iv)(B) of the Participation Agreement.
         ----------------------

          (b) Specifically, without limiting the generality of subsection (a) of
                                                               --------------
this Section 5.1, the parties hereto intend and agree that with respect to the
     -----------
nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Operative Documents are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance and payment of all amounts under the Lease and the other Operative Documents.

      SECTION 5.2.       Amounts Due Under Lease.  Anything else herein or
                         -----------------------
elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Participants and the Agent that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due to the Participants in respect of their Participation Interests on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase the Property under the Lease, the Participation Interests, all fees and all of the interest on overdue amounts thereon and all other obligations of the Lessee owing to the Lessor, the Participants and the Agent shall be paid in full by the Lessee;
(iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Property, the Residual Value Guarantee Amount and any amounts due pursuant to Section 13
                                                                    ----------
of this Participation Agreement and Section 22.2 of the Lease (which aggregate amounts may be less than the Asset Termination Value); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Asset Termination Value, plus all other amounts then due from the Lessee to the Participants, the Agent and the Lessor under the Operative Documents.


                                   SECTION 6.

                            CONDITIONS PRECEDENT TO

                   ACQUISITION OF LAND INTEREST AND ADVANCES

      SECTION 6.1.       Conditions Precedent -- Documentation.  The obligation
                         -------------------------------------
of the Lessor to acquire the Land Interest on the Land Interest Acquisition Date and to make the Advance in respect of such Property on the Funding Date applicable thereto, the obligation of the Lessor to make an Advance to finance the acquisition of Equipment or the construction of any Improvements or the funding of any Interest Payment Advance on any Funding Date, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.2 (it being
                                                    -----------
understood that the Lessor's obligation to acquire such Land Interest or to finance such Equipment, if any, or Improvements shall not be subject to the conditions precedent set forth in this Section 6.1 or Section 6.2 to the extent
                                       -----------    -----------
such conditions are actions required of the Lessor) on or prior to the Closing Date or such Funding Date, as the case may be:

          (a) Acquisition and Funding Request.  Prior to the Closing Date, the
              -------------------------------
Agent and the Lessor shall have received a fully executed counterpart of the Acquisition Request, and prior to each Funding Date the Agent and the Lessor shall have received a fully executed counterpart of the related Funding Request, appropriately completed by the Lessee, in accordance with Sections 3.3 and 3.4,
                                                          ------------     ---
respectively; provided, that this condition shall be deemed to have been satisfied in connection with an Interest Payment Advance pursuant to Section
                                                                     -------
3.7(d) hereof.
------

          (b) Operative Documents.  On or prior to the Closing Date, each of the
              -------------------
Operative Documents to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation, (i) this Participation Agreement, (ii) the Lease, (iii) the Lease Supplement; (iv) the Guarantee, (v) the Defeasance Deposit Agreement, (vi) the Cash Collateral Agreement, (vii) the Construction Agency Agreement, (viii) the Construction Agency Agreement Assignment, (ix) the Mortgage, (x) the Assignment of Lease and Supplement to Assignment of Lease, (xi) the Consent to Assignment, (xii) the Property Purchase Agreement, and (xiii) the Deed. No Default or Event of Default shall exist thereunder and be continuing (both before and after giving effect to the transactions contemplated by the Operative Documents), and the Lessor, the Agent and each Participant shall each have received a fully executed copy of each of such Operative Documents (other than the Lease and Lease Supplement, of which the Agent shall receive the original and the Lessor and the Participants shall receive specimens). On or prior to the Closing Date, the Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in clauses l(i)(A) and (B)
                                                      -----------------------
below.

          (c) Environmental Certificate.  The Agent, each Participant and the
              -------------------------
Lessor shall have received an Environmental Certificate substantially in the form of Exhibit C (an "Environmental Certificate") with respect to the Property,
        ---------      -------------------------
provided that such Environmental Certificate shall be delivered not less than
--------
five (5) Business Days prior to the Closing Date and shall have been approved by the Agent, the Required Participants and the Lessor, and accompanied by the Environmental Audit for the Property prepared by C. C. Thompson, Inc. dated June 17, 1996.

          (d) Appraisal. On or prior to the Closing Date, the Agent, the Lessor
              ---------
and the Participants shall have received an Appraisal of the Property, which Appraisal shall (i) show that the Fair Market Sales Value of the Land Interest with respect to such Property as of the projected Completion Date shall not exceed 25% of the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications for Property, and (ii) show as of the projected Completion Date the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and (iii) meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.
                         ----------

          (e) Deed.  On or prior to the Closing Date, the Lessor shall have
              ----
received a special warranty deed (the "Deed"), in conformity with Applicable Law
                                       ----
and appropriate for recording with the applicable Governmental Authorities, with respect to the Land Interest (and all Improvements located thereon), conveying fee simple title to the Land Interest (and all Improvements located thereon) to the Lessor, subject only to Permitted Exceptions.

          (f) Lease Supplement; Equipment Schedule.  The Lessee and the Lessor
              ------------------------------------
shall have delivered (i) on or prior to the Closing Date, the original counterpart of the Lease Supplement executed by the Lessee and the Lessor to the Agent and (ii) on or prior to the applicable Funding Date, a duly executed Equipment Schedule covering any Equipment, if any, being acquired with the proceeds of such Advance by the Lessor, together with invoices or appraisals in form and substance satisfactory to the Agent, the Lessor and the Participants.

          (g) Survey and Title Insurance.  On or prior to the Closing Date, the
              --------------------------
Lessee shall have delivered (i) an ALTA/ACSM (1992)(Urban) Survey of the Property, including Table A numbers 1, 2, 3, 4, 6, 8, 9, 10 and 11, certified to the Lessor, the Participants and the title company and otherwise in form reasonably acceptable to the Participants, (ii) an ALTA (1992) owners title insurance policy with extended coverage over the general exceptions, insuring fee title in the Lessor to the Property, subject only to the Permitted Exceptions, (iii) an ALTA (1992) Loan Policy insuring the Agent that the Lien of the Mortgage is a first and primary lien in the Lessor's interest in the Master Lease and in the fee title to the Property, subject only to pending disbursements for construction and the Permitted Exceptions, and (iv) an ALTA
(1992) Loan Policy insuring the Agent that the Lien of the Master Lease is a first and primary Lien in the Lessee's interest in the Property; such policies each in an amount not less than the estimated Property Cost and to be reasonably satisfactory to the Lessor, the Agent and the Participants with extended coverage, access, tax parcel, survey identicality, variable rate, future advances, usury, comprehensive, fraudulent conveyances, doing business, mechanics liens and zoning endorsements and such other endorsements as and to the extent available in such jurisdiction where the Property is located, if requested by the Agent.

          (h) Evidence of Recording and Filing.  On the Closing Date, the Agent
              --------------------------------
shall have received evidence reasonably satisfactory to it that each of the Deed, the Lease Supplement, the Assignment of Lease and Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage shall have been or are being recorded with the appropriate Governmental Authorities in the order in which such documents are listed in this clause, and the UCC Financing Statements with respect to the Property being acquired shall have been or are being filed with the appropriate Governmental Authorities.

          (i) Evidence of Insurance.  On or prior to the Closing Date, the
              ---------------------
Agent, the Lessor and each Participant shall have received evidence of insurance with respect to the Property required to be maintained pursuant to the Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

          (j) Evidence of Use of Proceeds.  On or prior to each Advance, the
              ---------------------------
Agent and each Participant shall have received evidence reasonably satisfactory to the Agent and each Participant as to the use of the proceeds of the Advance in accordance with the provisions of Section 8.1(g).
                                     --------------

          (k) Taxes.  On the Closing Date, all taxes, fees and other charges in
              -----
connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent, each Participant and the Lessor.

          (l) Opinions of Counsel. On the Closing Date, (i) the Lessee shall
              -------------------
have delivered to the Agent, each Participant and the Lessor (A) an opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to the Lessee, as to the matters set forth in Exhibit D; and (B) an opinion of local counsel licensed to practice in
         ---------
the jurisdiction where the Property is located as to the matters set forth in

Exhibit E; and (ii) the Lessor shall have delivered to the Agent and each
---------
Participant (A) an opinion of special counsel in the form set forth on Exhibit
                                                                       -------
F; and (B) an opinion of internal counsel to the Lessor to the effect and in the form set forth in Exhibit G.
                  ---------

          (m) Approvals.  On or prior to the Closing Date or each Funding Date,
              ---------
as applicable, all necessary (or, in the reasonable opinion of the Lessor, the Participants or the Agent or any of their respective counsel, advisable) Governmental Actions and covenants and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby to have been obtained by such date shall have been obtained or made and be in full force and effect.

          (n) Litigation.  As of each Funding Date, no action or proceeding
              ----------
shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect.

          (o) Requirements of Law.  As of the Closing Date and each Funding
              -------------------
Date, in the reasonable opinion of the Lessor, the Participants, the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Agent or any Participant to any adverse regulatory or tax prohibitions or constraints.

          (p) Responsible Officer's Certificate of the Lessee.  On the Closing
              -----------------------------------------------
Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Lessee stating that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Lease, the Property Purchase Agreement or the Construction Agency Agreement has occurred and is continuing; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

          (q) The Lessee's Resolutions and Incumbency Certificate, etc.  On the
              ---------------------------------------------------------
Closing Date, the Lessor, each Participant and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (A) the resolutions of the Board of Directors of the Lessee, duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its articles of incorporation and bylaws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party, and (ii) a good standing certificate from the appropriate officer of the state in which the Property is located.

          (r) Responsible Officer's Certificate of the Guarantor.  On the
              --------------------------------------------------
Closing Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Guarantor stating that (i) each and every representation and warranty of the Guarantor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Guarantee has occurred and is continuing; (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it; and (iv) the Guarantor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

          (s) The Guarantor's Resolutions and Incumbency Certificate, etc.   On
              ------------------------------------------------------------
the Closing Date, the Lessor, each Participant and the Agent shall each have received a certificate of the Secretary or an Assistant Secretary of the Guarantor attaching and certifying as to (i) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of documents and agreements of the type represented by each Operative Document to which it is or will be a party (ii) its articles of incorporation and by-laws, and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

           (t) Closing Date.  The Closing Date shall occur on or prior to
               ------------
October 31 , 1996.

          (u) No Material Adverse Effect.  As of the Closing Date, there shall
              --------------------------
not have occurred any Material adverse change in the Lessee's or the Guarantor's capital structure, ownership or consolidated assets, liabilities, results of operations, or financial condition from that set forth or contemplated in the most recent financial statements referred to in Section 8.3(m), and no event or
                                                --------------
condition shall have occurred that would result in a Material Adverse Effect.

          (v) Responsible Officer's Certificate of the Lessor.  On the Closing
              -----------------------------------------------
Date, the Lessee, the Agent and each Participant shall have received a certificate of an authorized officer of the Lessor, dated as of the Closing Date, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

          (w) The Lessor's Resolutions and Incumbency Certificate, etc.  On the
              ---------------------------------------------------------
Closing Date, the Lessee, the Agent and each Participant shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (ii) the pertinent provisions of its by-laws and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

          (x) Construction Budget.  On or prior to the Closing Date, the Lessor,
              -------------------
the Agent and each Participant shall have received a construction budget with respect to the Property reasonably satisfactory to each of them.

          (y) Termination of Liens.  On or prior to the Closing Date, the Agent,
              --------------------
each Participant and the Lessor shall have received a pay-off letter from each Existing Lender, together with duly executed UCC-3 termination statements, mortgage releases and such other instruments, in form and substance satisfactory to the Agent, each Participant and the Lessor, as shall be necessary to terminate and satisfy all Liens created pursuant to the Existing Financing and all other Liens except Permitted Exceptions.

          (z) Property Purchase Agreement Conditions.  On or prior to the
              --------------------------------------
Closing Date, the conditions to closing under the Property Purchase Agreement shall have been satisfied to satisfaction of, or waived by, the Lessor, the Agent and the Participants and the Assignment of Purchase Option Agreement shall have been duly authorized, executed and delivered and shall be in full force and effect.

      SECTION 6.2.       Further Conditions Precedent.  The obligation of the
                         ----------------------------
Lessor to acquire the Land Interest on the Land Acquisition Date or to make an Advance on any Funding Date and the obligation of each Participant to purchase its Participation Interest in, and to make available its related portion of, such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and to satisfaction on or before the Closing Date, Land Interest Acquisition Date or such Funding Date of the conditions precedent set forth in Section 6.1 (it being understood that the Lessor's
                       -----------
obligations to acquire the Land Interest and to make Advances to the Lessee and each Participant's obligation to fund the purchase of its Participation Interest in an Advance shall not be subject to the conditions precedent set forth in

Section 6.1 and this Section 6.2 to the extent such conditions are actions
-----------          -----------
required of the Lessor or such Participant):

          (a) Representations and Warranties.  (i) On the Closing Date, the
              ------------------------------
representations and warranties of the Lessee, the Guarantor, the Lessor and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date; and (ii) on the Land Interest Acquisition Date (if such date occurs after the Closing Date) and each other Funding Date, the representations and warranties of the Lessee contained herein and in each of the Operative Documents shall be true and correct as though made on and as of such date; in each case except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true an correct on and as of such earlier date.

          (b) Performance of Covenants.  (i) On the Closing Date the parties
              ------------------------
hereto shall have performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date, and (ii) on the Land Interest Acquisition Date (if such date occurs after the Closing Date) and each other Funding Date the Lessee shall have performed its respective agreements contained herein and in the other Operative Documents to be performed by it on or prior to such date.

           (c) Title.  Title to the Property shall conform to the
               -----
representations and warranties set forth in Section 8.4(c).
                                            --------------

          (d) No Default.  There shall not have occurred and be continuing any
              ----------
Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Property and/or the making of the Advance requested by such Funding Request, as the case may be.

          If any of the conditions precedent set forth in this Section 6.2 or in
                                                               -----------
Section 6.1 (if such conditions apply to subsequent Funding Dates) shall not
-----------
have been satisfied on any Funding Date subsequent to the initial Funding Date and the Lessor and the Participants refuse to fund the requested Advance, the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor, the Agent and the Participants.


                                   SECTION 7.

                           COMPLETION DATE CONDITIONS

      SECTION 7.1.       Conditions.  The occurrence of the Completion Date
                         ----------
shall be subject to the fulfillment to the satisfaction of, or waiver by, the Required Participants of the following conditions precedent:

          (a) Architect's Certificate.  The Lessee shall have furnished to the
              -----------------------
Lessor and Agent a (i) certificate of the Architect (substantially in the form of Exhibit H) dated at or about the Completion Date and stating that (a) the
   ---------
Improvements have been completed substantially in accordance with the Plans and Specifications and the Property is ready for occupancy, (b) the Property, as so completed, complies in all material respects with all Applicable Laws, and certifying that attached thereto are true and complete copies of an "as built" or "record" set of the Plans and Specifications, and a plat of survey of the Property "as built" showing all paving, driveways, fences and exterior improvements; and (ii) a date-down endorsement to or amendment and restatement of the title insurance policies described in Section 6.1(g).

          (b) Construction Completion.  The construction of the Improvements
              -----------------------
shall have been completed substantially in accordance with the Plans and Specifications and all Applicable Law, and such Property shall be ready for occupancy and operation. All fixtures, furniture, furnishings, Equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in the Property shall have been incorporated or installed free and clear of all Liens except for Permitted Liens.

          (c) Lessee Certification.  The Lessee shall have furnished the Lessor
              --------------------
and the Agent with a certification of the Lessee (substantially in the form of

Exhibit I) as follows:
---------

               (i) The representations and warranties of the Lessee with respect to the Property set forth in Section 8.4(b) are true and correct as of the
                                  --------------
     Completion Date. All amounts owing to third parties for the construction of the Improvements have been paid in full.

               (ii) No changes or modifications were made to the related Plans and Specifications after the Closing Date that have had a Material adverse effect on the value, use or useful life of the Property.


                                   SECTION 8.

                                REPRESENTATIONS

      SECTION 8.1.       Representations of the Lessor.  The Lessor represents
                         -----------------------------
and warrants to each of the other parties hereto as follows:

          (a) Due Organization, etc.  It is a corporation duly organized,
              ---------------------
validly existing and in good standing under the laws of the State of Illinois and has the corporate power and authority to enter into and perform its obligations under each of the Operative Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or will be a party.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States or Illinois law, governmental rule or regulation,
(iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of incorporation or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority, except such as have been obtained on the Lessee's or the Lessor's behalf.

          (c) Enforceability, etc.  Each Operative Document to which the Lessor
              -------------------
is or will be a party has been, or on or before the Closing Date will be, duly executed and delivered by the Lessor and each such Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

          (d) Litigation.  There is no action or proceeding pending or, to its
              ----------
knowledge, threatened to which it is a party, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the

Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Lessor or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

          (e) Assignment.  It has not assigned or transferred any of its right,
              ----------
title or interest in or under the Lease except to the Agent, for the benefit of the Participants, in accordance with this Agreement and the other Operative Documents.

          (f) Defaults.  No Default or Event of Default under the Operative
              --------
Documents attributable to it has occurred and is continuing.

          (g) Use of Proceeds.  The proceeds of the purchase of the
              ---------------
Participation Interests shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

          (h) Securities Act.  Neither the Lessor nor any Person authorized by
              --------------
the Lessor to act on its behalf has offered or sold any interest in the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Agent and the Participants, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Lease or the Property to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

          (i) Chief Place of Business.  The Lessor's chief place of business,
              -----------------------
chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at 135 South LaSalle Street, Chicago, Illinois 60603.

          (j) Federal Reserve Regulations.  The Lessor is not engaged
              ---------------------------
principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the purchase of the Participation Interests will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation G, T, U, or X of the Board.

          (k) Investment Company Act.  The Lessor is not an "investment company"
              ----------------------
or a company controlled by an "investment company" within the meaning of the Investment Company Act.

           (l) No Plan Assets.  The Lessor is not acquiring its interests in the
              --------------
Property with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in
Section 4975(e)(1) of the Code).

      SECTION 8.2.       Representations of the Participants.  Each Participant
                         -----------------------------------
represents and warrants to the Lessor, each of the other Participants and the Lessee as follows:

          (a) No Plan Assets.  Such Participant is not and will not be funding
              --------------
its Participation Interest hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code). The advancing of any amount with respect to its Participation Interest on any Funding Date shall constitute an affirmation by the subject Participant of the preceding representation and warranty.

          (b) Due Organization, etc.  It is either (i) a duly organized and
              ---------------------
validly existing corporation in good standing under the laws of the state of its incorporation, or (ii) a national banking association duly organized and validly existing under the laws of the United States or (iii) a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization, and, in each case, has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is a party.

          (c) Authorization; No Conflict.  The execution, delivery and
              --------------------------
performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current law, governmental rule or regulation of the United States or the state or country of its organization, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its certificate of incorporation or bylaws, articles of association or other organizational documents or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority.

          (d) Enforceability, etc.  Each Operative Document to which it is a
              -------------------
party has been, or on or before the Closing Date will be, duly executed and delivered by it and each such Operative Document to which it is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

          (e) Litigation.  There is no action or proceeding pending or, to its
              ----------
knowledge, threatened to which it is or will be a party before any Governmental Authority that is reasonably likely to be adversely determined and, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party.

      SECTION 8.3.       Representations of the Lessee.  The Lessee represents
                         -----------------------------
and warrants to each of the other parties hereto that:

          (a) Corporate Status.  The Lessee (i) is a corporation duly organized,
              ----------------
validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the States of California and Colorado and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

          (b) Corporate Power and Authority.  The Lessee has corporate power and
              -----------------------------
authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party and has or will have duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

          (c) No Violation.  Neither the execution, delivery and performance by
              ------------
the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or the Property that would (x) adversely affect the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or
(y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Lessee, or (z) have an adverse effect on the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Lessee pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Lessee.

          (d) Litigation.  There are no actions, suits or proceedings pending
              ----------
or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Material Adverse Effect or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Lessee or the Property under the Operative Documents.

          (e) Governmental Approvals.  No Governmental Action by any
              ----------------------
Governmental Authority having jurisdiction over the Lessee or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) hereof with the appropriate Governmental
                    --------------
Authorities, all of which will have been completed on or prior to the Closing Date.

          (f) Investment Company Act.  The Lessee is not an  "investment
              ----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

          (g) Public Utility Holding Company Act.  The Lessee is not a "holding
              ----------------------------------
company, or a "subsidiary company," or an "affiliate" of a "holding company, or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (h) Information.  All regular or periodic reports filed by the Lessee
              -----------
with the Securities and Exchange Commission prior to the Closing Date and all other written information and material regarding the Lessee and the Property which were provided by the Lessee to one or more of the Participants prior to the Closing Date are true and accurate in all material respects on the date as of which such information and materials are dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

          (i) Taxes.  All United States federal income tax returns and all other
              -----
Material tax returns which are required to have been filed have been or will be prepared in accordance with applicable law and filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

          (j) Compliance with ERISA.  Each member of the ERISA Group has
              ---------------------
fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (k) Environmental and Other Regulations.  Except as set forth in
              -----------------------------------
Schedule III attached hereto, the Lessee and the Property are in compliance with all Environmental Laws relating to pollution and environmental control or employee safety in the jurisdiction in which the Property is located and in all other domestic jurisdictions, other than, with respect to such other jurisdictions, those Environmental Laws the non-compliance with which would not have a Material Adverse Effect.

          (l) Offer of Securities, etc.  Neither the Lessee nor the Guarantor
              ------------------------
nor any Person authorized to act on their behalf has, directly or indirectly, offered any interest in the Property or the Lease or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property or the Lease), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants, the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

          (m) Financial Statements.   The audited consolidated statement of
              --------------------
financial position of the Lessee and its consolidated Subsidiaries as of September 30, 1996 and the related consolidated statements of income, shareholder's equity and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick, a copy of which has been delivered to each of the Lessor, the Participants and the Agent, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.


      SECTION 8.4.       Representations of the Lessee With Respect to the
                         -------------------------------------------------
Property on the Closing Date.  The Lessee hereby represents and warrants as
----------------------------
follows:

          (a) Representations.  The representations and warranties of the
              ---------------
Construction Agent and the Lessee set forth in the Operative Documents are true and correct. The Construction Agent and the Lessee are in compliance in with their respective obligations under the Operative Documents and there exists no Default or Event of Default.

          (b) Property.  Such Property consists of the Land Interest on which a
              --------
semiconductor fabrication facility will be constructed pursuant to the Construction Agency Agreement. Such Property is located in the State of Colorado. Such Property as improved in accordance with the related Plans and Specifications and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants will comply in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. The related Plans and Specifications have been or will be prepared in all material respects in accordance with applicable Requirements of Law

(including, without limitation, Title III of the Americans with Disabilities Act, applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the facility in accordance with the Plans and Specifications, such facility and the other Improvements on such Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance) and such facility and other Improvements will comply in all Material respects with all applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all applicable Environmental Laws and building, planning, zoning and fire codes). Upon completion of such facility in accordance with the related Plans and Specifications, the Improvements including, without limitation, structural members, the plumbing, heating, air conditioning and electrical systems thereof, and all water, sewer, electric, gas, telephone and drainage facilities will be completed in a workmanlike manner and in accordance with the Plans and Specifications and will be in first class working condition and fit for use as a semiconductor fabrication facility, and all other utilities required to adequately service the Improvements for their intended use are or will be available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or such Property which adversely affects the title to, or the use, operation or value of, the Property. As of the Closing Date, no fire or other casualty with respect to the Property shall have occurred, and as of each other Funding Date, no fire or other casualty with respect to the Property shall have occurred that constitutes a Significant Casualty with respect to which the Lessee shall have delivered a Termination Notice under Section 16.1 of the Lease. The Property has available all material services of public facilities and other utilities necessary for use and operation of such facility and the other Improvements for their primary intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access to such facility from publicly dedicated streets and public highways for pedestrians and motor vehicles. All utilities serving such Property, or proposed to serve such Property in accordance with the related Plans and Specifications, are located in, and vehicular access to the Improvements on such Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. All material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from such Property during the construction of the Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable and will in each case be maintained by the Lessee during the periods for which they are required by Applicable Law or such Governmental Authorities.

          (c) Title. The Deed providing for the acquisition of the Property is
              -----
sufficient to convey title to the Property in fee simple, subject only to Permitted Exceptions. Upon conveyance of the Deed on the Closing Date, the Lessor will own fee simple title in the Land Interest and any Improvements and will have the right to grant the Mortgage on the Property. The Lessor will at all times during the Term have good title to all Equipment wherever located and to any Improvements.

          (d) Insurance.  The Lessee has obtained insurance coverage covering
              ---------
the Property which meets the requirements of Article XIV of the Lease, and such coverage is in full force and effect.

          (e) Lease.  Upon the execution and delivery of the Lease Supplement to
              -----
the Lease, (i) the Lessee will have unconditionally accepted the Property and will be bound by the terms of the Lease Supplement and will have a valid leasehold or subleasehold interest in the Property, subject only to the Permitted Exceptions; (ii) the Lessee's obligation to pay Rent will be an independent covenant and no right of deduction or offset will exist with respect to any Rent or other sums payable under the Lease; and (iii) no Rent under the Lease will have been prepaid and the Lessee will have no right to prepay the Rent, except as specifically set forth therein.

          (f) Protection of Interests. (i) On the Closing Date, the Lease
              -----------------------
Supplement, the Assignment of Lease, the Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage are each in a form sufficient, and have been recorded in all recording offices necessary, to grant perfected first priority liens on the Property to the Agent or the Lessor, as the case may be,
(ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in the Lessor's interest in all Equipment, if any, to be located on the Property and the Improvements; and (iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

          (g) Flood Hazard Areas.  No portion of the Property is located in an
              ------------------
area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property or such portion thereof in accordance with
Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

          (h) Conditions Precedent.  All conditions precedent contained in this
              --------------------
Agreement and in the other Operative Documents relating to the acquisition and leasing of the Property by the Lessor have been satisfied in full or waived.

      SECTION 8.5.       Representations of the Lessee With Respect to Each
                         --------------------------------------------------
Advance.  The Lessee hereby represents and warrants as of each Funding Date on
-------
which an Advance is made as follows:

          (a) Representations.  The representations and warranties of the
              ---------------
Construction Agent and the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Sections 8.3 and 8.4)
                                                           ------------     ---
are true and correct in all Material respects on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date. The Construction Agent and the Lessee are in compliance in all Material respects with their respective obligations under the Operative Documents and there exists no Default or Event of Default which is continuing. No Default or Event of Default will occur as a result of, or after giving effect to, the Advance requested by the Acquisition Request or the Funding Request on such date.

          (b) Improvements.  Construction of the Improvements to date has been
              ------------
performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Requirements of Law.

          (c) No Liens.  There have been no Liens against the Property since the
              --------
recordation of the Deed, the Lease Supplement, the Assignment of Lease, the Consent to Assignment or the Mortgage other than Permitted Exceptions and Liens that have been removed or bonded by or on behalf of the Lessee to the satisfaction of the Lessor and the Agent. The Participation Interests funding such Advance are secured by the Lien of the Mortgage.

          (d) Advance.  The amount of the Advance requested represents amounts
              -------
owing in respect of the acquisition price of the Land Interest or amounts that the Lessee reasonably believes will be due in the sixty (60) days following such Advance from the Lessee to third parties in respect of Property Improvements Costs, or amounts paid by the Lessee to third parties in respect of Property Costs for which the Lessee has not previously been reimbursed by an Advance.
The conditions precedent to such Advance and the related remittances by the Participants with respect thereto set forth in Section 6 have been satisfied.
                                               ---------

          (e) Lease.  Upon the execution and delivery of each Equipment Schedule
              -----
to the Lease, the Lessee will have unconditionally accepted the Equipment, if any, subject to the Lease Supplement and will have good and marketable title to a valid and subsisting leasehold interest in such Equipment, subject only to Permitted Exceptions.

          (f) Protection of Interests.  On each Funding Date for the acquisition
              -----------------------
of Equipment, (i) the Lease Supplement, the applicable Equipment Schedule and the Mortgage are each a form sufficient to grant perfected Liens on the Lessee's and the Lessor's interests, respectively, in the Equipment to the Lessor and Agent, respectively, (ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in such interest in such Equipment, and

(iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest in such Equipment under the Lease to the extent the Lease is a security agreement.

          (g) Title Insurance Date Down Endorsement.  Prior to each Advance
              -------------------------------------
during the Construction Period and prior to an Advance following the Construction Period for Property Improvement Costs to which a mechanics' lien could take priority over the lien of the Mortgage or the lien of the Lease, the Lessee shall furnish the Lessor at the Lessee's expense an endorsement or other coverage reasonably acceptable to the Agent from the title insurance company issuing the policies pursuant to Section 6.1, insuring the Lessor and the Agent
                                 -----------
that (i) all mechanics' or similar liens and claims for such liens which could arise from that part of the Property Improvements Costs previously paid for, if any, or to be paid for with the then proposed Advance, have been waived and (ii) there has not been filed with respect to all or any parts of the Land Interest and Improvements any mechanics' or similar liens or claims of such liens that are not discharged of record, or insured over by the title insurance company, in respect of any part of the Land Interest and Improvements.


                                   SECTION 9.

                          PAYMENT OF CERTAIN EXPENSES

          The Lessee agrees, for the benefit of the Lessor, the Agent and the Participants, that:

      SECTION 9.1.       Transaction Expenses.  (a) The Lessee shall pay, or
                         --------------------
cause to be paid, from time to time all Transaction Expenses in respect of the transactions consummated on the Closing Date or any Funding Date, it being
                                                                  --------
understood and agreed that neither the Agent, the Lessor nor any Participant
---------------------
shall be required to advance any Transaction Expenses in connection with the closing. Such Transaction Expenses, the Defeasance Fee and the Lease Arrangement Fee may be added to the Property Cost to the extent supported by the Appraisal and agreed by the Agent and the Participants.

          (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses of the Lessor, (ii) the Commitment Fees, (iii) the Defeasance Fee,
(iv) the Lease Arrangement Fee, (v) the Administrative Fee, (vi) all Transaction Expenses incurred by the Lessee, the Agent, ABN AMRO or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, in each case (except after the occurrence of an Event of Default) which have been requested by or approved by the Lessee, (vii) all Transaction Expenses incurred by the Lessor, the Lessee, ABN AMRO or the Agent in connection with any purchase of the Property by the Lessee or other Person pursuant to Articles XVI, XVII, XX or XXII of the Lease, and (viii) all Transaction

Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee in respect of the Operative Documents.

      SECTION 9.2.       Brokers' Fees and Stamp Taxes.  The Lessee shall pay or
                         -----------------------------
cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

      SECTION 9.3.       Obligations.   The Lessee shall pay, on or before the
                         -----------
due date thereof, all costs, expenses and other amounts required to be paid by the Mortgage and the Assignment of Lease.


                                  SECTION 10.

                         OTHER COVENANTS AND AGREEMENTS

      SECTION 10.1.      Covenants of the Lessee.  The Lessee hereby agrees that
                         -----------------------
so long as this Participation Agreement is in effect:

           (a) Information.  The Lessee will deliver to the Lessor, the
               -----------
Participants and the Agent:

               (i) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Lessee, a statement of financial position of the Lessee and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income, shareholder's equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of nationally recognized standing, together with (i) a Responsible Officer's Certificate from the chief financial officer of the Lessee substantially in the form of Exhibit S hereto containing a computation of, and showing compliance with,
     ---------
     each of the financial ratios and restrictions contained in this Section
                                                                     -------
     10.1 and (ii) a certificate from such accountants to the effect that, in
     ----
     making the examination necessary for the signing of such annual audit report by such accountants, they have not become aware of any Event of Default or Default that has occurred and is continuing, or if they have become aware of any such Event of Default or Default, describing it and the steps, if any, being taken to cure it;

               (ii)   as soon as available and in any event within forty-five
     (45) days after the end of each of the first three quarters of each fiscal year of the Lessee, an unaudited consolidated statement of financial position of the Lessee as of the end of such period and the related consolidated statements of income, shareholders' equity and cash flows for such period and for the portion of the Lessee's fiscal year ended at the end of such period, together with a Responsible Officer's Certificate of the chief financial officer of the Lessee or other officer responsible for the financial affairs of the Lessee containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10.1 and
                                                             ------------
     stating that no Default or Event of Default has occurred or is continuing or, if any Default or Event of Default has occurred and is continuing, describing it and the steps, if any, being taken to cure it;

               (iii) promptly after the filing thereof, if applicable, copies (without exhibits thereto other than, in the case of reports on Form 10-K, the portions of the annual report incorporated therein by reference) of all reports on Forms 10-K, 10-Q and 8-K (or their equivalents), which the Lessee shall have filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

               (iv) if and when any member of the ERISA Group (1) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV or ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (2) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (3) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (4) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (5) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (6) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or
     (7) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Lessee setting forth details as to such occurrence and action, if any, which the Lessee or applicable member of the ERISA Group is required or proposes to take;

               (v) promptly after the occurrence of any Default or Event of Default, notice thereof in writing, together with information regarding the steps, if any, being taken to cure it; and

               (vi) from time to time such additional information regarding the Lessee, the Lessee or the Property as the Lessor or the Agent, at the request of any Participant, may reasonably request.

          (b) Compliance with Laws.  The Lessee will, and will cause its
              --------------------
Subsidiaries to, comply in all material respects with all applicable laws, ordinances, rules, regulations, orders and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and such contest is not reasonably likely to result in a Material Adverse Effect.

          (c) Further Assurances.  The Lessee shall take or cause to be taken
              ------------------
from time to time all action necessary to assure during the Term that title to the Property remains in the Lessor as contemplated by Section 12.1 of the Lease, that the Lessor holds a perfected Lien on the Property securing the Lease Balance as contemplated by Section 7.1 of the Lease, and that the Agent holds a perfected Lien on the Property and the Lease securing the repayment of the Participation Interests.

          (d) Existence; Franchises; Businesses.  Except as otherwise expressly
              ---------------------------------
permitted in this Agreement, the Lessee shall, and shall cause each Subsidiary to (i) maintain in full force and effect its separate existence and all rights, licenses, leases and franchises reasonably necessary to the conduct of its business, and (ii) continue doing business as a whole in the lines of business in which they were engaged on the Closing Date.

          (e) Books and Records.  The Lessee shall, and shall cause each
              -----------------
Subsidiary to, maintain its books and records in accordance with GAAP, and permit the Lessor and each Participant to make or cause to be made inspections and audits of any books, records and papers of the Lessee and its Subsidiaries and to make extracts therefrom at all such reasonable times and as often as any such Person may reasonably require.

          (f) Minimum Consolidated Quick Ratio.  The Lessee shall maintain at
              --------------------------------
all times a minimum Consolidated Quick Ratio of [*].

          (g) Minimum Consolidated Tangible Net Worth.  At no time will the
              ---------------------------------------
Lessee's Consolidated Tangible Net Worth be less than an amount equal to the sum of (i) [*] of the Lessee's Consolidated Tangible Net Worth at September 30,
1996 plus (ii) an amount equal to [*] of the Lessee's Consolidated Net Income
     ----
for each fiscal quarter of the Lessee beginning with the quarter ending on December 31, 1996 (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter) plus (iii) one hundred percent (100%) of the
                               ----
aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Lessee), received by the Lessee from the issuance and sale after September 30, 1996 of any capital stock of the Lessee (including the issuance and sale of any capital stock (x) to a Subsidiary of the Lessee or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Lessee into capital stock of the Lessee after September 30, 1996.

                         [* confidential information]

          (h) Maximum Consolidated Total Liabilities to Consolidated Tangible
              ---------------------------------------------------------------
Net Worth.  At no time shall the ratio of the Lessee's Consolidated Total
---------
Liabilities to Consolidated Tangible  Net Worth be greater than [*].

          (i) Minimum Consolidated Fixed Charge Ratio.  The Lessee shall
              ---------------------------------------
maintain at all times a minimum Consolidated Fixed Charge Ratio of [*], commencing with the four quarter period ending on December 31, 1996.

          (j) Profitability.  The Lessee (i) shall not incur net losses (but
              -------------
excluding any non-recurring non-cash charges) in any two consecutive fiscal quarters as measured at the end of any fiscal quarter commencing with the fiscal quarter ending on December 31, 1996 and (ii) shall not permit Consolidated Net Income (but excluding any non-recurring non-cash charges) to be less than $0, as measured at the end of any fiscal quarter for the previous four quarters on a rolling four-quarter basis commencing with the four quarter period ending on December 31, 1996. In the event the Lessee incurs a net loss in any fiscal quarter, no such net loss shall exceed [*].

          (k) Liens.  The Lessee shall not, and shall not permit any Subsidiary
              -----
to, create, assume, or permit to exist, any Lien on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Lessor or the Agent under the Operative Documents, (ii) statutory Liens of landlords,
(iii) easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of business on assets other than the Property and which do not detract materially from the value of the property to which they attached or impair materially the use thereof, (iv) Liens created to secure purchase money Indebtedness, Capitalized Lease Obligations or Off-Balance Sheet Debt, provided that such Liens are only in respect of the property or assets subject to, and secure only, such Indebtedness, and (v) Permitted Liens. Notwithstanding the foregoing there shall be no Liens on any of the Defeasance Deposit, the Cash Collateral or the Collateral other than Liens in favor of the Lessor and the Agent, for the benefit of the Participants.

          (l) Fundamental Changes.  The Lessee shall not, nor shall it permit
              -------------------
any Subsidiary to, enter into any merger, consolidation or amalgamation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); convey, sell, assign, transfer or otherwise dispose of all or substantially all of the property, business or assets of the Lessee and its Subsidiaries; provided, however, that if (i) at least thirty (30) days prior to
              --------  -------
the consummation of such transaction the Lessee shall have furnished to the Lessor, the Participants and the Agent a Responsible Officer's Certificate of the chief financial officer of the Lessee that no Default or Event of Default shall occur after giving effect thereto, and (ii) no Default or Event of Default shall have occurred before or after giving effect thereto:

          (A) any Subsidiary of the Lessee may be merged or consolidated with or into the Lessee (provided, however, that the Lessee shall be the continuing or
                 --------  -------
surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Lessee (provided, however,
               --------  -------

                         [* confidential information]
that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

          (B) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Lessee or any other wholly-owned Subsidiary of the Lessee; and

          (C) the Lessee may merge or consolidate with any other Person so long as the Lessee is the surviving corporation.

          (m) Transactions with Affiliates.  The Lessee shall not, nor shall it
              ----------------------------
permit any Subsidiary to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Lessee or any legal or beneficial owner of 5% or more of any class of capital stock of the Lessee or with any Affiliate of such owner unless the terms of such business, transaction or series of transactions are (i) as favorable to the Lessee or such Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third Person or, if such transaction is not one which by its nature could be obtained from such Person, is on fair and reasonable terms and (ii) are in the ordinary course of business or, if not in the ordinary course of business, are set forth in writing and the board of directors of the Lessee or such Subsidiary, as the case may be, has determined in good faith that such business or transaction or series of transactions meet the applicable criteria set forth in clause (i) above.

          (n) Delivery of Cash Collateral.  If either of the following ratios
              ---------------------------
shall not be met at the end of any fiscal quarter of the Lessee (which ratios shall be calculated and reported as of the end of each fiscal quarter):

          (i) if the ratio of (A) unencumbered cash and cash equivalents (including all Cash Collateral and the amount of the Defeasance Deposit for this purpose) to (B) Debt shall fall below [*]; or

          (ii) if the ratio of Debt to Consolidated Tangible Net Worth shall exceed [*];

then, the Lessee immediately shall deliver pursuant to the Cash Collateral Agreement Cash Collateral with a market value of 100% of the then current amount of the Tranche B Participation Interests; provided, however, that such Cash Collateral shall be released in accordance with the terms of the Cash Collateral Agreement after delivery to the Agent of evidence reasonably satisfactory to the Agent and the Tranche B Participants that neither of the events set forth in (i) or (ii) above is continuing.

                         [* confidential information]

          In addition, the Lessee may deliver pursuant to the Cash Collateral Agreement Cash Collateral with a market value of up to 100% of the then current amount of the Tranche B Participation Interests at any time.

          For so long as such amount of Cash Collateral is on deposit pursuant to this Section 10.1(n), the Applicable Margin shall be as set forth in clause
        ---------------
(i)(b) of the definition of such term. In the event that the Lessee withdraws any portion of the principal amount of any Cash Collateral it had previously elected to deliver to the Depositary Bank when it was not required to do so and the Lessee is not required to maintain Cash Collateral at the time of such withdrawal, the Lessee shall pay to the Agent, for the account of the Tranche B Participants, a fee (the "Cash Collateral Return Fee") in an amount equal to the
                          --------------------------
sum, for each separate deposit of Cash Collateral so withdrawn, of the product of (i) 0.0175, multiplied by (ii) the amount of such deposit of Cash Collateral, multiplied by (iii) the quotient of (A) the number of days (not to exceed 180 regardless of the length of time such amount has been on deposit), divided by
(B) 360.

          (o) Restricted Payments.  The Lessee shall not, nor shall it cause or
              -------------------
permit any of its Subsidiaries to, make any Restricted Payment; provided, that
                                                                --------  ----
(i) Lessee's Subsidiaries may make dividends, distributions and payments to the Lessee, and (ii) the Lessee may (A) make loans to its employees and purchase the Lessee's stock from its employees in the ordinary course of business, (B) make other Restricted Payments in the ordinary course of business and (C) make other Restricted Payments, provided that the aggregate of which Restricted Payments
                     -------- ----
made under clauses (ii)(A), (B) and (C) shall not exceed $5,000,000 during the Term.

          (p) No Impairment of Deposits.  The Lessee shall not, nor shall it
              -------------------------
permit any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person to the making by the Lessee of any deposit of Cash Collateral or any deposit constituting part of the Defeasance Deposit or the realization thereon or utilization thereof (or of any earnings thereon or of any other Collateral) by the Lessor, the Agent or any of the Participants.

          (q) Investments.  The Lessee shall not, nor shall it permit any of its
              -----------
Subsidiaries to, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect lending of money, holding of securities or otherwise, other than Permitted Investments, and except as permitted or required in Sections 10.1(l), (n) and (o).
                         ---------------------     ---

      SECTION 10.2.      Cooperation with the Lessee.  The Lessor, the
                         ---------------------------
Participants and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities, duties or other obligations on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

      SECTION 10.3.      Covenants of the Lessor. The Lessor hereby agrees that
                         -----------------------
so long as this Participation Agreement is in effect:

          (a) Discharge of Liens.  The Lessor will not create or permit to exist
              ------------------
at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Lessor
                                          --------  -------
shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Lease or the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

          (b) Change of Chief Place of Business.  The Lessor shall give prompt
              ---------------------------------
notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 135 South LaSalle Street, Chicago, Illinois 60603, or if it shall change its name, identity or corporate structure.


                                  SECTION 11.

                                 PARTICIPATIONS

      SECTION 11.1.      Amendments; Actions on Default.  (a)  The Lessor shall
                         ------------------------------
have the right to forebear from exercising rights against the Lessee to the extent the Lessor shall determine in good faith that such forbearance is appropriate and is permitted by Section 15.5 and Sections 11.1, 11.2 and 11.3.
                                ------------     ----------------------------
Upon the direction of the Required Participants, the Lessor shall execute any waiver, modification or amendment of the Lease or the Construction Agency Agreement requested by the Lessee; provided, that: (i) the waiver, modification
                                   --------
or amendment is not prohibited by the forgoing provisions of this Agreement,
(ii) the waiver, modification or amendment does not (A) increase the amount the Lessor may be required to pay to the Lessee or anyone else, or (B) reduce or postpone (and cannot reasonably be expected to reduce or postpone) any payments that the Lessor would, but for such modification or amendment, be expected to receive, or (C) release the Lessor's interest in all or a substantial part of the Property; and (iii) the Lessor is not excused from executing the waiver, modification or amendment by Section 11.3.
                             ------------

          (b) The Lessor will, with reasonable promptness, provide each Participant with copies of all default notices it sends or receives under the Lease or Construction Agency Agreement and notify each Participant of any Event of Default under the Lease of which it is aware and of any other matters which, in the Lessor's reasonable judgment, are likely to materially affect the payments each Participant will be required to make or be entitled to receive under this Agreement, but the Lessor will not in any event be liable to any Participant for the Lessor's failure to do so unless such failure constitutes gross negligence or willful misconduct on the part of the Lessor.

          (c) Before taking possession of the Property or exercising foreclosure or offset rights against the Property or filing any lawsuit against the Lessee because of any breach by the Lessee of the Operative Documents or if requested in writing by any Participant at any time when an Event of Default has occurred and is continuing, the Lessor shall promptly call a meeting with each Participant and the Agent to discuss what, if anything, the Lessor should do. Such meeting shall be scheduled during regular business hours in the offices of the Agent, or another appropriate location in San Francisco, California, not earlier than five (5) and not later than twenty (20) Business Days after the Lessor's receipt of the written request from a Participant. If the Required Participants shall direct the Lessor in writing to (a) send any default notices required before a Default can become an Event of Default, or (b) bring a lawsuit against the Lessee to enforce the Operative Documents when an Event of Default has occurred and is continuing, then the Lessor shall send the notice or bring the suit, and the Lessor shall prosecute any such suit with reasonable diligence using reputable counsel. However, if the Agent is not a member of the Required Participants voting pursuant to this subsection 11.1(d) in favor of the giving
                                     ------------------
of any such notice or the bringing of any such suit, then the Lessor may require that it first receive the written agreement (in form reasonably acceptable to the Lessor) of the members of the Required Participants so voting to indemnify the Agent and the Lessor from and against all costs, liabilities and claims that may be incurred by or asserted against the Lessor because of the action the Required Participants direct the Agent or the Lessor to take. In no event shall any Participant instigate any suit or other action directly against the Lessee with respect to the Operative Documents or the Property, even if such Participant would, but for this agreement, be entitled to do so as a third party beneficiary or otherwise under the Operative Documents.

          (d) In the event the Lessee or its designee fails to purchase the Property after any exercise of its Purchase Option or Expiration Date Purchase Obligation or following the occurrence and continuance of an Event of Default, the Lessor shall, if the Required Participants shall agree in writing, bring suit against the Lessee to enforce the Operative Documents in such form as shall be recommended by reputable counsel, and thereafter the Lessor shall prosecute the suit with reasonable diligence in accordance with the advice of reputable counsel. If the Lessor acquires the interests of the Lessee in any of the Property as a result of such suit or otherwise, the Lessor shall thereafter proceed with reasonable diligence to sell the Property in a commercially reasonable manner to one or more bona fide third party purchasers and shall in any event endeavor to consummate the sale of the entire Property (through a single sale of the entire Property or a series of sales of parts) within five
(5) years following the date the Lessor recovers possession of the Property at the best price or prices the Lessor believes are reasonably attainable within such time. Further, after the Designated Payment Date and prior to the Lessor's sale of the entire Property, the Lessor shall retain a property management company experienced in the area where the Property is located to manage the operation of the Property and pursue the leasing of any completed Improvements which are part of the Property. The Lessor shall not retain an Affiliate of the Lessor to act as the property manager except under a bona fide, arms-length management contract containing commercially reasonable terms. Further, after the Designated Payment Date and until the Lessor sells the Property, the Lessor shall (i) endeavor in good faith to maintain, or shall obtain the agreement of one or more of such tenants to maintain, the Property in good order and repair, (ii) procure and maintain casualty insurance against risks customarily insured against by owners of comparable properties, in amounts sufficient to eliminate the effects of coinsurance, (iii) keep and allow each Participant to review accurate books and records covering the operation of the Property, and (iv) pay prior to delinquency all taxes and assessments lawfully levied against the Property.

          (e) Notwithstanding the foregoing, Defaulting Participants shall have no voting or consent rights under this Section 11.1 and no rights to require the
                                       ------------
Lessor to call a meeting pursuant to Section 11.1(d) until they cease to be
                                     ---------------
Defaulting Participants. During any period that any Defaulting Participants have no voting rights under this Section 11.1, only the Commitment Percentages
                                 ------------
of the other Participants that still have voting rights will be considered for purposes of determining the Required Participants.

      SECTION 11.2.      General.  Subject to the limitations set forth in
                         -------
Section 11.1 and Section 14:
------------     ----------

          (a) The Lessor shall have the exclusive right to take any action and to exercise any available powers, rights and remedies to enforce the obligations of the Lessee under the Operative Documents, or to refrain from taking any such action or exercising any such power, right or remedy.

          (b) The Lessor shall be entitled to (i) give any consent, waiver or approval requested by the Lessee with respect to any construction or other approval contemplated in the Lease or (ii) waive or consent to any adverse title claims affecting the Property, provided that, in either case, such action will not have a material adverse effect on the Lessee's obligations or ability to make the payments required under the Operative Documents, the Lessor's rights and remedies under the Operative Documents or any Participant's rights hereunder.

      SECTION 11.3       Conflicts. Notwithstanding anything to the contrary
                         ---------
herein contained, the Lessor shall be entitled, even over the objection of each Participant or the Required Participants, (i) to take any action required of the Lessor by, or to refrain from taking any action prohibited by, the Operative Documents or any law, rule or regulation to which the Lessor is subject (provided, that this Section shall not be construed to authorize the Lessor to take any action required by a modification of the Operative Documents prohibited by Section 11.1), and (ii) after notice to the Participants, to bring and
   -------------
prosecute a suit against the Lessee in the form recommended by and in accordance with advice of reputable counsel at any time when a breach of the Operative Documents by the Lessee shall have put the Lessor (or any of its officers or employees) at risk of criminal prosecution or significant liability to third parties or at any time after the Lessee or its designee fails to purchase the Property on the Designated Payment Date.

Nothing herein contained shall be construed to require the Lessor to agree to modify the Operative Documents or to take any action or refrain from taking any action in any manner that could increase the Lessor's liability to the Lessee or others, that could reduce or postpone payments to which the Lessor is entitled thereunder, or that could reduce the scope and coverage of the indemnities provided for the Lessor's benefit therein.

      SECTION 11.4.      Refusal to Give Consents or Fund.  If any Participant
                         --------------------------------
declines to consent to any amendment, modification, waiver, release or consent for which such Participant's consent is requested or required by reason of this Agreement, or if any Participant fails to pay any amount owed by it hereunder, the Lessor shall have the right, but not the obligation and without limiting any other remedy of the Lessor, to terminate such Participant's rights to receive any further payments under Section 3 of this Agreement (other than payments
                           ---------
required because of the Lessor's collection of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount) by paying such Participant a termination fee equal to the total of:

          (i) all amounts actually advanced by such Participant to the Lessor under Section 3.4 hereof before the termination; excluding, however, any
           -----------
     such amounts that were repaid to such Participant before the termination by actual payments made to such Participant by the Lessor of, or the Lessor's offset against, sums representing:

               (A) Such Participant's Commitment Percentage times any payments of Rent received by the Lessor under the Lease; plus

               (B) Such Participant's Commitment Percentage times any sales proceeds received by the Lessor under the Lease; and

          (ii) Such Participant's Commitment Percentage, times:

               (A) the then accrued but unpaid Basic Rent and Commitment Fees due under the Lease and hereunder; plus

               (B) interest on past due amounts described in the preceding clause (A) computed at the Federal Funds Effective Rate; plus

               (C) interest on any amounts (other than interest itself) past due from the Lessee or its designees under the Operative Documents, computed at the Federal Funds Effective Rate.

Such Participant's rights to receive payments equal to such Participant's Commitment Percentage of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount shall not be impaired or affected by any termination contemplated in this Section 11.4; accordingly, the
                                                 ------------
Lessor shall not, as a condition to such a termination, be required to reimburse such Participant for any payments such Participant has made in connection with Defaulted Amounts pursuant to Section 3.3.
                                              -----------

      SECTION 11.5.      Required Repayments.  Each Participant shall repay to
                         -------------------
the Lessor, upon written request or demand by the Lessor (i) any sums paid by the Lessor to such Participant under this Agreement from, or that were computed by reference to, any Rent or other amounts which the Lessor shall be required to return or pay over to another party, whether pursuant to any bankruptcy or insolvency law or proceeding or otherwise and (ii) any interest or other amount that the Lessor is also required to pay to another party with respect to such sums. Such repayment by any Participant shall not constitute a release of such Participant's right to receive such Participant's Commitment Percentage times the amount of any such Rent or any such other amount (or any interest thereon) that the Lessor may later recover.

      SECTION 11.6.      Indemnification.  Each Participant agrees to indemnify
                         ---------------
and defend the Lessor (to the extent not reimbursed by the Lessee within ten
(10) days after demand) from and against such Participant's Commitment Percentage of any and all liabilities, obligations, claims, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section 11.6 collectively
                                                    ------------
called "Covered Liabilities") which to any extent (in whole or in part) may be
        -------------------
imposed on, incurred by or asserted against the Lessor growing out of, resulting from or in any other way associated with the Property or the Operative Documents (including the enforcement thereof, whether exercised upon the Lessor's own initiative or upon the direction of the Required Participants) and the transactions and events at any time associated therewith or contemplated therein. The foregoing indemnification shall apply whether or not such Covered Liabilities are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Lessor; provided, only that no Participant shall be obligated under this Section 11.6 to indemnify the Lessor
                                          ------------
(i) for Covered Liabilities incurred in connection with any transfer or assignment by the Lessor of its right to receive Rent or its rights and interests in and to the Property, the Operative Documents or this Agreement to its Affiliates or (ii) for that portion or percentage, if any, of any of the Covered Liabilities which is proximately caused by: (A) the Lessor's own gross negligence or willful misconduct; (B) any representation made by the Lessor in the Operative Documents that is false in any material respect and that the Lessor knew was false at the time of the Lessor's execution of the Operative Documents; or (C) Lessor Liens not claimed by, through or under any of the Participants. After each Participant has paid its Percentage of any Covered Liabilities, each Participant shall be entitled to payment from the Lessor of an amount equal to the Adjusted Percentage (as defined below) of any payments subsequently received by the Lessor as Excess Reimbursement (as defined below) for such Covered Liabilities. As used in this Section "Adjusted Percentage"
                                                        -------------------
shall equal (i) such Participant's Commitment Percentage, divided by (ii) the sum of the Commitment Percentages of all Participants who have paid the Lessor their respective shares of the Covered Liabilities at issue. As used in this Section, the term "Excess Reimbursement" shall mean, for the Covered Liabilities
                   --------------------
at issue, amounts reimbursed or paid by the Lessee to or on behalf of the Lessor on account of such Covered Liabilities in excess of (i) such Covered Liabilities, times (ii) the Commitment Percentages of any Participants that have not paid the Lessor their respective Percentages of such Covered Liabilities.

      SECTION 11.7.      Required Supplemental Payments.  In the event that the
                         ------------------------------
Lessee fails to pay any Required Supplemental Payment when due (a "Defaulted
                                                                   ---------
Amount"), the Lessor shall notify each Participant of such Defaulted Amount,
------
whereupon each Participant shall pay to the Lessor an amount equal to such Participant's Commitment Percentage times the Defaulted Amount; such payment from Participant to the Lessor shall be due prior to 2:00 p.m., San Francisco time, on the date of such notice if such notice is given by 12:00 noon, San Francisco time, otherwise prior to 12:00 noon, San Francisco time, on the next Business Day following such notice. After payment of a Participant's Commitment Percentage times the Defaulted Amount, any payments subsequently received by the Lessor from the Lessee as reimbursement for such Defaulted Amount, and any interest received by the Lessor from the Lessee that accrued on the Defaulted Amount after the date of such Participant's payment of its Commitment Percentage times the Defaulted Amount, will constitute Supplemental Rent for purposes of computing payments due such Participant under this Agreement.

      SECTION 11.8.      Application of Payments Received From Defaulting
                         ------------------------------------------------
Participant As a Cure For Payment Defaults.  If after a failure to make a
------------------------------------------
payment required by Section 3.4, any Defaulting Participant cures such failure,
                    -----------
in whole or in part, by paying to the Lessor all or part of such payment and interest thereon at the Late Payment Rate, then the Lessor shall apply the payments so made to the Lessor, net of the costs of collecting such payments (the "Net Cure Proceeds"), or other funds available to the Lessor equal to the
      -----------------
Net Cure Proceeds, in the following order before applying the same to any other purpose:

          (i) first, to make payments to the Lessor itself equal to its Excess Investment (if any) until the Lessor shall no longer have any Excess Investment; and

          (ii) second, to make further Advances to the Lessee under this Agreement to the extent the Lessor is required or deems it appropriate to do so; provided, that such further Advances do not cause the total Property Cost to exceed the sum of the Commitments.

      SECTION 11.9.      Order of Application.  For purposes of this Agreement,
                         --------------------
the Lessor shall be entitled, but not required, to apply any payments received from the Lessee under the Operative Documents to satisfy (1) unpaid Required Supplemental Payments (and interest thereon) not included in Rent, if any, and
(2) costs incurred by the Lessor because of any sale under the Lease before applying such payments to satisfy the Lessee's other obligations, regardless of how the Lessee may have designated such payments.

      SECTION 11.10.     Investments Pending Dispute Resolution; Overnight
                         -------------------------------------------------
Investments. Whenever the Lessor in good faith determines that it does not have
-----------
all information needed to determine how payments to Participants must be made on account of any then existing Participation Interests which the Lessor has received, or whenever the Lessor in good faith determines that there is any dispute among the Participants about payments which must be made on account of Participation Interests actually received by the Lessor, the Lessor may choose to defer the payments which are the subject of such missing information or dispute. However, to minimize any such deferral, the Lessor shall attempt diligently to obtain any missing information needed to determine how payments to the Participants must be made. Also, pending any such deferral, or if the Lessor is otherwise required to invest funds pending distribution to the Participants, the Lessor shall invest funds equal to (i) the total of the Commitment Percentages of all Participants to whom payments have not been made with respect to the Participation Interests at issue, times (ii) the total percentages at issue. In addition, the Lessor shall endeavor to invest payments of Participation Interests it receives after 12:00 noon, San Francisco time, on the day in question that are to be paid to a Participant on the next Business Day pursuant to Section 3; provided that the
                                                 ---------
Lessor shall have no liability to any Participant if the Lessor is unable to make such investments. Investments by the Lessor shall be in the overnight federal funds market pending distribution, and the interest earned on each dollar of principal so invested shall be paid to the Person entitled to receive such dollar of principal when the principal is paid to such Person.

      SECTION 11.11.     Agent to Exercise Lessor's Rights.  The Lessor has
                         ---------------------------------
assigned its interest in the Lease to the Agent, for the benefit of the Participants, pursuant to the Assignment of Lease. To the extent provided therein, the rights, remedies, duties and responsibilities of the Lessor contained in this Section 11 and in the other Operative Documents with respect
                  ----------
thereto shall be exercisable by, binding upon and inure to the benefit of the Agent, for the benefit of the Participants.

      SECTION 11.12.     Exculpatory Provisions Regarding the Lessor.  Subject
                         -------------------------------------------
to the provisions of Section 11.11, each Participant hereby irrevocably
                     -------------
authorizes the Lessor to take such actions on its behalf as are expressly vested in or delegated to the Lessor by the terms of this Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. The provisions of the following Sections of this Agreement are hereby incorporated by reference into this Section 11.12, substituting the
                                               --------------
word "Lessor" for "Agent" therein:

          (i)  Section 14.1 - second sentence.
               ------------

          (ii) Section 14.2 - all.
               ------------

          (iii)   Section 14.3 - all.
                         -----

          (iv) Section 14.4 - all.
                      -----

          (v)  Section 14.5 - first sentence.
                      -----

          (iv) Section 14.6 - last sentence.
                      -----


                                  SECTION 12.

                      TRANSFERS OF PARTICIPANTS' INTERESTS

      SECTION 12.1.      Restrictions on and Effect of Transfer by Participants.
                         -------------------------------------------------------
No Participant may (without the prior written consent of the Agent and Lessee (not to be unreasonably withheld)) assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under its Participation Interest or any of the Operative Documents or the Property, provided that (x) any Participant may pledge its
                           --------
interest without the consent of the Agent or the Lessee to any Federal Reserve Bank, and (y) without the prior written consent of the Agent, any Participant may transfer all or any portion of its interest to any Affiliate of such Participant or to any other existing Participant; provided that in the case of
                                                  --------
any transfer (other than to such Affiliate) each of the following conditions and any other applicable conditions of the other Operative Documents are satisfied:

          (a) Required Notice and Effective Date.  Any Participant desiring to
              ----------------------------------
effect a transfer of its interest shall give written notice of each such proposed transfer to the Lessee, the Agent and each other Participant at least five (5) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs (including, without limitation, legal expenses) incurred by the Lessor, the Agent or any Participant in connection with any such disposition by a Participant under this Section 12.1
                                                                 ------------
shall be borne by such transferring Participant. In the event of a transfer under this Section 12.1, any expenses incurred by the transferee in connection
           ------------
with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which the Lessee is obligated to pay or reimburse under Section 9.
                                                                     ---------
Any such proposed transfer shall become effective upon the later of (i) the date proposed in the transfer notice referred to above and (ii) the date on which all conditions to such transfer set forth in this Section 12.1 shall have been
                                              ------------
satisfied.

          (b) Assumption of Obligations.  Any transferee pursuant to this
              -------------------------
Section 12.1 shall execute and deliver to the Agent and the Lessee an Assignment
------------
and Acceptance in substantially the form attached as Exhibit J ("Assignment and
                                                     ---------   --------------
Acceptance"), duly executed by such transferee and the transferring Participant,
----------
and a letter in substantially the form of the Participant's Letter attached hereto as Exhibit K ("Participant's Letter"), and thereupon the obligations of
          ---------   --------------------
the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Participant" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Participant" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, the Agent shall deliver to each Participant, the Lessor and the Lessee a new Schedule I and Schedule II to
                                                  ----------     -----------
this Agreement, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

          (c) Employee Benefit Plans.  No Participant may make any such
              ----------------------
assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1) of the Code.

          (d) Representations.  Notwithstanding anything to the contrary set
              ---------------
forth above, no Participant may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to the Agent and the Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 8 with respect to such Person (other than as such
         ---------
representation or warranty relates to the execution and delivery of Operative Documents) and representing that such Person has, independently and without reliance upon the Agent, any other Participant or, except to the extent of the Lessee's representations made under the Operative Documents when made, the Lessee, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into this transaction, the Property and the Lessee and made its own decision to enter into this transaction.

          (e) Amounts; Agent's Fee.  Any transfer of a Participation Interest
              --------------------
shall be in a principal amount which is equal to or greater than $2,000,000. Each transferring Participant shall pay to the Agent a transfer fee of $2,500.

          (f) Applicable Law.  Such transfer shall comply with Applicable Law
              --------------
and shall not require registration under any securities law applicable thereto.

          (g) Effect.  From and after any transfer of its Participation Interest
              ------
the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes to the extent of such transfer, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 12.1, the
                                                           ------------
transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Participation Agreement or any other Operative Document.

      SECTION 12.2.      Covenants and Agreements of Participants.
                         ----------------------------------------

          (a) Participations.  Each Participant covenants and agrees that it
              --------------
will not grant Participations in its Participation Interest to any Person (a "Sub-Participant") unless such participation complies with Applicable Law and
----------------
does not require registration under any securities law applicable thereto and such Sub-Participant (i) is a bank or other financial institution and (ii) represents and warrants, in writing, to such Participant for the benefit of the Participants, the Lessor and the Lessee that (A) no part of the funds used by it to acquire an interest in any Participation Interest constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code) and (B) such Sub-Participant is acquiring its interest for investment purposes without a view to the distribution thereof. Any such Person shall require any transferee of its interest in its Participation Interest to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of the Participants, the Lessor and Lessee. In the event of any such sale by a Participant of a participating interest in its Participation Interest to a Sub-Participant, such Participant's obligations under this Participation Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Participation Interest, for all purposes under this Participation Agreement and under the other Operative Documents, and the Lessor, the Agent and, except as set forth in Section 12.2(b), the Lessee shall continue to deal
                            ---------------
solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and under the other Operative Documents.

          (b) Transferee Indemnities.  Each Sub-Participant shall be entitled to
              ----------------------
the benefits of Sections 13.5, 13.6, and 13.7 and 13.10 with respect to its
                -------------  ----      ----     -----
participation in the Participation Interests outstanding from time to time; provided that no Sub-Participant shall be entitled to receive any greater amount
--------
pursuant to such Sections than the transferor Participant would have been entitled to receive in respect of the amount of the participation transferred by such transferor Participant to such Sub-Participant had no such transfer or participation occurred.

      SECTION 12.3.      Future Participants.  Each Participant shall be deemed
                         -------------------
to be bound by and, upon compliance with the requirements of this Section 12,
                                                                  ----------
will be entitled to all of the benefits of the provisions of, this Participation Agreement.

                                  SECTION 13.

                                INDEMNIFICATION

      SECTION 13.1.      General Indemnification.  The Lessee agrees, whether or
                         -----------------------
not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:

          (a) any of the Operative Documents or any of the transactions contemplated thereby or any violation thereof, and any amendment, modification or waiver in respect thereof;

          (b) the Property, the Lease or any part thereof or interest therein;

          (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Sections 16.2, 16.3, 16.4, 17.2(c), 17.2(e) or 17.4 of the Lease or any sale pursuant to Articles XX or XXII of the Lease, return or other disposition of all or any part or any interest in the Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of federal, state or local law, rule, regulation or order or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Property resulting in any charge or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property;

          (d)  [reserved];

          (e) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

          (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement, or the incurring of any fees or commissions to which the Lessor might be subjected by virtue of entering into the transactions contemplated by this Participation Agreement;

          (g) the existence of any Lien on or with respect to the Property, the Improvements, the Equipment, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, the Existing Owner, the Lessor or any of their contractors or agents or by reason of the financing of the Property or any personalty or equipment purchased or leased by the Lessee or Improvements or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Agent or the Lessor;

          (h) the transactions contemplated by the Lessee hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code (other than any Claim resulting from a breach of representation or warranty of the Lessor or any Participant); or

          (i) the Existing Financing, any documentation relating thereto, the Existing Participants, the Existing Owner, or the purchase of the Property by the Lessor, or any matters arising therefrom or related thereto;

provided, however, the Lessee shall not be required to indemnify (x) the Lessor
--------  -------
for any Claim to the extent arising from any misrepresentation by the Lessor under Section 8.1 (e) or (l) or from the failure by the Lessor to comply with
      ----------- ----------
Section 10.3 (a), or (y) any Indemnitee under this Section 13.1 for any of the
----------------                                   ------------
following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall
                                     -------------------
be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the termination of the Lessee's right to possess and control the Property (but not any claim to the extent attributable to acts or events occurring prior to or during the Term or occurring at any time that the Lessee is in actual possession or control of the Property), (4) any Imposition or other claims for Taxes, and
(5) any Claims of the type(s) described in Sections 13.2 (only with respect to
                                           -------------
claims in respect of a decline in the Fair Market Sales Value of the Property as a result of an event described in Section 13.2(b) and the Lessee's exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10. It is expressly understood
                         ----  ----  ----     -----
and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this Section 13.1 shall be construed
                             ------------       ------------
as an indemnity only and not a guaranty of residual value of the Property or as a guaranty of the Participation Interests.

      SECTION 13.2.      End of Term Indemnity.
                         ---------------------

          (a) If the Lessee elects the Remarketing Option and there would, after giving effect to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Maturity Date and as a condition to the Lessee's right to complete the remarketing of the Property pursuant to Section 22.1 of the Lease, the Lessee shall cause to be delivered to the Lessor at least 30 days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from an appraiser selected by the Lessor and reasonably satisfactory to the Agent and the Required Participants in form and substance satisfactory to the Lessor, the Agent and the Required Participants (the "End
                                          ---
of the Term Report") which shall state the appraiser's conclusions as to the
------------------
reason for any decline in the Fair Market Sales Value of the Property from that anticipated for such date in the Appraisal delivered on the Closing Date.

          (b) Prior to the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to:

               (i) extraordinary wear and tear, excessive usage, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with the Lease and all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear);

               (ii) any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee; or

               (iii) the existence of any Hazardous Activity, Hazardous Substance or Environmental Violations; or

               (iv)  any restoration or rebuilding carried out by the Lessee; or

               (v)  any condemnation of any portion of the Property pursuant to
     Article XV of the Lease; or

               (vi) any use of the Property or any part thereof by the Lessee other than as permitted by the Operative Documents; or

               (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 12.2 of the Lease; or

               (viii) the failure of the Lessor to have good and marketable fee title to the Property free and clear of all Liens (including Permitted Liens) and exceptions to title, except (A) such Liens or exceptions to title that existed on the Closing Date and were disclosed in the policy of title insurance delivered pursuant to Section 6.1; (B) Lessor Liens; and
                                           -----------
     (C) to the extent any such liability arising as a result of a title defect is offset by the proceeds of title insurance.

      SECTION 13.3.      Environmental Indemnity.  Without limitation of the
                         -----------------------
other provisions of this Section 13, the Lessee hereby agrees to indemnify, hold
                         ----------
harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, which such Indemnitee becomes subject to because of its involvement with the Property, the transactions contemplated by the Operative Documents or any other matter referred to in paragraphs (a) through (i) of
Section 13.1 arising in whole or in part, out of:
------------

          (a) the presence on or under the Property of any Hazardous Substances, or any Releases or discharges of any Hazardous Substances on, under, from or onto the Property;

          (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee, the Lessor, the Existing Owner or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee, the Lessor (if such activity was undertaken with the consent or at the direction of the Lessee), the Existing Owner or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Substances that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property;

          (c) loss of or damage to any property or the environment (including, without limitation, cleanup costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

          (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records;

          (e) any residual contamination on or under the Property, or affecting any natural resources, or any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Environmental Laws; or

          (f) any material inaccuracies, misrepresentations, misstatements, and omissions and any conflicting information contained in or omitted from the Environmental Audit;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 13.3 for (1) any Claim to the extent resulting from the
           ------------
willful misconduct or gross negligence of such Indemnitee (it being understood
                                                           -- ----- ----------
that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) subject to the provisions Section 15.2 of the Lease, any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the termination of the Lessee's right to possess and control the Property (but not any claim to the extent attributable to acts or events occurring prior to or during the Term or occurring at any time that the Lessee is in actual possession or control of the Property), (3) any Imposition or other claims for Taxes of the type(s) described in Section 13.5 or (4) any Claims of
                                             ------------
the type(s) described in Sections 13.2 (only with respect to claims in respect
                         -------------
of a decline in the Fair Market Sales Value of the Property and the Lessee's exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10. It is expressly
                                     ----  ----  ----     -----
understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

      SECTION 13.4.      Proceedings in Respect of Claims.  With respect to any
                         --------------------------------
amount that the Lessee is requested by an Indemnitee to pay by reason of Section
                                                                         -------
13.1 or 13.3, such Indemnitee shall, if so requested by the Lessee and prior to
----    ----
any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

     In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its
--------  -------
obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided further, that the Lessee shall
                                         -------- -------
not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part thereof unless, in the case of civil liability or Lien, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1
                                                                    ------------
or

13.3 without the prior written consent of the Indemnitee which consent shall
----
not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

     Each Indemnitee shall at the expense of the Lessee cooperate with and supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3.
                                                      ------------    ----
Unless an Event of Default under the Lease shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1
                                                                    ------------
or 13.3 without the prior written consent of the Lessee, which consent shall not
   ----
be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or 13.3 with respect to such Claim.
                  ------------    ----

     Upon payment in full of any Claim by the Lessee pursuant to Section 13.1 or
                                                                 ------------
13.3 to or on behalf of an Indemnitee, the Lessee, without any further action,
----
shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

     Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3 shall
                                                     ------------    ----
be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Indemnitee at the expense of the Lessee.

      SECTION 13.5.      General Impositions Indemnity.
                         -----------------------------

          (a) Indemnification.  The Lessee shall pay and assume liability for,
              ---------------
and does hereby agree to indemnify, protect and defend the Property and all Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

          (b) Payments.  (i) Subject to the terms of Section 13.5(f), the Lessee
              --------                               ---------------
shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Indemnitee's reasonable request, furnish to such Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

          (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.5(f) and which the Lessee pays directly to the taxing
            ---------------
authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses an Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to ten (10) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 13.5(f), the Lessee shall pay
                                         ---------------
such Impositions or reimburse such Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to
                                                     --------------
the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 13.5(f).
                                       ---------------

          (iii) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified
                                  --------------
by an independent public accounting firm mutually acceptable to the Lessee and the Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 5% or more of the payment as computed by the Indemnitee, in which case such fee shall be paid by the Indemnitee.

          (c) Reports and Returns.  (i) The Lessee shall be responsible for
              -------------------
preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge or should
               --------------
have knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnitee of such requirement and (except if such Indemnitee notifies the Lessee that such Indemnitee intends to file such report or return) (A) to the extent required or permitted by and consistent with Applicable Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnitee, advise such Indemnitee of such fact and prepare such return, statement or report for filing by such Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such
                                                  --------------
Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Indemnitee shall,
                                      --------------
upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnitee (and not otherwise available to or within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports. Each Indemnitee agrees to use its best efforts to send to the Lessee a copy of any written request or other notice that the Indemnitee receives with respect to any reports or returns required to be filed with respect to the Property or the transactions contemplated by the Operative Documents, it being understood that no Indemnitee shall have any liability for failure to provide such copies.

          (d) Income Inclusions.  If as a result of the payment or reimbursement
              -----------------
by the Lessee of any expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Documents, the Lessor or any

Participant shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Persons (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the
                                ---------------
amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such person in respect thereof, as well as any interest, penalties and additions to tax payable by the Lessor, or any Participant or such Affiliate, in respect thereof.

          (e) Withholding Taxes.  As between the Lessee on one hand, and the
              -----------------
Lessor or the Agent and any Participant on the other hand, the Lessee shall be responsible for, and, subject to the provisions of Sections 13.5(g) and (h), the
                                                   ----------------     ---
Lessee shall indemnify and hold harmless the Lessor, the Agent and the Participants (without duplication of any indemnification required by subsection
                                                                     ----------
(a)) on an After Tax Basis against, any obligation for United States or foreign
---
withholding taxes imposed in respect of payments with respect to the Participation Interests or with respect to Rent payments under the Lease or payments of the Asset Termination Value or Purchase Option Price (and, if the Lessor, the Agent or any Participant receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor, the Agent or such Participant). Notwithstanding the foregoing provisions of this Section 13.5(e) or any other provision of any Operative
                   ---------------
Document to the contrary, the Lessee shall not be responsible for and shall not be required to indemnify or otherwise hold harmless any Person from or against any withholding tax imposed as a collection device for, or in substitution or lieu of, an income, franchise or similar tax to the extent such income, franchise or similar tax would not otherwise be subject to indemnification pursuant to this Section 13.5 (a "Qualified Withholding Tax"). As used herein,
                 ------------
Qualified Withholding Taxes include, without limitation, any withholding taxes arising under Section 871, 881, 1441 or 1442 of the Code and any similar taxes arising under state, local or foreign law as well as any withholding tax imposed as a collection device for, or in substitution or lieu of the Imposition that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2.

          (f) Contests of Impositions.  (i) If a written claim is made against
              -----------------------
any Indemnitee or if any proceeding shall be commenced against such Indemnitee (including a written notice of such proceeding), for any Impositions, such Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnitee shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before 2 days before the end of such shorter period; provided, further, that the failure of such Indemnitee to give the notices referred to this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

          (ii) If, within thirty (30) days of receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified the Lessee is required by law or regulation for the Indemnitee to commence such contest), the Lessee shall request in writing that such Indemnitee contest such Imposition, the Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnitee, the Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnitee may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof,
(2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

          (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party except that no decision shall be made to concede an indemnified issue without the prior consent of Lessee (which consent shall not be unreasonably withheld). The parties agree that an Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnitee shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 13.5 by way of
                                                ------------
indemnification or advance for the payment of an Imposition other than expenses of such contest.

          (iv)  Notwithstanding the foregoing provisions of this Section 13.5,
                                                                 ------------
an Indemnitee shall not be required to take any action and the Lessee shall not be permitted to contest any Impositions in its own name or that of the Indemnitee unless (A) the Lessee shall have agreed such Imposition is subject to indemnity hereunder and shall pay to such Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which the Lessee may be liable to pay an indemnity under this Section 13.5) exceeds $10,000, (C) the
                                         ------------
Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax cost to such Indemnitee), (E) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the Lessee shall have provided to such Indemnitee an opinion of independent tax counsel selected by the Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse judicial determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default hereunder shall have occurred and be continuing. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to a contest completed in accordance with the provisions of this Section 13.5, unless there shall have been a change in law
        ------------
(or interpretation thereof) and the Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnitee will prevail in such contest.

          (g) Documentation of Withholding Status.  Each Participant (or any
              -----------------------------------
successor thereto or transferee thereof) that is organized under the laws of a jurisdiction outside of the United States of America and each Lessor that is organized under the laws of a jurisdiction outside of the United States of America shall:

               (i) on or before the date it becomes a party to any Operative Document, deliver to the Lessee any certificates, documents, or other evidence that shall be required by the Code or Treasury Regulations issued pursuant thereto to establish its exemption from United States Federal withholding requirements, including (A) two valid, duly completed, original copies of Internal Revenue Service Form 1001 or Form 4224 or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States Federal income taxes, or (B) a valid, duly completed, original copy of Internal Revenue Service Form W-8 or Form W-9 or applicable successor form, properly and duly executed, certifying that such party is entitled to an exemption from United States of America backup withholding tax; and

               (ii) so long as it shall be legally entitled to do so, on or before the date that any such form described above expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent such form previously delivered to the Lessee, deliver to the Lessee two further valid, duly completed, original copies of any such form or certification, properly and duly executed.

          (h) Limitation on Tax Indemnification.  The Lessee shall not be
              ---------------------------------
required to indemnify any Indemnitee, or to pay any increased amounts to any Indemnitee or tax authority with respect to any Impositions pursuant to this
Section 13.5 to the extent that (i) such Imposition is attributable to such
------------
Indemnitee's failure to comply with the provisions of Section
                                                      -------

13.5(g); or (ii) to the extent such Imposition constitutes or is collected by
-------
means of a Qualified Withholding Tax.

          (i) Tax Savings.  In the event an Indemnitee receives a refund (or
              -----------
similar tax savings) in respect of any Imposition paid or reimbursed by the Lessee which was not considered in calculating the After Tax Basis with respect to such payment or reimbursement by Lessee, such Indemnitee shall within thirty
(30) days thereafter remit the amount of such refund (or tax savings) to the Lessee, provided that the amount so remitted shall not exceed the lesser of: (i) the amount received by such Indemnitee as a refund (or tax savings) net of all reasonable costs and expenses incurred by such Indemnitee in connection with obtaining and paying such amount; and (ii) (a) the amount of all prior payments by the Lessee to such Indemnitee with respect to Impositions, plus any refunded interest, less (b) the amount of all prior payments by the Indemnitee to the Lessee under this Section 13.5(i).
                  ---------------

      SECTION 13.6.      Funding Losses.  If any payment of any Advance
                         --------------
representing Tranche B Participation Interests or any portion of any Tranche B Participation Interest is made on any day other than the last day of an Interest Period applicable thereto, or if the Lessee fails to utilize the proceeds of any purchase of Participation Interests after notice has been given to any Participant in accordance with Section 3 or 4, the Lessee shall reimburse each
                               ---------    -
Participant within fifteen (15) days after demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that
                                                                 --------
such Participant shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error, and provided further that such loss shall in no event
                               -------- -------
exceed the interest on the Advances which would have been payable for the balance of such Interest Period or other period, less the amount actually earned by such Participant on such Advances. Such Participant will, at the request of the Lessee, furnish such additional information concerning the determination of such loss as the Lessee may reasonably request.

      SECTION 13.7.      Regulation D Compensation.   For so long as any
                         -------------------------
Participant is required to increase its existing reserve percentage against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the interest rate on its Participation Interest in any Advance is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Participant to United States residents), and, as a result, the cost to such Participant (or its Funding Office) of purchasing or maintaining its Participation Interest in any Advance is increased, then such Participant may require the Lessee to pay, contemporaneously with each payment of interest on the Advances an additional amount on the Participation Interest of such Participant in the Advances at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the Eurocurrency Reserve Requirements
                                   -----
and (ii) the applicable Eurodollar Rate. Any Participant wishing to require payment of such additional amount (x) shall so notify the Lessee and the Agent, in which case such additional interest on its Participation Interest in any Advance shall be payable to such Participant at the place indicated in such notice with respect to each Interest Period commencing at least three (3) Business Days after the giving of such notice and (y) shall furnish to the Lessee at least five (5) Business Days prior to each date on which interest is payable on the Advance an officer's certificate setting forth the amount to which such Participant is then entitled under this Section (which shall be consistent with such Participant's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Lessee may reasonably request as to the computation set forth therein.

      SECTION 13.8.      Basis for Determining Interest Rate Inadequate or
                         -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period:
------

          (a) deposits in dollars (in the applicable amounts) are not being offered to the Agent in the relevant market for such Interest Period or any Participants shall advise the Agent that the Eurodollar Rate as determined by the Agent will not adequately and fairly reflect the cost to such Participant of funding its Tranche B Participation Interest in any Advance for such Interest Period; or

          (b) any Participant determines that, by reason of the adoption, on or after the date of this Participation Agreement, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or governmental agency, it is restricted, directly or indirectly, in the amount it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rates applicable to Advances to fund its Tranche B Participation Interest Commitment based on the Eurodollar Rate are directly or indirectly determined, or (ii) the category of assets which includes Advances to fund its Tranche B Participation Interest Commitment based on the Eurodollar Rate;

the Agent shall forthwith give notice thereof to the Lessee and the Participants, whereupon until the Agent notifies the Lessee that the circumstances giving rise to such suspension no longer exist, each outstanding Advance shall begin to bear interest on the last day of the then current Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Participants' average cost of funds employed to fund their Tranche B Participation Interests, as notified to the Agent and the Lessee, plus (ii) the Applicable Margin for Eurodollar Rate-based Advances at such time.

      SECTION 13.9.      Illegality.  If, on or after the date of this
                         ----------
Participation Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Participant (or its Funding Office) to purchase, maintain or fund its Participation Interest in any Advance and such Participant shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Participants and the Lessee, whereupon until such Participant notifies the Lessee and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Participant to purchase its Participation Interest in any Advance shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Participant shall, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. If such notice is given (i) the Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and (ii) each outstanding Participation Interest in any Advance of such Participant then outstanding shall begin to bear interest at the Alternate Base Rate plus the Applicable Margin for Eurodollar Rate-based Advances either (a) on the last day of the then current Interest Period applicable to such Advance if such Participant may lawfully continue to maintain and fund such Participation Interest to such day or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Participation Interest to such day. If such notice is given the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor, the Agent and the Participants.

      SECTION 13.10.     Increased Cost and Reduced Return. (a) In the event
                         ---------------------------------
that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Participant with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) does or shall subject such Participant to any additional tax of any kind whatsoever with respect to the Operative Documents or any purchase of a Participation Interest in any Advance, or change the basis or the applicable rate of taxation of payments to such Participant of its Participation Interest or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by the overall net income of such Participant including, without limitation, any tax that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2 and which is not an Imposition);

               (ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Participant which are not otherwise included in determination of the rate of interest on Advances hereunder; or

               (iii) does or shall impose on such Participant any other condition;

and the result of any of the foregoing is to increase the cost to such Participant of purchasing or maintaining its Participation Interest in any Advance or to reduce any amount receivable hereunder with respect thereto, then in any such case, the Lessee shall promptly pay such Participant, upon its demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable which such Participant deems to be material as determined by such Participant.

          (b) If any Participant shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Participant (or any entity directly or indirectly controlling such Participant) as a consequence of such Participant's obligations under the Operative Documents to a level below that which such Participant (or any entity directly or indirectly controlling such Participant) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then from time to time, within 15 days after demand by such Participant (with a copy to the Agent), the Lessee shall pay to such Participant such additional amount or amounts as will compensate such Participant (or its parent) for such reduction.

          (c) Each Participant will promptly notify the Lessee and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Participant to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. A certificate of any Participant claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Participant may use any reasonable averaging and attribution methods. This Section shall survive the termination of this Participation Agreement and payment of the outstanding Advances and Participation Interests.

      SECTION 13.11.     Substitution of Participant.  If (i) the obligation of
                         ---------------------------
any Participant to purchase or maintain its Participation Interest has been suspended pursuant to this Section 13, or (ii) any Participant has demanded
                           ----------
compensation or given notice of its intention to demand compensation under
Section 13.10, the Lessee shall have the right, with the assistance of the
-------------
Agent, to seek one or more mutually satisfactory substitute banks or financial institutions (which may be one or more of the Participants) to replace such Participant under the Operative Documents.

      SECTION 13.12.     Indemnity Payments in Addition to Residual Value
                         ------------------------------------------------
Guarantee Amount.  The Lessee acknowledges and agrees that its obligations to
----------------
make indemnity payments under this Section 13 are separate from, in addition to,
                                   ----------
and do not reduce, its obligation to pay the Residual Value Guarantee Amount under the Lease; provided, that except as otherwise set forth in Section 13.2
                                                                 ------------
hereof, the Shortfall Amount payable by the Lessee in connection with the Remarketing Option under the Lease shall not be increased under this Section 13.
                                                                     ----------
                                  SECTION 14.

                                   THE AGENT

      SECTION 14.1.      Appointment.  Each Participant hereby irrevocably
                         -----------
designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Documents, and each Participant irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Document or otherwise exist against the Agent.

      SECTION 14.2.      Delegation of Duties.  The Agent may execute any of its
                         --------------------
duties under this Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 14.3.      Exculpatory Provisions.  Neither the Agent nor any of
                         ----------------------
its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Participants or any other party to the Operative Documents for any recitals, statements, representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Participant or any other party to the Operative

Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

      SECTION 14.4.      Reliance by Agent.  The Agent shall be entitled to
                         -----------------
rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Participants as it deems appropriate or it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Documents in accordance with a request of the Required Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants.

      SECTION 14.5.      Notice of Default.  The Agent shall not be deemed to
                         -----------------
have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Participant, the Lessor or the Lessee describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the other parties hereto. Subject to the provisions of Section 11 and Section 15.5 hereof, the Agent shall take such
              ----------     ------------
action with respect to such Default or Event of Default as shall be reasonably directed by the Required Participants; provided that unless and until the Agent
                                       --------
shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Participants.

      SECTION 14.6.      Non-Reliance on Agent and Other Participants.  Each
                         --------------------------------------------
Participant expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Participant. Each Participant represents to the Agent that it has, independently and without reliance upon the Agent or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Lessee and the Property and made its own decision to purchase its Participation Interest hereunder and enter into this Agreement. Each Participant also represents that it will, independently and without reliance upon the Agent, the Lessor or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Participant with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

      SECTION 14.7.      Indemnification.  The Participants agree to indemnify
                         ---------------
the Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 14.7 (or, if indemnification is
                                     ------------
sought after the date upon which the Commitments shall have terminated and the Participation Interests shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Participation Interests) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, the Property, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided that no Participant
                                                  --------
shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 14.7 shall survive the payment of
                                      ------------
the Participation Interests and all other amounts payable hereunder.

      SECTION 14.8.      Agent in its Individual Capacity. The Agent and its
                         --------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to its Participation Interest purchased by it, the Agent shall have the same rights and powers under this Agreement and the other Operative Documents as any Participant and may exercise the same as though it were not the Agent, and the terms "Participant" and "Participants" shall include the Agent in its individual capacity.

      SECTION 14.9.      Successor Agent.  The Agent may resign as Agent upon 20
                         ---------------
days' notice to the Participants, the Lessor or the Lessee. If the Agent shall resign as Agent under this Agreement and the other Operative Documents, then the Required Participants shall appoint a successor agent for the Participants, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (and if no Default or Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 20 days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Participants shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Participants appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this Section 14 shall inure to its benefit as to any actions taken
                   ----------
or omitted to be taken by it while it was Agent under this Agreement and the other Operative Documents.

                                  SECTION 15.

                                 MISCELLANEOUS

      SECTION 15.1.      Survival of Agreements.  The representations,
                         ----------------------
warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or any Improvements, payment of the Advances and the Participation Interests and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof.

      SECTION 15.2.      No Broker, etc.  Each of the parties hereto represents
                         --------------
to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

      SECTION 15.3.      Notices.  Unless otherwise specifically provided
                         -------
herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, in each case directed to the address of such Person as indicated on Schedule II.
                                                                    ------------
Any such notice shall be effective upon receipt or refusal.

     From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

      SECTION 15.4.      Counterparts.  This Participation Agreement may be
                         ------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 15.5.      Amendments.  Subject to the provisions of Section 11
                         ----------                                ----------
hereof, no Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee, the Lessor, the Agent or any Participant, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, the Lessor or the Agent, with the written agreement or consent of such party, and
(b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Participants, with the written agreement or consent of the Required Participants; provided, however, that
                       --------  -------

          (x) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant:

               (i) modify any of the provisions of Section 11 of this Agreement
                                                   ----------
     or this Section 15.5, change the definition of  "Required Participants" or
             ------------                             ---------------------
     modify or waive any provision of an Operative Agreement requiring action by the foregoing;

               (ii) amend, modify, waive or supplement any of the provisions of Sections 3.6, 3.7 or 3.10 - 3.20 of this Agreement or the representations
     --------------------------------
     of such Participant in Section 8 or the covenants in Sections 7 and 10 of
                            ---------                     ----------     --
     this Participation Agreement;

               (iii) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Section 13 (except that any Person may consent to any
                 ----------
     reduction, modification, amendment or waiver of any indemnity payable to
     it);

               (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Agreement), any payment in respect of its Participation Interest, or any payment of the Asset Termination Value, Commitment Fee, Residual Value Guarantee Amount, amounts due pursuant to Section 22.2 of the Lease, or interest or, subject to clause (iii) above, any other amount payable under
                             ------------
     the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Agreement), Participation Interest, Asset Termination Value, Commitment Fee, Shortfall Amount, Residual Value Guarantee Amount, Required Supplemental Payments, Property Improvements Cost, Participant Balance, Tranche A Participation Interest Balance,

     Tranche B Participation Interest Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents; or

               (v) consent to any assignment of the Lease, releasing the Lessee from its obligations in respect of the payments of Rent and the Asset Termination Value or changing the absolute and unconditional character of such obligation; and

          (y) no other termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Required Participants, be made to the Lease or Section 6 of this
                                                   ---------
Participation Agreement or the definition of "Event of Default".
                                              ----------------

      SECTION 15.6.      Headings, etc.  The Table of Contents and headings of
                         -------------
the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

      SECTION 15.7.      Parties in Interest.  Except as expressly provided
                         -------------------
herein, none of the provisions of this Participation Agreement are intended for the benefit of any Person except the parties hereto. Subject to the provisions of Section 25.1 of the Lease, the Lessee shall not assign or transfer any of its
   ------------
rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Agent and the Participants, except that the Lessee may without such consent assign rights or obligations of the Lessee under the Operative Documents to an Affiliate of the Lessee, provided that the Lessee
                                                   --------
remains primarily liable with respect to such obligations and provides its full unconditional and irrevocable guaranty of such Subsidiary's obligations under the Operative Documents, such guaranty to be in form and substance reasonably satisfactory to the Required Participants. If the Lessor, the Agent and the Participants consent to any such assignment or transfer to a Person not an Affiliate of the Lessee, the Lessee shall remain primarily liable with respect to such obligations and provide its full and unconditional guaranty of such Person's obligations under the Operative Documents, such guaranty to be in form and substance reasonably satisfactory to the Required Participants.

      SECTION 15.8.      GOVERNING LAW.  THIS PARTICIPATION AGREEMENT SHALL IN
                         -------------
ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      SECTION 15.9.      Severability.  Any provision of this Participation
                         ------------
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 15.10.     Liability Limited. (a) The parties hereto agree that
                         -----------------
the Lessor shall have no personal liability whatsoever to the Lessee, the Agent or any Participant or their respective successors and assigns for any claim based on or in respect of the Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be liable in its individual capacity
--------  -------
(a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from its breach of the covenant to remove Lessor Liens set forth in Section 10.3, or (c) for any Tax
                                             ------------
based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents;
(ii) all obligations of the Lessor to the Lessee, the Agent and the Participants are solely nonrecourse obligations and shall be enforceable solely against the interest of the Lessor in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor. Notwithstanding anything contained herein, the restrictions stated in the preceding provisions of this Section 15.10(a) shall not apply to liability
                                 ----------------
of the Lessor arising because of a breach of the Lessor's obligation to remove Lessor Liens or because of its receiving Advances and failing to disburse Advances to the Lessee in accordance with the Operative Documents, or failure to disburse proceeds from the sale of the Property in accordance with this Lease.

          (b) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Agent with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

      SECTION 15.11.     Further Assurances.  The parties hereto shall promptly
                         ------------------
cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents, and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

      SECTION 15.12.     Submission to Jurisdiction.  The Lessee hereby submits
                         --------------------------
to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      SECTION 15.13.     Confidentiality.  The Lessor, the Agent and each
                         ---------------
Participant represent that they will maintain the confidentiality of the transactions contemplated by, and of any written or oral information provided under, the Operative Documents by or on behalf of the Lessee (hereinafter collectively called "Confidential Information"), subject to the Lessor's, the
                     ------------------------
Agent's and each Participant's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, Affiliates, auditors, counsel and other professional advisors and to other Participants, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Participants and the Lessee or any of its Subsidiaries and Affiliates and (d) right to provide such information to Sub-Participants, prospective Sub-Participants to which sales of participating interests are permitted pursuant to this Participation Agreement and prospective assignees to which assignments of interests are permitted pursuant to this Participation Agreement, but only if (i) such Sub-Participant, prospective Sub-Participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a "Participant" party hereto and (ii) the Lessee receives copies of such written agreement prior to the release of such information. Notwithstanding the foregoing, any such information supplied to a Participant, Sub-Participant, prospective Sub-Participant or prospective assignee under this Participation Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

      SECTION 15.14.     WAIVER OF JURY TRIAL.  EACH OF THE LESSEE, THE AGENT,
                         --------------------
THE LESSOR, AND EACH PARTICIPANT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 15.15.     Usury Savings Clause.  Nothing contained in this
                         --------------------
Participation Agreement or the other Operative Documents shall be deemed to require the payment of interest or other charges by the Lessee or any other Person in excess of the amount which may be may lawfully be charged under any applicable usury laws. In the event that the Lessor or any other Person shall collect moneys under the Participation Agreement or any other Operative Document which are deemed to constitute interest (including, without limitation, the Basic Rent or Supplemental Rent) which would increase the effect interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the Person making such payment or credited against other amounts owed by the person making such payment.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              VITESSE SEMICONDUCTOR CORPORATION,
                              as Lessee


                              By: ______________________________________
                                  Eugene F. Hovanec, Vice President, Finance &
                                  Chief Financial Officer


                              LEASE PLAN NORTH AMERICA, INC., as
                              Lessor


                              By: ______________________________________
                                  E. Bruce Mumford, Vice President


                              ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as Agent

                              By: ABN AMRO NORTH AMERICA, INC.,
                                  as its agent

                                  By:  __________________________________
                                          David M. Shipley, Vice President

                                  By:  __________________________________
                                          E. Bruce Mumford, Senior Vice
                                          President

                              ABN AMRO BANK N.V., SAN FRANCISCO
                               INTERNATIONAL BRANCH,  as Participant

                              By: ABN AMRO NORTH AMERICA, INC.,
                                  as its agent

                                  By:  __________________________________
                                          David M. Shipley, Vice President

                                  By:  __________________________________
                                          E. Bruce Mumford, Senior Vice
                                          President

                                   SCHEDULE I


                                          Commitment
Participant               Commitments     Percentage
-----------               -----------     ----------

ABN AMRO BANK N.V.,       Tranche A
SAN FRANCISCO             Participation
INTERNATIONAL BRANCH      Interest:       $23,100,000   84.00000000%

                          Tranche B
                          Participation
                          Interest        $ 4,400,000   16.00000000%


          TOTAL COMMITMENT:               $27,500,000   100.00000000%
                                          ===========   ============

                                  SCHEDULE II

                     Notice Information and Funding Offices


               Lessee:  VITESSE SEMICONDUCTOR CORPORATION
                         741 Calle Plano
                         Camarillo, California 93012

                         Attention:   Eugene F. Hovanec
                                      Vice President, Finance and Chief
                                      Financial Officer

                         Telephone:   (805) 389-7136
                         Facsimile:   (805) 388-7565



                Lessor:  LEASE PLAN NORTH AMERICA, INC.

                         135 S. LaSalle Street, Suite 711
                         Chicago, Illinois 60603

                         Attention:     E. Bruce Mumford,  Vice President

                         Telephone:     (312) 904-6705
                         Facsimile:     (312) 904-6217


                         Agent: ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH
                                        101 California Street, Suite 4500
                                        San Francisco, CA 94111

                         Attention:     Bruce W. Swords
                                        Vice President, Director
                         Telephone:     (415) 984-3721
                         Facsimile:     (415) 362-3524

                         Operations Contact:

                         ABN AMRO BANK N.V., SAN FRANCISCO
                         INTERNATIONAL BRANCH
                         101 California Street, Suite 4500
                         San Francisco, CA 94111

                         Attention:     Ms. Gloria Chang Lee

                         Telephone:     (415) 984-3720

                         Facsimile:     (415) 362-3524

           Participant:  ABN AMRO BANK N.V., SAN FRANCISCO
                         INTERNATIONAL BRANCH
                         101 California Street, Suite 4500
                         San Francisco, CA 94111

                         Attention:     Bruce W. Swords
                                        Vice President, Director

                         Telephone:     (415) 984-3721
                         Facsimile:     (415) 362-3524


          Payment
          Instructions:  Bank:   Federal Reserve Bank of New York
                         Acct:   ABN AMRO New York
                         ABA#: 026009580

             Further
             Credit to:  ABN AMRO San Francisco
                         Acct#: 6510010545-41
                         Re: Vitesse Semiconductor

                                  SCHEDULE III

                             Environmental Matters


Four metal drums were observed on the Property by CTL/Thompson, Inc. Consulting Engineers ("CTL") as disclosed in the Phase I Environmental Site Assessment prepared by CTL dated June 17, 1996 and delivered to the Lessor and the Agent. The Lessee has been told that such drums were removed and believes that they were so removed by the seller of the Property. The Lessee does not know, and can give no assurances as to, whether such drums were removed and disposed of in compliance with Environmental Laws.

                    Prepared by and upon recording return to:

                    Richard W. Pearse, Esq.
                    Winston & Strawn
                    35 West Wacker Drive
                    Chicago, Illinois 60601

--------------------------------------------------------------------------------

                                  MASTER LEASE

                          dated as of October 30, 1996

                                    between

                        LEASE PLAN NORTH AMERICA, INC.,
                                 as the Lessor

                                      and

                       VITESSE SEMICONDUCTOR CORPORATION,
                                 as the Lessee

--------------------------------------------------------------------------------

                             Vitesse Fab 2 Facility

--------------------------------------------------------------------------------

This Lease is superior to a deed of trust in favor of ABN AMRO Bank N.V., San Francisco International Branch, as Agent (the "Agent") under the Participation
                                               -----
Agreement dated as of October 30, 1996, among the Lessee, the Lessor, the Agent and the Participants. This Lease has been executed in counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE FOR INCOME TAX PURPOSES. SEE ARTICLE VII.

                                  MASTER LEASE

          THIS MASTER LEASE (including all Lease Supplements and Equipment Schedules from time to time executed and delivered, this "Lease"), dated as of
                                                           -----
October 30, 1996, between LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, having its principal office at 135 S. LaSalle Street, Chicago, Illinois 60603, as the lessor (the "Lessor"), and VITESSE SEMICONDUCTOR
                                    ------
CORPORATION, a Delaware corporation, having a principal office at 741 Calle Plano, Camarillo, California 93012, as the lessee (the "Lessee").
                                                        ------

                              W I T N E S S E T H:
                              -------------------


     A. WHEREAS, the Lessor will purchase the Land Interest from the Existing Owner on the Closing Date;

     B. WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, such Property; and

     C. WHEREAS, with respect to such Property the Lessee, as Construction Agent, will construct certain Improvements which as constructed will be the property of the Lessor and will become part of such Property and subject to the terms of this Lease;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

      1.1 Definitions; Interpretation.  Capitalized terms used but not otherwise
          ---------------------------
defined in this Lease have the respective meanings specified in Appendix 1 to
                                                                ----------
this Lease; and the rules of interpretation set forth in Appendix 1 to this
                                                         ----------
Lease shall apply to this Lease.


                                   ARTICLE 2

      2.1 Acceptance and Lease of Property.  Effective as of the Closing Date,
          --------------------------------
the Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 6 of the Participation Agreement, hereby agrees to accept delivery of the Land Interest to be delivered on the Closing Date pursuant to the terms of the Participation Agreement, and simultaneously to lease to the Lessee hereunder for the Term (as defined in Section 2.3), the Lessor's interest in such Land
                            -----------
Interest and the Lessor's interest in any Improvements existing thereon, and to lease to the Lessee any Improvements which thereafter may be constructed thereon and any Equipment, if any, which may be purchased for use in connection therewith pursuant to the Construction Agency Agreement, this Lease or the Participation Agreement, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease commencing on the Closing Date from the Lessor for the Term, the Lessor's interest in such Land Interest to be delivered on such Closing Date and any Improvements existing thereon and to lease any Improvements which thereafter may be constructed thereon and such Equipment pursuant to the Construction Agency Agreement, this Lease or the Participation Agreement.

      2.2 Acceptance Procedure.  (a) The Lessor hereby authorizes one or more
          --------------------
employees of the Lessee, to be designated by the Lessee, as the authorized representative or representatives of the Lessor to accept delivery on behalf of the Lessor of the Property identified on the Acquisition Request or an Equipment Schedule.

     (b) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on the Closing Date of a Lease Supplement in the form of Exhibit A
                                                                    ---------
hereto (appropriately completed) shall, without further act, constitute the irrevocable acceptance by the Lessee of the Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Property (including the Improvements constructed thereon) shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Closing Date.

     (c) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee of an Equipment Schedule in the form of Exhibit B hereto
                                                   ---------
(appropriately completed) on or prior to the applicable Funding Date with respect to the acquisition of Equipment shall, without further act, constitute the irrevocable acceptance of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Equipment shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Funding Date.

      2.3 Lease Term.  The term of this Lease (the "Term") shall begin on the
          ----------                                ----
Closing Date and shall end on the fifth anniversary of the Closing Date, unless the Term is renewed or earlier terminated in accordance with the provisions of this Lease.

      2.4 Title.  The Property is leased to the Lessee without any
          -----
representation or warranty of title, condition of the Improvements or permitted uses, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property, other than for any such defect or exception constituting a Lessor Lien. The Lessee expressly waives and releases the Lessor from any common law or statutory covenant of quiet enjoyment, provided that the Lessor shall be obligated to remove Lessor Liens.

                                   ARTICLE 3

      3.1 Rent. (a) During the Term, the Lessee shall pay Basic Rent on each
          ----
Payment Date, on the date required under Section 22.1(i) in connection with the
                                         ---------------
Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate.

     (b) Basic Rent shall be due and payable (i) during the Construction Period, in the manner set forth in Section 3.7(d) of the Participation Agreement and
(ii) thereafter, (A) with respect to the Tranche B Participation Interests, in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to the Agent or in such other manner as the Agent shall from time to time direct and (B) with respect to the Tranche A Participation Interests in the manner set forth in Section 3.7(e) of the Participation Agreement.

     (c) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portion of the Property to the Lessee on or before the Closing Date or the applicable Funding Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property from and after commencement of the Term.

      3.2 Payment of Basic Rent.  Basic Rent shall be paid absolutely net to the
          ---------------------
Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction, whether or not the Lessee's quiet possession of the Property is disturbed, except as otherwise expressed herein and in Section 13.5(e) of the Participation Agreement.

      3.3 Supplemental Rent.  The Lessee shall pay to the Lessor or the Person
          -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

      3.4 Method of Payment.  Each payment of Rent shall be made by the Lessee
          -----------------
to the Agent by 12:00 noon, San Francisco time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day or as otherwise required by the definition of the term "Interest Period" set forth in Appendix 1 hereto. Payments initiated after 12:00 noon, San Francisco time shall be deemed received on the next succeeding Business Day.


                                   ARTICLE 4

      4.1 Utility Charges.  The Lessee shall pay or cause to be paid all charges
          ---------------
for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between the Lessor and the Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof, except that if the Lessee retains possession of the Property after termination or expiration of this Lease, no such adjustment and proration shall be made.


                                   ARTICLE 5

      5.1 Quiet Enjoyment.  Subject to the rights of the Lessor contained in
          ---------------
Section 17.2 and the other terms of this Lease and so long as no Event of
------------
Default shall have occurred and be continuing, the Lessee shall peaceably and quietly have, hold and enjoy the property for the Term, free of any claim or other action by the Lessor or anyone rightfully claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Closing Date.


                                   ARTICLE 6

      6.1 Net Lease.  This Lease shall constitute a net lease.  It is the
          ---------
further express intent of Lessor and Lessee that the obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Supplemental Rent, and all other charges and sums payable by Lessee hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Agent, any Participant, or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor of or for the Property, the Agent or any Participant; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease or against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both;
(xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or
(xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

      6.2 No Termination or Abatement.  The Lessee shall remain obligated under
          ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, the Agent or any Participant, or any action with respect to this Lease or any Operative Document which may be taken by any trustee, receiver or liquidator of the Lessor, the Agent or any Participant or by any court with respect to the Lessor, the Agent or any Participant. The Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) except as otherwise provided in this Lease or the Participation Agreement with regard to withholding taxes, to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense (other than the defense of payment) with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                  ARTICLE 7

      7.1 Ownership of the Property. (a) It is the intent of the parties hereto
          -------------------------
that: (i) this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Accordingly, and notwithstanding any provision of this Lease to the contrary, the Lessor and the Lessee agree and declare that: (i) the transactions contemplated hereby are intended to have a dual, rather than a single, form; and (ii) all references in this Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions, (i) the transactions evidenced by this Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under this Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with a purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) this Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents.

     (c) Specifically, without limiting the generality of subsection (b) of this
                                                          --------------
Section 7.1, the Lessor and the Lessee further intend and agree that, for the
-----------
purpose of securing the Lessee's
obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code) and a real property mortgage or deed of trust; (ii) the conveyance provided for in
Article II shall be deemed to be a grant by the Lessee to the Lessor, the Agent
----------
and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure such loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     (d) Specifically, without limiting the generality of anything contained in this Section 7.1, the Lessor and the Lessee further intend and agree that, for
     -----------
purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor the Participants shall take a position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property, provided that
                                                                   --------
the Lessor and any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no right to contest such holding pursuant to
Section 13.5 of the Participation Agreement, and (C) the Lessee's lack of right
------------
to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to Section 13.5(f)(iii) of the Participation Agreement
                            --------------------
or failure of the amount at issue to exceed the minimum amount set forth in

Section 13.5(f)(iv)(B) of the Participation Agreement.
----------------------

                                  ARTICLE 8

      8.1 Condition of the Property.  THE LESSEE ACKNOWLEDGES AND AGREES THAT
          -------------------------
ALTHOUGH THE LESSOR WILL HOLD FEE TITLE TO THE PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, THE AGENT OR ANY PARTICIPANT AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (INCLUDING BUT NOT LIMITED TO ANY IMPLIED LIABILITY RELATING TO A COVENANT OF QUIET ENJOYMENT, WHICH THE LESSEE HEREBY EXPRESSLY WAIVES), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW. THE FOREGOING IS SUBJECT TO THE PROVISIONS OF
SECTION 5.1 HEREOF.

      8.2 Possession and Use of the Property.  The Property may be used only for
          ----------------------------------
such purposes as are permitted by Applicable Law and consistent with all Insurance Requirements and in compliance with any covenants, conditions and restrictions of record and any ordinance or law affecting the use and occupancy of the Property; and provided that such uses do not Materially increase the liability, directly or indirectly, of the Lessor or Materially adversely affect the value, utility or remaining useful life of the Property from that which would obtain if the Property were to be used in a semiconductor wafer manufacturing facility. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease and the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the Property or any part thereof (provided, that waste shall not include ordinary wear and tear and damage by fire or other peril).

                                   ARTICLE 9

      9.1 Compliance with Requirements of Law and Insurance Requirements.
          --------------------------------------------------------------
Subject to the terms of Article XIII relating to permitted contests, the Lessee,
                        ------------
at its sole cost and expense, shall (a) comply with all Requirements of Law (including all Environmental Laws) and comply with all Insurance Requirements relating to the Property, including the construction, use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXII, whether or not compliance therewith shall require structural or
   ------------
extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.


                                   ARTICLE 10

      10. Maintenance and Repair; Return. (a) Except for ordinary wear and tear,
          ------------------------------
the Lessee, at its sole cost and expense, shall maintain the Property in good working order, mechanical condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with prudent industry practice.

     (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease (except for Advances required under the Participation Agreement) or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

     (c) The Lessee shall, upon the expiration or earlier termination of this Lease, vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 9.1, 10.1(a),
                                                         ------------  -------
11.1, 12.1, 15.1(e), 15.2, 20.1, 22.1 and 23.1.
----  ----  -------  ----  ----  ----     ----

     (d) The Lessee warrants that it shall cause the Improvements currently under construction or currently planned to be constructed on the Property to be designed and constructed in a workmanlike manner and in accordance with all Requirements of Law, prior to the Outside Completion Date so that, prior to such date, such Improvements will be fit for their intended purpose.

                                   ARTICLE 11

      11.1. Modifications, Substitutions and Replacements.  (a)  The Lessee, at
            ---------------------------------------------
its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively,

"Modifications"); provided that: (i) no Modification shall Materially impair the
--------------    --------
value, utility or useful life of the Property or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) the Lessee shall comply with all Requirements of Law (including all Environmental
Laws) and comply with all Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) subject to the terms of Article XIII relating to permitted contests, the Lessee
                        ------------
shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and (v) such Modifications shall comply with Sections 8.2 and 10.1. All Modifications
                                     ------------     ----
(other than those that both are not Modifications required to be made pursuant to a Requirement of Law or an Insurance Requirement ("Required Modification")
                                                      ---------------------
and are readily removable without impairing the value, utility or remaining useful life of the Property) shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in the Lessor. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon the Property any trade fixtures, machinery, equipment or other property belonging to the Lessee or third parties and may remove the same at any time during the Term, subject, however, to the terms of Section 10.1(a);
                                                        ---------------
provided that such trade fixtures, machinery, equipment or other property do not
--------
impair the value, utility or remaining useful life of the Property; provided,
                                                                    --------
further, that the Lessee shall keep and maintain at the Property and shall not
-------
remove from the Property any Equipment.

     (b) The Lessee shall deliver to the Lessor and the Agent a brief written narrative of the work to be done in connection with any Modification to the Property the cost of which is anticipated to exceed $500,000 in the aggregate.


                                  ARTICLE 12

      12.1. Warranty of Title.  (a) The Lessee agrees that except as otherwise
            -----------------
provided herein and subject to the terms of Article XIII relating to permitted
                                            ------------
contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property (or the Lessor's interest therein) or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Participation Agreement or the other Operative Documents, other than Permitted Exceptions and Lessor Liens.

     (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

      12.2. Grants and Releases of Easements.  Provided that no Lease Event of
            --------------------------------
Default shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the completion of construction of the Improvements, use, repair, operation or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and
(d) the execution of amendments to any covenants and restrictions affecting the Property; provided, however, in each case the Lessee shall have delivered to the
          --------  -------
Lessor a Responsible Officer's Certificate stating that (i) such grant, release, dedication or transfer does not materially impair the value, utility and remaining useful life of the Property, (ii) such grant, release, dedication or transfer is reasonably necessary in connection with the completion of construction of the Improvements, use, operation maintenance, alteration or improvement of the Property, (iii) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected, and (iv) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication or transfer, and (v) such easements, rights-of-way and other rights shall be subordinate and subject to the Lien of the Mortgage. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section 12.2.
                                                          ------------


                                  ARTICLE 13

      13.1. Permitted Contests Other Than in Respect of Indemnities.  Except to
            -------------------------------------------------------
the extent otherwise provided for in Section 13 of the Participation Agreement, the Lessee, on its own or on the Lessor's behalf but at the Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Requirement of Law, or utility charges payable pursuant to Section 4.1 or any
                                                           -----------
Lien, attachment, levy, encumbrance or encroachment, and the Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Lessor, the Agent and the Participants or the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent; (b) there shall be no risk of the imposition of a Lien (other than Permitted Exceptions) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Lessor, the Agent or any Participant for failure to comply therewith (unless, in the case of civil liability, the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent); and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then the Lessee shall deliver to the Lessor a Responsible Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. The Lessor, at the Lessee's sole
                                 ------------
cost and expense, shall execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by the Lessee, shall join as a party therein at the Lessee's sole cost and expense.


                                  ARTICLE 14

      14.1. Public Liability and Workers' Compensation Insurance.  During the
            ----------------------------------------------------
Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance, including contractual liability, for claims for injuries or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by Persons who own or operate similar properties and consistent with prudent business practice, which policies shall include contractual liability endorsements covering the Lessee's indemnification obligations in Section 14.4.
                                                                  ------------
Such insurance shall be on terms and in amounts (which shall be reasonably acceptable to the Lessor and in the event of liability insurance shall not require coverage in excess of $10,000,000) that are no less favorable than insurance maintained by the Lessee with respect to similar properties that it owns and that are in accordance with prudent business practice and may be provided under blanket policies maintained by or on behalf of the Lessee. The policy shall be endorsed to name the Lessor, the Agent and each Participant as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, the Agent or the Participants may have in force. The Lessee shall, in the construction of the Improvements and the operation of the Property (including in connection with any Modifications thereof) comply with the applicable workers' compensation laws and protect the Lessor, the Agent and the Participants against any liability under such laws.

      14.2. Hazard and Other Insurance.  During the Term, the Lessee shall keep,
            --------------------------
or cause to be kept, the Property insured against loss or damage by fire, flood, and other risks in an amount not less than the then current replacement cost of the buildings and improvements on the Property and on terms that are no less favorable than insurance covering other similar properties owned or leased by the Lessee or any of its Affiliates and that are in accordance with prudent business practice. The Lessee may provide such coverage under blanket policies maintained by the Lessee. During the construction of any Improvements the Lessee shall also maintain builders' risk insurance. Each policy of insurance maintained by the Lessee pursuant to this Section 14.2 shall provide that all
                                          ------------
insurance proceeds in respect of any loss or occurrence shall be paid to and adjusted solely by the Lessee except from and after the date on which the insurer receives written notice from the Lessor or the Agent that a Lease Event of Default exists (and unless and until such insurer receives written notice from the Lessor or the Agent that all Lease Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or the Lessor if the Participation Interests have been fully paid) for application pursuant to Article XV.
                                        ----------

      14.3. Coverage. (a) The Lessee shall furnish the Lessor and the Agent with
            --------
certificates showing the insurance required under Sections 14.1 and 14.2 to be
                                                  -------------     ----
in effect and naming the Lessor, the Agent and each Participant as additional insureds and, with respect to the insurance required under Section 14.2, loss
                                                           ------------
payees, and showing the mortgagee endorsement required by Section 14.3(c).  All
                                                          ---------------
such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to the Lessor and the Agent in the event of cancellation of or any significant reduction in the coverage provided by such insurance.

     (b) The Lessee agrees that the insurance policy or policies required by

Sections 14.1 and 14.2 shall include (i) an appropriate clause pursuant to which
-------------     ----
such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Agent and the Participants, and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property, and (ii) a so-called "Waiver of Subrogation Clause". The Lessee hereby waives any and all such rights against the Lessor, the Agent and the Participants to the extent of payments made under such policies. The Lessor hereby waives all such rights against the Lessee to the extent of payments made to the Lessor under any of such policies.

     (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Key Rating Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A" and a financial rating of at least 12 in Best's Key Rating Guide or be otherwise acceptable to the Lessor, the Agent and the Required Participants. All insurance policies required by Section 14.2 shall include a standard form
                               ------------
mortgagee endorsement in favor of the Agent.

     (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this
Article XIV except that the Lessor may carry separate liability insurance (at
-----------
its sole cost) so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.
     -----------

     (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, and shall renew or replace each
            ------------     ------------
policy prior to the expiration date thereof. Throughout the Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certificates of insurance evidencing that all insurance required by this
Article XIV is being maintained by the Lessee with respect to the Property and
-----------
is in effect.

     (f) Notwithstanding the other provisions of this Article XIV, the Lessee
                                                      -----------
may provide the insurance coverage required under this Article XIV through its
                                                       -----------
self-insurance program, so long as the Lessee remains in compliance with the Minimum Consolidated Tangible Net Worth covenant in Section 10.1(g) of the
                                                    ---------------
Participation Agreement.

     (g) The Lessee hereby waives, releases and discharges the Lessor, the Agent and each Participant and their agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article XIV notwithstanding that such
                                           -----------
loss, claim, expense or damage may have been caused by the Lessor, the Agent or any Participant or any of their agents or employees, and the Lessee agrees to look to the insurance coverage only in the event of such loss. The Lessor hereby waives, releases and discharges the Lessee and its agents and employees from all claims whatsoever arising out of loss, claim, expense, or damage to or destruction covered by insurance required under this Article XIV to the extent
                                                     -----------
of payments made to the Lessor notwithstanding that such loss, claim, expense or damage may have been caused by the Lessee or any of its agents or employees.

      14.4. Indemnification.  In addition to the indemnification provisions
            ---------------
provided for in Section 13 of the Participation Agreement, to the fullest extent allowed by law, the Lessee shall at all times during the Term, and to the extent resulting from acts or events occurring prior to or during the Term or during any other period when the Lessee is in possession and control of the Property, indemnify, defend and hold each Indemnitee harmless against and from any and all Claims by or on behalf of any Person arising from the construction of the Improvements or conduct or management, or from any work or things whatsoever done in or about the Property, and will further indemnify, defend and hold each Indemnitee harmless against and from any and all Claims arising during the Term of this Lease, from any condition of the Property, the Improvements or any street, curb or sidewalk adjoining the Property, or of any passageways or space therein or appurtenant thereto, or arising from any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed, pursuant to the terms of this Lease or the Construction Agency Agreement, or arising from any act or negligence of the Lessee, its agents, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any Person occurring during the term of this Lease, in or about the Property, or upon the sidewalk and the land adjacent thereto, other than any Claim resulting from a voluntary act or omission of the Lessor not in compliance with any of the terms of the Operative Documents not caused by or attributable to acts or omissions of the Lessee or any third party. Any action, suit or proceeding in respect of any such Claim shall be handled in the manner set forth in Section 13.4 of the Participation Agreement.


                                   ARTICLE 15

      15.1. Casualty and Condemnation. (a) Subject to the provisions of this
            -------------------------
Article XV and Article XVI (in the event the Lessee delivers, or is obligated to
----------     -----------
deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Default, the Lessee shall be entitled to receive (and the Lessor shall pay over to the Lessee, if received by the Lessor, and hereby irrevocably assigns to the Lessee all of the Lessor's right, title and interest in) any award, compensation or insurance proceeds to which the Lessee or the Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation; provided,
                                                                    --------
however, if a Lease Default shall have occurred and be continuing, such award,
-------
compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent, and shall be paid over by the Lessee to the Agent (or, if the Participation Interests have been fully paid, to the Lessor) and held in accordance with the terms of this paragraph (a). If, contrary to such provision, any such award, compensation or
-------------
insurance proceeds are paid to the Lessor or the Lessee rather than to the Agent, the Lessor and the Lessee, as the case may be, hereby agree to transfer any such payment to the Agent. All amounts held by the Lessor or the Agent when a Lease Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Agent or turned over to the Lessor or the Agent shall either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with paragraph (e) of this Section 15.1, or (ii) applied to the purchase price of the
-------------         ------------
Property on the Termination Date, with any Excess Proceeds being payable to the Lessee.

     (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

     (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

     (d) In the event of a Casualty or receipt of notice by the Lessee or the Lessor of a Condemnation, the Lessee may deliver to the Lessor and the Agent a Termination Notice with respect to the Property pursuant to Section 16.1. If the
                                                            ------------
Lessee does not deliver a Termination Notice within ninety (90) days after such occurrence, then this Lease shall (subject to the terms and conditions thereof) remain in full force and effect, and the Lessee shall, at the Lessee's sole cost and expense, promptly and diligently restore the Property pursuant to paragraph
                                                                      ---------
(e) of this Section 15.1 and otherwise in accordance with this Lease.  If the
---         ------------
Lessee delivers a Termination Notice within ninety (90) days after such occurrence, a Significant Event shall irrevocably be deemed to have occurred with respect to the Property, and, in such event, this Lease shall terminate and the Lessee shall purchase the Property on the next Payment Date (or, if such Payment Date is within fifteen (15) days of the Lessor's receipt of such Termination Notice, on the Payment Date next following such Payment Date) (a "Termination Date") pursuant to Article XVI hereof.
-----------------               -----------

     (e) If pursuant to this Section 15.1 this Lease shall continue in full
                             ------------
force and effect following a Casualty or Condemnation, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this paragraph, the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation or substitute new Equipment for the affected Equipment in conformity with the requirements of Sections 10.1 and 11.1 using the as-built Plans and
                -------------     ----
Specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Requirements of Law) so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation; provided, the substitution of any Equipment for any
                          --------
such affected Equipment shall, at the Lessor's reasonable request, be subject to delivery of an independent third-party appraisal reasonably satisfactory to the Lessor and the Required Participants by an appraiser satisfactory to the Lessor and the Required Participants showing both (i) a current Fair Market Sales Value and (ii) expected Fair Market Sales Value as of the then current Expiration Date and the dates on which any potential Renewal Term would expire, in each case equal to or greater than such values at such dates for the Equipment being replaced. In the event of such restoration, title to the Property shall remain with the Lessor; provided, that (i) title to any such substituted equipment
                 --------
shall vest in the Lessor and such equipment shall constitute Equipment thereafter for all purposes of this Lease, and (ii) the Lessor shall assign all of its right, title and interest to the Lessee in any such replaced equipment without representation or warranty of any kind other than that such equipment is free of Lessor Liens. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.

     (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect the
                                                  ------------
Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its
                                             -----------
obligations and pay any amounts due on the Expiration Date or pursuant to Articles XIX and XX.
------------     --

     (g) Any Excess Proceeds received by the Lessor or the Agent in respect of a Casualty or Condemnation shall be turned over to the Lessee, provided that no Lease Event of Default or Lease Default has occurred and is continuing. Any Excess Proceeds which are not turned over to the Lessee due to the existence of a Lease Event of Default or a Lease Default shall be applied against the Lessee's obligations under the Lease.

      15.2. Environmental Matters. Promptly upon the Lessee's actual knowledge
            ---------------------
of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation, the Lessee shall notify the Lessor in writing of such condition. In the event of such Environmental Violation, the Lessee shall, not later than thirty (30) days after the Lessee has actual knowledge of such Environmental Violation, either, if such Environmental Violation is a Significant Event, deliver to the Lessor and the Agent a Responsible Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, or, if such Environmental Violation is not a Significant Event, at the Lessee's sole cost and expense, promptly and diligently commence any Response Actions necessary to investigate, remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 9.1. If the Lessee does not deliver a Termination Notice with
         -----------
respect to the Property pursuant to Section 16.1, the Lessee shall, upon completion of Response Actions by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the Response Actions taken by the Lessee (or its agents) for such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date. Nothing in this Article XV shall
                                                                ----------
reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3 of the Participation Agreement.

      15.3. Notice of Environmental Matters.  Promptly, but in any event within
            -------------------------------
the thirty (30) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such Material environmental claims as may reasonably be requested by the Lessor and the Agent.


                                  ARTICLE 16

      16.1. Termination by the Lessee upon Certain Events.  If either: (i) the
            ---------------------------------------------
Lessee or the Lessor shall have received notice of a Condemnation, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) a Casualty occurs, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an Environmental Violation occurs or is discovered and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate stating that, in the reasonable, good-faith judgment of the Lessee, the cost to remediate the same will cause the same to be a Significant Event, or (iv) if the Lessee shall not have delivered a Termination Notice with respect to such Environmental Violation described in clause (iii) but the requirements of Section 16.4 are met with respect to such Environmental Violation; then, (A) the Lessee shall, simultaneously with the delivery of the Responsible Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii) deliver a written notice in
                          ----------  ----    -----
the form described in Section 16.2(a) (a "Termination Notice"), or (B) if clause
                      ---------------     ------------------
(iv) is applicable, the Lessor may deliver Termination Notice pursuant to
Section 16.4.

      16.2. Procedures. (a) A Termination Notice shall contain: (i) notice of
            ----------
termination of this Lease with respect to the Property or the affected portion thereof on a date that is no later than thirty (30) days after the occurrence of the applicable event described in clause (i), (ii) or (iii) of Section 16.1 (the
                                  ----------  ----    -----    ------------
"Termination Date"), such termination to be effective upon the Lessee's payment
 ----------------
of the Asset Termination Value (or portion thereof representing the Property Cost of the affected portion of the Property) (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any); and (ii) a binding and irrevocable agreement of the Lessee to pay the Asset Termination Value (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any), and purchase the Property on the Termination Date.

     (b) On the Termination Date, the Lessee shall pay to the Lessor the Asset Termination Value (or such portion thereof, as applicable), plus all other amounts owing in respect of Rent for the Property (including Supplemental Rent) theretofore accruing, and the Lessor shall convey the Lessor's interest in the Property or such portion thereof to the Lessee (or the Lessee's designee) all in accordance with Section 19.1, as well as any Net Proceeds with respect to the
                ------------
Casualty or Condemnation giving rise to the termination of this Lease with respect to the Property theretofore received by the Lessor.

      16.3. Termination by the Lessor upon Certain Events.  If the Lessor
            ---------------------------------------------
reasonably determines that any change in, or change in the interpretation of, any applicable law after the date hereof would result in it or any Participant being unable to continue to hold legal or beneficial title to all or any portion of the Property or, except as provided in Section 16.4 hereof, subject it or any
                                          ------------
Participant to onerous regulations or onerous liability on account thereof, the Lessor may deliver a Termination Notice with respect to the Lease to the Agent, the Participants and the Lessee, such termination to be effective on the Termination Date specified therein. In the event the Lessor exercises its termination option, the Lessee may exercise the Remarketing Option provided in
Section 22.1 hereof
------------
by giving notice to the Lessor within ten (10) Business Days of receipt of the notice from the Lessor. If the Lessee does not exercise its Remarketing Option, the Lessee shall be obligated to purchase the Property in accordance with
Section 20.2 hereof on the Termination Date for the purchase price set forth
------------
therein.

      16.4. Purchase of Property. Upon receipt of any notice pursuant to Section
            --------------------                                         -------
15.2 or 15.3, the Lessor or the Required Participants, at the Lessee's expense,
------------
shall have the right to select an independent environmental consultant acceptable to the Lessee, which acceptance shall not be unreasonably withheld or delayed, to determine the estimated cost of conducting any clean-up or remediation required as a result of the Environmental Violation disclosed in such notice. If such independent environmental consultant determines that the cost of any such clean-up or remediation would exceed $5,000,000, the Lessor shall, at the direction of the Required Participants, by written notice require the Lessee to purchase, or arrange for an Affiliate or other third party to purchase, the Property on the Expiration Date by delivering a Termination Notice following the requirements of Section 16.2 hereof.
                              ------------


                                  ARTICLE 17

      17.1. Lease Events of Default.  The occurrence of any one or more of the
            -----------------------
following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                             --------------
Default":
-------

     (a) the Lessee shall fail to make payment of (i) any Basic Rent (other than a payment of Basic Rent due on the Expiration Date or Termination Date) within five (5) Business Days after the same has become due and payable or (ii) Basic Rent, Purchase Option Price, Asset Termination Value or Residual Value Guarantee Amount or other amounts due on the Expiration Date or the Termination Date, including, without limitation, amounts due pursuant to Sections 16.2, 16.3,
                                                       -------------  ----
16.4, 20.1, 20.2, 20.3 or 22.1, after the same has become due and payable;
----  ----  ----  ----    ----

     (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section) due and
                                      ----------
payable within thirty (30) days after written notice thereof;

     (c) the Lessee shall fail to maintain insurance as required by Article XIV
                                                                    -----------
of this Lease, and such failure is either a failure to have in force a policy of insurance substantially meeting the requirements of Article XIV, or if such policy is in effect, then any deviation of such policy from the requirements of
Article XIV is not cured within thirty (30) days after the earlier of (i) receipt of written notice thereof or (ii) the Lessee having knowledge thereof;

     (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease, the Participation Agreement or any other Operative Document to which it is a party other than those described in
Section 17.1(a), (b),or (c) hereof, or any representation or warranty set forth
---------------  ---    ---
in this Lease or in any other Operative Document or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any Material way, and such failure or misrepresentation or breach of warranty shall remain uncured for a period of thirty (30) days after receipt of written notice thereof; provided, that if such failure to perform is
                                   --------
not capable of being cured within such period but is capable of being cured within one hundred eighty (180) days after the occurrence of such default and the Lessee is proceeding diligently to cure such default, the Lessee shall be entitled to request an additional period (not to exceed one hundred eighty (180) days from the date of such default) to cure such default, which extended cure period shall be granted by the Lessor if commercially reasonable to do so;

     (e) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof;

     (f) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Lessee and not dismissed within sixty (60) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee, a receiver of the Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof;

     (g) if any of the following shall occur, and the aggregate liability of the Lessee in respect thereof would exceed $5,000,000: (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or
(ii) notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or (iii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or (iv) there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

     (h) a judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Lessee or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed (pursuant to laws, rules or court orders) for a period of thirty (30) days;

     (i) the Guarantor, the Lessee or any of their respective Subsidiaries (i) shall default in the payment when due, whether at stated maturity or otherwise, of principal or interest in respect of Indebtedness (other than under the Operative Documents) or obligations in respect of Off-Balance Sheet Debt having an aggregate principal amount of $5,000,000 or more; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Off-Balance Sheet Debt, if the effect of any such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) or the lessor or the lenders under any such Off-Balance Sheet Debt to cause such Indebtedness or Off-Balance Sheet Debt to be declared to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded or, in the case of Off-Balance Sheet Debt, demand that the Lessee purchase the property covered by such Off-Balance Sheet Debt;

     (j) a Guarantee Event of Default shall have occurred and be continuing;

     (k) if the Lessee shall not have exercised its Purchase Option pursuant to
Section 20.1 hereof and the Lessee shall have validly exercised its Remarketing
------------
Option pursuant to Section 22.1 hereof, the Lessee shall have failed (A) to
                   ------------
consummate a sale of the Property in the manner provided therein on the Expiration Date and to pay to the Agent (or such other Person as the Agent may direct) pursuant to such Section the Residual Value Guarantee Amount and the other amounts required thereby, or (B) to purchase the Lessor's interest in the Property on the Expiration Date as provided in Section 20.2 hereof and to pay to
                                               ------------
the Lessor the Asset Termination Value therefor on the Expiration Date as required thereby;

     (l) a Construction Agency Agreement Event of Default shall have occurred and be continuing;

     (m) the Lessee shall have abandoned or constructively abandoned all or any material portion of the Property for a period of thirty (30) consecutive days; or

     (n) an Environmental Violation shall occur that, in the reasonable opinion of the Lessor and the Required Participants, based on an Environmental Audit, constitutes a Significant Event and the Lessee shall not, within thirty (30) days after notice from the Lessor, have delivered a Termination Notice with respect thereto pursuant to Section 16.1 hereof or, if so delivered, repurchase
                            ------------
of the Property shall not have been consummated on the Termination Date pursuant to Section 16.2 hereof; or
   ------------

     (o) the Lessee shall have elected to or be required to purchase the Property pursuant to Sections 16.3 or 16.4 hereof and such purchase shall not
                     ---------------------
have been consummated on the Termination Date pursuant to either such Section.

      17.2. Remedies.  Upon the occurrence of any Lease Event of Default and at
            --------
any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Property as set forth in Section 20.3):
                                                                  -------------

     (a) The Lessor may, by notice to the Lessee, rescind or terminate this Lease only as to all of the Property as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

     (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and X hereof as if the Property were being
                   -------------  --     -
returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, to the extent and in the manner permitted by Applicable Law with respect to remedies for a breach of a real estate lease, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Agent or the Participants in connection with any reletting, including, without limitation, brokers' fees and all costs of any alterations or repairs made by the Lessor;

     (c) The Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights
   -----------
thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Asset Termination Value calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date) less the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any, permitted to be retained by the Lessor, the Agent or the Participants, over (2) the net proceeds of such sale, if any (that is, after deducting all costs and expenses incurred by the Lessor, the Agent and the Participants incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair or alteration costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

     (d) The Lessor may, at its option, not terminate the Lease with respect to the Property, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such reasonable alterations and necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period be less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

     (e) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this Section 17.2
                                 -------------  ---    ---         ------------
with respect to the Property or portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than 10 days
                                 ----------------
after the date of such notice, that the Lessee purchase, on such Termination Date, the Property (or the remaining portion thereof) in accordance with the provisions of Article XIX and Section 20.3;
              -----------     ------------

     (f) The Lessor may exercise any other right or remedy that may be available to it under the Operative Documents or otherwise under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term; or

     (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease.

      17.3. Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.2, the Lessee waives, to the fullest extent permitted by law, (a)
   ------------
any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVII.
                                                         ------------

      17.4. Power of Sale and Foreclosure. In the event that a court of
            -----------------------------
competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 7.1, and subject to the availability of such remedy under applicable
-----------
law, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The parties hereto intend that, in addition to any other debt or obligation secured by the Lien granted pursuant to this Section 17.4, such Lien shall secure unpaid
                              ------------
balances of Rent and Supplemental Rent and other extensions of credit made by the Lessor to the Lessee after this Lease is delivered to the appropriate recording offices of Colorado, whether made pursuant to an obligation of the Lessee or otherwise, and such Rent and Supplemental Rent shall be secured to the same extent as if such future payment obligations of Rent and Supplemental Rent were on account of obligatory advances to be made under a construction loan; provided such obligations secured hereby at any one time shall not exceed the lesser of : (i) the maximum principal sum permitted by the laws of Colorado; or (ii) Fifty-five Million Dollars ($55,000,000) together with interest thereon calculated at the rates provided in the Participation Agreement.

      17.5. Remedies Cumulative. The remedies herein provided shall be
            -------------------
cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

      17.6. Lessee's Right to Cure.  Notwithstanding any provision contained in
            ----------------------
the Lease or any other Operative Agreement, if a Lease Event of Default has occurred and is continuing, the Lessee shall have the right to cure such Lease Event of Default by exercising its Purchase Option at any time prior to such time as a foreclosure upon or sale of the Property has been completed.


                                  ARTICLE 18

      18.1. The Lessor's Right to Cure the Lessee's Lease Defaults.  The Lessor,
            ------------------------------------------------------
without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default (other than those described in Sections 7.1(g), (h) and (i))for the
                                       ---------------  ---     ---
account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIV, and may, to the
                                                 -----------
fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand, as Supplemental Rent.


                                  ARTICLE 19

      19.1. Provisions Relating to the Lessee's Termination of this Lease or
            ----------------------------------------------------------------
Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and
-----------------------------------------------------------------------------
Conveyance Upon Certain Other Events.  (a) In connection with any termination of
------------------------------------
this Lease pursuant to the terms of Article XVI (if the Lessee is obligated to
                                    -----------
purchase the Property), or in connection with the Lessee's exercise of its Purchase Option or Expiration Date Purchase Obligation, upon the date on which this Lease is to terminate or upon the Expiration Date, and upon tender by the Lessee of the amounts set forth in Sections 16.2(b), 20.1, 20.2 or 20.3, as
                                   ----------------  ----  ----    ----
applicable, (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a quitclaim or warranty deed to the extent required by local custom and by the Lessee's title insurance company to the extent necessary to enable the Lessee to obtain customary title insurance at closing of the Lessor's right, title and interest in the Property (which shall include a release, quitclaim and assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor), subject to the Permitted Exceptions (other than Lessor Liens) and any encumbrance caused by the fault, neglect or intention of the Lessee, in recordable form and otherwise in conformity with local custom and free and clear of the Mortgage and any Lessor Liens attributable to the Lessor; provided that in the event a warranty deed is required, the Lessee shall defend,
--------
indemnify and hold harmless the Lessor from and against any and all Claims relating to title to the Property other than Lessor Liens. The Improvements and the Equipment shall be conveyed to the Lessee "AS IS" and in their then present condition of title and physical condition.

     (b) If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Property to the independent purchaser thereof, by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, in compliance with Applicable Law, and in "broom-swept clean" condition. The Lessee shall cooperate reasonably with the Lessor and the independent purchaser of the Property in order to facilitate the purchase by such purchaser of the Property which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date: providing all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the "as built" Plans and Specifications for the Property, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

     (c) The Lessee and the Lessor agree that upon the maturity or acceleration of the Lessee's obligation to pay the Asset Termination Value, Purchase Option Price or Residual Value Guarantee Amount, any and all amounts of such portion of the Defeasance Deposit Collateral or Cash Collateral that have been deposited by the Lessee pursuant to the Defeasance Deposit Agreement or the Cash Collateral Agreement, as applicable, and that have not been withdrawn by the Lessee or offset or applied by the Lessor, the Agent or any Participant (in accordance with the terms of the Defeasance Deposit Agreement or Cash Collateral Agreement, as applicable) as of such maturity or acceleration date, shall be applied by the Agent and the Lessor to satisfy the Lessee's obligation to pay such portion of the Asset Termination Value, Purchase Option Price or Residual Value Guarantee Amount represented by the Defeasance Deposit Collateral or the Cash Collateral notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to the Lessor, the Agent or any Participant (including, without limitation any fraud or misapplication of funds by the Lessor, the Agent or any Participant, decline in value of the Collateral or the filing by or against the Lessor, the Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the insolvency of the Lessee), at Defeasance Deposit Depositary Bank or Depositary Bank to pay such obligation.

                                   ARTICLE 20

      20.1. Purchase Option.  Without limitation of the Lessee's purchase
            ---------------
obligation pursuant to Sections 20.2 or 20.3, unless the Lessee shall have given
                       -------------    ----
notice of its intention to exercise the Remarketing Option and the Lessor shall have entered into a binding contract to sell the Property, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice (the "Purchase Notice") of the Lessee's election to exercise such option) to
----------------
purchase, or to designate a third party to purchase, the Property on the date specified in such Purchase Notice, which date shall be a Payment Date. The purchase price shall be equal to the Asset Termination Value plus all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any) (the "Purchase Option Price").
                                                      ---------------------
The Lessee shall deliver the Purchase Notice to the Lessor not less than ninety
(90) days prior to the purchase date. If the Lessee exercises its option to purchase the Property pursuant to this Section 20.1 (the "Purchase Option"), the
                                       ------------       ---------------
Lessor shall transfer to the Lessee all of the Lessor's right, title and interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Document, in accordance with Section 19.l(a). The Lessee may assign the Purchase Option to a third
     ---------------
party separately from any permitted assignment by the Lessee of its rights and obligations under Section 25.1 hereof without the consent of the Lessor;
                  ------------
provided that the Lessee shall remain primarily liable for the performance of any such assignees in connection with the exercise of the Purchase Option in accordance with the provisions of Section 25.1 hereof.
                                  ------------

     20.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have
           -----------------------------------
properly exercised the Purchase Option pursuant to Section 20.1 and purchased
                                                   ------------
the Property pursuant thereto, (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses (a)
                                                                     -----------
through (k) of Section 22.1 hereof and the Lessor shall have sold its interest
        ---    ------------
in the Property pursuant thereto, or (c) the Lessee shall have properly exercised the Renewal Option pursuant to Section 21.1 and the terms and
                                         ------------
conditions of a Renewal Term shall have been agreed upon pursuant to such Section, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of Section 19.1(a), the Lessee shall
                                             ---------------
purchase from the Lessor, and the Lessor shall assign to the Lessee without recourse, on the Expiration Date of the Term (as such Term may be renewed pursuant to Section 21.1) all of the Lessor's right, title and interest in the
            ------------
Property (subject to all existing Liens, other than the Mortgage and Lessor Liens) for an amount equal to the Asset Termination Value (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any). The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall
--------  -------
not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor an amount equal to the Asset Termination Value that was not fully and finally paid by such designee on such Expiration Date.

    20.3. Acceleration of Purchase Obligation. (a) The Lessee shall be obligated
          -----------------------------------
to purchase for an amount equal to the Asset Termination Value (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any, permitted to be retained by the Lessor, the Agent and the Participants), the Lessor's interest in the Property (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 20.1) (i)
                                                               ------------
automatically and without notice upon the occurrence of any Lease Event of Default specified in clause (e) or (f) of Section 17.1, and (ii) as provided for
                     ----------    ---    ------------
at Section 17.2(e) immediately upon written demand of the Lessor upon the
   ---------------
occurrence of any other Lease Event of Default.

     (b) The Lessee shall be obligated to purchase for an amount equal to the Asset Termination Value (plus all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing) (offsetting against such amount the aggregate amount of the Defeasance Deposit Collateral and Cash Collateral, if any, permitted to be retained by the Lessor, the Agent and the Participants), immediately upon written demand of the Lessor the Lessor's interest in the Property at any time during the Term when the Lessor's interest in the Property is foreclosed due to an event arising out of a violation of the warranty of title contained in Section 12.1 hereof and the Lessor ceases to have
                               ------------
title as contemplated by Section 12.1.
                         ------------


                                  ARTICLE 21

      21.1. Renewal.
            -------

     (a) Subject to the conditions set forth herein, the Lessee shall have the option (the "Renewal Option") by written request (the "Renewal Request") to the
             --------------                            ---------------
Lessor, each Participant and the Agent given not later than 180 days prior to the Expiration Date to renew the Term for a three-year period commencing on the date following the Expiration Date then in effect. No later than the date (the "Renewal Response Date") which is thirty (30) days after such request has been
 ---------------------
delivered to each of the Lessor, each Participant and the Agent, the Lessor will notify the Lessee in writing (with a copy to the Agent) whether or not it consents to such Renewal Request (which consent may be granted or denied in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by the Lessor including without limitation a satisfactory appraisal of the Property), provided that if the
                                                      --------
Lessor shall fail to notify the Lessee on or prior to the Renewal Response Date, it shall be deemed to have denied such Renewal Request. The renewal of the Term contemplated by any Renewal Request shall become effective as of the Expiration Date then in effect on or after the Renewal Response Date on which the Lessor shall have consented to such Renewal Request; provided that such renewal shall
                                              --------
be subject to and conditioned upon the following:

          (A) on both the Expiration Date then in effect and the date of the Renewal Request, (i) no Lease Default or Lease Event of Default shall have occurred and be continuing, and (ii) the Lessor and the Agent shall have received a Responsible Officer's Certificate of the Lessee as to the matters set forth in clause (i) above,
                          ----------

          (B) the Lessee shall not have exercised the Remarketing Option, and

          (C) the Participants shall have agreed to extend the Maturity Date contemporaneously therewith pursuant to Section 3.6 of the Participation Agreement such that the Renewal Term will expire on the same date as the extended Maturity Date.

     (b) The renewal of this Lease shall be on the same terms and conditions as are set forth in this Lease for the original Term, with such modifications thereto, if any, as the parties hereto and to the other Operative Documents may negotiate based upon the current credit information regarding the Lessee, interest rates and such other factors as the Lessor may consider relevant. No more than one Renewal Term shall be permitted hereunder.


                                  ARTICLE 22

      22.1. Option to Remarket.  Subject to the fulfillment of each of the
            ------------------
conditions set forth in this Section 22.1, the Lessee shall have the option (the
                             ------------
"Remarketing Option") to market for the Lessor and complete the sale of all, but
 ------------------
not less than all, of the Lessor's interest in the Property on the Expiration Date for the Lessor.

     The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

     (a) Not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable (except by delivery of a Purchase Notice and consummation of the exercise of the Purchase Option prior to the earlier of (i) the Expiration Date or (ii) the date on which the Lessor enters into a binding contract to sell the Property pursuant to the exercise of the Remarketing Option).

     (b) The Lessee shall deliver to the Lessor an Environmental Audit of the Property together with its notice of exercise of the Remarketing Option. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If such Environmental Audit indicates any material exceptions reasonably requiring remedy or further investigation, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remedying of such exceptions in compliance with Applicable Law.

     (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no uncured Lease Event of Default or Lease Default shall exist.

     (d) The Lessee shall have completed in all Material respects all Modifications, restoration and rebuilding of the Property pursuant to Sections
                                                                      --------
11.1 and 15.1 (as the case may be) and shall have fulfilled in all Material
----     ----
respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 13.1 from complying with any Applicable Law that involved
            ------------
the extension of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Liens on the Property that were contested by the Lessee shall have been removed before the Expiration Date.

     (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Property on or prior to the Expiration Date (without diminishing the Lessee's obligation to consummate the sale on the Expiration Date) and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring and compensating brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

     (f) The Lessee shall submit all bids to the Lessor, the Agent and the Participants, and the Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion. The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor, the Agent and the Participants not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest bid to purchase the Property. No such purchaser shall be the Lessee, or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion.

     (g) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Property, as well as such other terms and conditions as may be negotiated between the Lessee and the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

     (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's and the Agent's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

     (i) The Lessee shall pay to the Agent on or prior to the Expiration Date (or to such other Person as the Agent shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Residual Value Guarantee Amount less the amount of the Defeasance Deposit, plus all Rent and all other amounts under this Lease and the other
         ----
Operative Documents which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.
                                                   -----------

     (j) If the selling price of the Property is less than the difference between (A) the Asset Termination Value minus (B) the Residual Value Guarantee Amount, then the Lessee shall have caused to be delivered to the Lessor, the Agent and each Participant the appraisal required by Section 13.2 of the
                                                     ------------
Participation Agreement thirty (30) Business Days prior to the Expiration Date and shall pay to the Agent on or prior to the Expiration Date (or to such other person as the Agent shall notify the Lessee in writing) the amounts required to be paid pursuant to Section 13.2 of the Participation Agreement.
                    ------------

     (k) The purchase of the Property shall be consummated on the Expiration Date following the payment by the Lessee pursuant to paragraphs (i) and (j)
                                                     --------------     ---
above and contemporaneously with the Lessee's surrender of the Property pursuant to Section 19.1(b) and the gross proceeds (the "Gross Proceeds") of the sale of
   ---------------                              --------------
the Property (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent; provided,
                                                                --------
however, that if the sum of the Gross Proceeds from such sale plus the Residual
-------
Value Guarantee Amount paid by the Lessee pursuant to paragraph (i) above
                                                      -------------
exceeds the Asset Termination Value, then the excess shall be paid to the Lessee on the Expiration Date.

     (l) The Lessee shall not be entitled to exercise or consummate the Remarketing Option if a circumstance that would permit the Lessor to require the Lessee to repurchase the Property under Section 16.3 exists and is continuing.
                                        ------- ----

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above, or the Property is not purchased as aforesaid, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee) as to the Property, in which event all of the Lessee's rights under this

Section 22.1 shall immediately terminate and the Lessee shall be obligated to
------------
purchase all of the Lessor's interest in the Property pursuant to Section 20.2
                                                                  ------------
on the Expiration Date. Notwithstanding the foregoing, the Lessee may at any time during the Marketing Period exercise its Purchase Option in accordance with

Section 20.2 hereof, provided, that the Lessee shall bear all costs arising out
------------
of or attributable to the cessation of remarketing efforts, including any costs, expenses, damages or liability which may be alleged by any prospective purchaser of the Property.

     Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Property.

      22.2. Certain Obligations Continue.  During the Marketing Period, the
            ----------------------------
obligation of the Lessee to pay Rent (including the installment of Basic Rent due on the fifth anniversary of the Closing Date or at the end of a Renewal Term, or on the Expiration Date, as the case may be) shall continue undiminished until payment in full to the Agent of the Gross Proceeds, the Residual Value Guarantee Amount, and all other amounts due to the Lessor with respect to the Property under the Operative Documents. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.
                                               ------------

      22.3. Support Obligations.  In the event that the Lessee does not elect to
            -------------------
purchase the Property on the Expiration Date or, pursuant to the Lessor's exercise of remedies under Article XVII, this Lease is terminated, the Lessee
                           ------------
shall provide the Lessor, effective on the Expiration Date, with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate the Property for its intended purposes (to the extent such items are transferable or may be obtained by the Lessee on behalf of another party), (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of the Property as the Lessor shall request, and (iii) a services agreement covering such services as the Lessor may request in order to use and operate the Property for its intended purposes at such rates (not in excess of arm's length fair market rates) as shall be acceptable to the Lessor and the Lessee. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this Section 22.3 shall be in form satisfactory to the
                             ------------
Lessor and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.


                                  ARTICLE 23

     23.1. Holding Over. If the Lessee shall for any reason remain in possession
           ------------
of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), such possession shall be as a tenancy at sufferance during which time the Lessee shall continue to pay Supplemental Rent that would be payable by the Lessee hereunder were the Lease then in full force and effect and the Lessee shall continue to pay Basic Rent at an annual rate equal to 110% of the average rate of Basic Rent payable hereunder during the Term. Such Basic Rent shall be payable from time to time upon demand by the Lessor. During any period of tenancy at sufferance, the Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or
                  -------------
implied, of the Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), and nothing contained herein shall be read or construed to relieve the Lessee of its obligations to purchase or remarket the Property on the Expiration Date pursuant to Article XX or Article XXII or as preventing the Lessor from
                 ----------    ------------
maintaining a suit for possession of the Property or exercising any other remedy available to the Lessor at law or in equity or hereunder.


                                  ARTICLE 24

      24.1. Risk of Loss. During the Term the risk of loss of or decrease in the
            ------------
enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.


                                  ARTICLE 25

      25.1. Subletting and Assignment.  The Lessee may assign with recourse this
            -------------------------
Lease or any of its rights or obligations hereunder in whole or in part to any Person, in which case the Lessee shall guarantee performance of the obligations of such assignee under this Lease by a guaranty in form and substance acceptable to the Lessor and the Required Participants. The Lessee may, without the consent of the Lessor, sublease the Property or portion thereof to any Person, provided, that no such sublease shall, materially and adversely affect any of
--------
the Lessor's interests, rights or remedies under the Lease or the Lessor's title to the Property. No assignment, sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so assigned or sublet. Any sublease of the Property shall be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder, and shall expressly provide for the surrender of the Property (or portion thereof) if, after a Lease Event of Default has occurred, the Lease is terminated. All such subleases shall expressly provide for termination at or prior to the earlier of the applicable Expiration Date or other date of termination of this Lease unless the Lessee shall have purchased the Property pursuant to
Article XX. No assignee or sublessee shall be permitted to engage in any
----------
activities on the Property to the extent they are substantially different from those engaged in by the Lessee without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, except that any Assignee or Sublessee may use the Property for light manufacturing, research and development, office, storage, and related uses and for any other lawful use that is not more burdensome than Lessee's intended use as a semiconductor wafer manufacturing facility so long as such use is permitted by Applicable Law, is approved by Lessor, which approval shall not be unreasonably withheld, and does not adversely affect the value, utility or remaining useful life of the Property.


                                  ARTICLE 26

      26.1. Estoppel Certificates.  At any time and from time to time upon not
            ---------------------
less than twenty (20) days' prior request by the Lessor or the Lessee (the

"Requesting Party"), the other party (whichever party shall have received such
-----------------
request, the "Certifying Party") shall furnish to the Requesting Party (but not
              ----------------
more than four times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Certifying Party by the other party) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this
Article XXVI may be relied upon by the Requesting Party, and any existing or
------------
prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).


                                  ARTICLE 27

      27.1. Right to Inspect.  During the Term, the Lessee shall upon reasonable
            ----------------
notice from the Lessor (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Lessor, the Agent and their respective authorized representatives to inspect the Property during normal business hours, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property.

      27.2. No Waiver. No failure by the Lessor or the Lessee to insist upon the
            ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE 28

      28.1. Acceptance of Surrender. No surrender to the Lessor of this Lease or
            -----------------------
of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations owed to the Participants under the Participation Agreement or the other Operative Documents and termination of the Participants' Commitments, the Agent, and no act by the Lessor or the Agent or any representative or agent of the Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                  ARTICLE 29

      29.1. No Merger of Title. There shall be no merger of this Lease or of the
            ------------------
leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, or (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.


                                  ARTICLE 30

      30.1. Notices.  All notices, demands, requests, consents, approvals and
            -------
other communications hereunder shall be in writing and delivered (i) personally,
(ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, addressed to the respective parties, as follows:

     If to the Lessee:

          Vitesse Semiconductor Corporation
          741 Calle Plano
          Camarillo, California 93012
          Attention:   Eugene F. Hovanec
                       Vice President, Finance & Chief Financial Officer
          Telephone:   (805) 389-7136
          Facsimile:   (805) 388-7565

     If to the Lessor:

          Lease Plan North America, Inc.
          135 S. LaSalle Street, Suite 711

          Chicago, Illinois 60603
          Attention:   E. Bruce Mumford
          Telephone:   (312) 904-6705
          Facsimile:   (312) 904-6217

     If to the Agent:

          ABN AMRO Bank N.V., San Francisco International Branch
          101 California Street
          Suite 4550
          San Francisco, California 94111
          Attention:   Bruce W. Swords
          Telephone:   (415) 984-3721
          Facsimile:   (415) 362-3524

or such additional parties and/or other address as such party may hereafter designate (provided, however, in no event shall either party be obligated to notify, in the aggregate, more than five (5) designees of the other party), and shall be effective upon receipt or refusal thereof.


                                  ARTICLE 31

      31.1. Miscellaneous.  Anything contained in this Lease to the contrary
            -------------
notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XV, XVI, XX, XXI or XXII, would, in the absence of the limitation
-----------  ---  --  ---    ----
imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former president of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

      31.2 Amendments and Modifications.  Subject to the requirements,
           ----------------------------
restrictions and conditions set forth in the Participation Agreement, neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee. In the event of any conflict or inconsistency between the terms hereof and the terms of the Participation Agreement, the Participation Agreement shall control.

     31.3. Successors and Assigns.  All the terms and provisions of this Lease
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     31.4. Headings and Table of Contents. The headings and table of contents in
           ------------------------------
this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     31.5. Counterparts.  This Lease may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     31.6. GOVERNING LAW.  THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND
           -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

     31.7. Limitations on Recourse.  The parties hereto agree that the Lessor
           -----------------------
shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be
                                --------  -------
liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 8.1 of the Participation Agreement or (c) for any Taxes based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessor's interest in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor. Notwithstanding anything contained herein, the restriction stated in the preceding provisions of this Section 31.7 shall not apply to liability of the
                             ------------
Lessor arising because of a breach of the Lessor's obligation to remove Lessor Liens or because of its receiving Advances and failing to disburse Advances to Lessee in accordance with the Operative Documents, or failure to disburse proceeds from sale of the Property in accordance with this Lease.

      31.8. Original Lease.  The single executed original of this Lease marked
            --------------
"THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease
      -----------------------------
constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      31.9. Usury Savings Clause.  Nothing continued in this Lease or the other
            --------------------
Operative Documents shall be deemed to require the payment of interest or other charges by the Lessee or any other Person in excess of the amount which may lawfully be charged under any applicable usury laws. In the event that the Lessor or any other Person shall collect moneys under this Lease or any other Operative Document which are deemed to constitute interest (including, without limitation, the Basic Rent or Supplemental Rent) which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the Person making such payment or credited against other amounts owed by the person making such payment.


                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.



                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as Lessor


                              By:  ______________________________________
                                       E. Bruce Mumford, Vice President


                              VITESSE SEMICONDUCTOR CORPORATION,
                              a Delaware corporation, as Lessee


                              By:  ______________________________________
                                       Eugene F. Hovanec, Vice President,
                                       Finance & Chief Financial Officer

STATE OF ILLINOIS        )
                         )  SS.:
COUNTY OF COOK           )


          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared E. Bruce Mumford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a Vice President of LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and that he as such Vice President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President.

          WITNESS my hand and seal, at office, on this the ____ day of October, 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

STATE OF CALIFORNIA    )
                       )  SS.:
COUNTY OF VENTURA      )


          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared Eugene F. Hovanec, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Vice President, Finance & Chief Financial Officer of VITESSE SEMICONDUCTOR CORPORATION, the within named bargainor, a corporation, and that he as such Vice President, Finance & Chief Financial Officer being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President, Finance & Chief Financial Officer.

          WITNESS my hand and seal, at office, on this the ____day of October, 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of October __, 1996.

                              ABN AMRO BANK N.V., SAN FRANCISCO
                              INTERNATIONAL BRANCH, as Agent

                              By: ABN AMRO NORTH AMERICA, INC,
                                      as its agent

                                      By:  __________________________________
                                       David M. Shipley, Vice President

                                      By:   __________________________________
                                        E. Bruce Mumford, Senior Vice President

                                                                      SCHEDULE 1
                                                                    TO THE LEASE



                  Amortization of Property Improvements Cost
                  -------------------------------------------

                                      None

                    Prepared by and upon recording return to:
                         Richard W. Pearse, Esq.
                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois 60601

                                                                    EXHIBIT A TO
                                                                       THE LEASE
                                                                       ---------



                             LEASE SUPPLEMENT NO. 1
                           (And Memorandum of Lease)

     THIS LEASE SUPPLEMENT NO. 1 (And Memorandum of Lease) (this "Lease
                                                                  -----
Supplement") dated as of October 30, 1996, between Lease Plan North America,
----------
Inc., an Illinois corporation, not in its individual capacity but solely as lessor (the "Lessor"), and Vitesse Semiconductor Corporation, a Delaware
             ------
corporation, as lessee (the "Lessee").
                             ------

     WHEREAS, the Lessor is the fee owner of the Land Interest described on
Schedule 1 hereto and wishes to lease the Land Interest and all Improvements thereon or which may thereafter be constructed thereon pursuant to the Construction Agency Agreement or the Lease to the Lessee (the Land Interest and such Improvements being collectively called the "Property");
                                                 ----------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Definitions; Interpretation.  For purposes of this Lease
                    ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Master Lease, dated as of October 30, 1996, between the Lessee and the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.     The Property.  Attached hereto as Schedule I is the
                    ------------
description of a certain Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Property, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Property.

     SECTION 3.     Parties and Addresses.  The Lease is dated as of October 30,
                    ---------------------
1996, between the Lessor, whose principal office is at 135 S. LaSalle Street, Chicago, Illinois 60603 and the Lessee, whose principal office is 741 Calle Plano, Camarillo, California 93012.

     SECTION 4.     Lease Term.  The term of this Lease (the "Term") shall begin
                    ----------                                ----
on October 30, 1996, and shall end on October 30, 2001, unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains one option period of three years, which give Lessee the right, subject to the terms thereof, to extend the term of the Lease to October 30, 2004.

     SECTION 5.     Ownership of the Property. (a) It is the intent of the
                    -------------------------
parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of Federal and state income tax, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee.
Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Accordingly, and notwithstanding any provision of this Lease to the contrary, the Lessor and the Lessee agree and declare that: (i) the transactions contemplated hereby are intended to have a dual, rather than a single, form; and
(ii) all references in this Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the Collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

     (c) Specifically, but without limiting the generality of subsection (b) of
                                                              --------------
this Section 5, the Lessor and the Lessee further intend and agree that, for the
     ---------
purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Certificate Purchaser and the Lenders to the Lessee,
(i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust; (ii) the conveyance provided for hereby and in Article II of the Lease shall be deemed to be a grant by the Lessee to
       ----------
the Lessor, the Agent and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the Collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property and the Collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease and this Lease Supplement were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     (d) Specifically, without limiting the generality of anything contained in this Section 5, the Lessor and the Lessee further intend and agree that, for
     ---------
purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) the Lessor and the Participants shall take a position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is consistent with the Lessee's status as owner of the Property, provided that the Lessor and
                                                   --------
any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property, (B) the Lessee has no right to contest such holding pursuant to Section 13.5 of the
                                                        ------------
Participation Agreement, and (C) the Lessee's lack of right to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to
Section 13.5(b)(iii) of the Participation Agreement or failure of the amount at
--------------------
issue to exceed the minimum amount set forth in Section 13.5(f)(iv)(B) of the
                                                ----------------------
Participation Agreement.

     SECTION 6.     Remedies.  Without limiting any other remedies set forth in
                    --------
the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed or trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The parties hereto intend that, in addition to any other debt or obligation secured by the Lien granted pursuant to this Section 6, such Lien shall secure unpaid balances
                              ---------
of Rent and Supplemental Rent and other extensions of credit made by the Lessor to the Lessee after this Lease is delivered to the appropriate recording offices of Colorado, whether made pursuant to an obligation of the Lessee or otherwise, and such Rent and Supplemental Rent shall be secured to the same extent as if such future payment obligations of Rent and Supplemental Rent were on account of obligatory advances to be made under a construction loan; provided such obligations secured hereby at any one time shall not exceed the lesser of : (i) the maximum principal sum permitted by the laws of Colorado; or (ii) Fifty-five Million Dollars ($55,000,000) together with interest thereon calculated at the rates provided in the Participation Agreement.

     SECTION 7.     Purchase Option.  Sections 19 and 20 of the Lease contain
                    ---------------
various purchase options which may be exercised by Lessee during the term of the Lease subject to the terms and conditions of said Sections 19 and 20 of the Lease.

     SECTION 8.     Liens. (a) THIS LEASE IS SUPERIOR TO A MORTGAGE IN FAVOR OF
                    -----
ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH AS AGENT (THE "AGENT")
                                                                      -----
UNDER THE PARTICIPATION AGREEMENT DATED AS OF OCTOBER 30, 1996, AMONG THE LESSEE, THE LESSOR, THE AGENT AND THE PARTICIPANTS, EXCEPT AS AMENDED OR SUPPLEMENTED.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 9.     Ratification.  Except as specifically modified hereby, the
                    ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10.    Original Lease Supplement.  The single executed original of
                    -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART"
on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To
                                           -----------------------------
the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11.    GOVERNING LAW.  THE LEASE SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE THEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED.

     SECTION 12. Counterpart Execution.  This Lease Supplement may be executed
                 ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as Lessor

                              By:  ______________________________________
                                       E. Bruce Mumford, Vice President


                              VITESSE SEMICONDUCTOR CORPORATION,
                              a Delaware corporation, as Lessee

                              By:  ______________________________________
                                       Eugene F. Hovanec, Vice President,
                                       Finance & Chief Financial Officer

STATE OF ILLINOIS        )
                         )  SS.:
COUNTY OF COOK           )


          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared E. Bruce Mumford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a Vice President of LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and that he as such Vice President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President.

          WITNESS my hand and seal, at office, on this the ____ day of October 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

STATE OF CALIFORNIA    )
                       )  SS.:
COUNTY OF VENTURA      )


          Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Eugene F. Hovanec, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Vice President, Finance & Chief Financial Officer of VITESSE SEMICONDUCTOR CORPORATION, the within named bargainor, a corporation, and that he as such Vice President, Finance & Chief Financial Officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President, Finance & Chief Financial Officer.

          WITNESS my hand and seal, at office, on this the ____ day of October, 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of October __, 1996.

                              ABN AMRO BANK N.V., SAN FRANCISCO
                              INTERNATIONAL BRANCH, as Agent

                              By: ABN AMRO NORTH AMERICA, INC.,
                                      as its agent

                                      By:  __________________________________
                                       David M. Shipley, Vice President

                                      By:   __________________________________
                                        E. Bruce Mumford, Senior Vice President

                                                                      SCHEDULE I
                                                   TO THE LEASE SUPPLEMENT NO. 1
                                                   -----------------------------



                              Property Description
                              --------------------

                         Prepared by and upon recording return to:
                         Richard W. Pearse, Esq.
                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois 60601

                                                                    EXHIBIT A TO
                                                                       THE LEASE
                                                                       ---------



                             LEASE SUPPLEMENT NO. 1
                           (And Memorandum of Lease)

     THIS LEASE SUPPLEMENT NO. 1 (And Memorandum of Lease) (this "Lease
                                                                  -----
Supplement") dated as of October 30, 1996, between Lease Plan North America,
----------
Inc., an Illinois corporation, not in its individual capacity but solely as lessor (the "Lessor"), and Vitesse Semiconductor Corporation, a Delaware
             ------
corporation, as lessee (the "Lessee").
                             ------

     WHEREAS, the Lessor is the fee owner of the Land Interest described on
Schedule 1 hereto and wishes to lease the Land Interest and all Improvements thereon or which may thereafter be constructed thereon pursuant to the Construction Agency Agreement or the Lease to the Lessee (the Land Interest and such Improvements being collectively called the "Property");
                                                 ----------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Definitions; Interpretation.  For purposes of this Lease
                    ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Master Lease, dated as of October 30, 1996, between the Lessee and the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.     The Property.  Attached hereto as Schedule I is the
                    ------------
description of a certain Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Property, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Property.

     SECTION 3.     Parties and Addresses.  The Lease is dated as of October 30,
                    ---------------------
1996, between the Lessor, whose principal office is at 135 S. LaSalle Street, Chicago, Illinois 60603 and the Lessee, whose principal office is 741 Calle Plano, Camarillo, California 93012.

     SECTION 4.     Lease Term.  The term of this Lease (the "Term") shall begin
                    ----------                                ----
on October 30, 1996, and shall end on October 30, 2001, unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains one option period of three years, which give Lessee the right, subject to the terms thereof, to extend the term of the Lease to October 30, 2004.

     SECTION 5.     Ownership of the Property. (a) It is the intent of the
                    -------------------------
parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of Federal and state income tax, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee.
Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Accordingly, and notwithstanding any provision of this Lease to the contrary, the Lessor and the Lessee agree and declare that: (i) the transactions contemplated hereby are intended to have a dual, rather than a single, form; and
(ii) all references in this Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the Collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

     (c) Specifically, but without limiting the generality of subsection (b) of
                                                              --------------
this Section 5, the Lessor and the Lessee further intend and agree that, for the
     ---------
purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Certificate Purchaser and the

Lenders to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust; (ii) the conveyance provided for hereby and in Article II of the Lease shall be deemed to
                                      ----------
be a grant by the Lessee to the Lessor, the Agent and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the Collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property and the Collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease and this Lease Supplement were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     (d) Specifically, without limiting the generality of anything contained in this Section 5, the Lessor and the Lessee further intend and agree that, for
     ---------
purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) the Lessor and the Participants shall take a position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is consistent with the Lessee's status as owner of the Property, provided that the Lessor and
                                                   --------
any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property, (B) the Lessee has no right to contest such holding pursuant to Section 13.5 of the
                                                        ------------
Participation Agreement, and (C) the Lessee's lack of right to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to

Section 13.5(b)(iii) of the Participation Agreement or failure of the amount at
--------------------
issue to exceed the minimum amount set forth in Section 13.5(f)(iv)(B) of the
                                                ----------------------
Participation Agreement.

     SECTION 6.     Remedies.  Without limiting any other remedies set forth in
                    --------
the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed or trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The parties hereto intend that, in addition to any other debt or obligation secured by the Lien granted pursuant to this Section 6, such Lien shall secure unpaid balances
                              ---------
of Rent and Supplemental Rent and other extensions of credit made by the Lessor to the Lessee after this Lease is delivered to the appropriate recording offices of Colorado, whether made pursuant to an obligation of the Lessee or otherwise, and such Rent and Supplemental Rent shall be secured to the same extent as if such future payment obligations of Rent and Supplemental Rent were on account of obligatory advances to be made under a construction loan; provided such obligations secured hereby at any one time shall not exceed the lesser of : (i) the maximum principal sum permitted by the laws of Colorado; or (ii) Fifty-five Million Dollars ($55,000,000) together with interest thereon calculated at the rates provided in the Participation Agreement.

     SECTION 7.     Purchase Option.  Sections 19 and 20 of the Lease contain
                    ---------------
various purchase options which may be exercised by Lessee during the term of the Lease subject to the terms and conditions of said Sections 19 and 20 of the Lease.

     SECTION 8.     Liens. (a) THIS LEASE IS SUPERIOR TO A MORTGAGE IN FAVOR OF
                    -----
ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH AS AGENT (THE "AGENT")
                                                                      -----
UNDER THE PARTICIPATION AGREEMENT DATED AS OF OCTOBER 30, 1996, AMONG THE LESSEE, THE LESSOR, THE AGENT AND THE PARTICIPANTS, EXCEPT AS AMENDED OR SUPPLEMENTED.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR

MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.


     SECTION 9.     Ratification.  Except as specifically modified hereby, the
                    ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10.    Original Lease Supplement.  The single executed original of
                    -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11.    GOVERNING LAW.  THE LEASE SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE THEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED.

     SECTION 12. Counterpart Execution.  This Lease Supplement may be executed
                 ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as Lessor

                              By:  ______________________________________
                                       E. Bruce Mumford, Vice President


                              VITESSE SEMICONDUCTOR CORPORATION,
                              a Delaware corporation, as Lessee

                              By:  ______________________________________
                                       Eugene F. Hovanec, Vice President,
                                       Finance & Chief Financial Officer

STATE OF ILLINOIS        )
                         )  SS.:
COUNTY OF COOK           )


          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared E. Bruce Mumford, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a Vice President of LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and that he as such Vice President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President.

          WITNESS my hand and seal, at office, on this the ____ day of October 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

STATE OF CALIFORNIA    )
                       )  SS.:
COUNTY OF VENTURA      )


          Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Eugene F. Hovanec, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Vice President, Finance & Chief Financial Officer of VITESSE SEMICONDUCTOR CORPORATION, the within named bargainor, a corporation, and that he as such Vice President, Finance & Chief Financial Officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President, Finance & Chief Financial Officer.

          WITNESS my hand and seal, at office, on this the ____ day of October, 1996.


                                    ______________________________
                                            Notary Public

My Commission Expires:


____________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of October __, 1996.

                              ABN AMRO BANK N.V., SAN FRANCISCO
                              INTERNATIONAL BRANCH, as Agent

                              By: ABN AMRO NORTH AMERICA, INC.,
                                      as its agent

                                      By:  __________________________________
                                       David M. Shipley, Vice President

                                      By:   __________________________________
                                        E. Bruce Mumford, Senior Vice President

                                                                      SCHEDULE I
                                                   TO THE LEASE SUPPLEMENT NO. 1
                                                   -----------------------------



                              Property Description
                              --------------------

                                                          EXHIBIT B TO THE LEASE
                                                          ----------------------

                         [FORM OF EQUIPMENT SCHEDULE]
                            EQUIPMENT SCHEDULE NO.
                          ---------------------------

Forming a part of Master Lease dated as of October 30, 1996 (the "Lease"), between Lease Plan North America, Inc., as Lessor (the "Lessor"), and Vitesse Semiconductor Corporation, a Delaware corporation, as Lessee (the "Lessee").

     1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto as Annex A.

               TOTAL PROPERTY IMPROVEMENTS COST:  $____________


     2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease (which is incorporated herein by reference).

     3. RENT. From and after the date hereof, the Basic Rent for said Equipment during the Basic Lease Term shall be payable on the dates and in the amounts set forth in Article III of the Lease which is incorporated herein by reference.

     4. LESSEE CONFIRMATION. Lessee hereby confirms and warrants to Lessor that the Equipment: (a) was duly delivered to Lessee on or prior to the date hereof at the locations specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.

     5. LOCATION OF EQUIPMENT. The locations of the Equipment are specified on the Schedule of Equipment attached hereto as Annex A.

     6. FINANCING STATEMENTS. Annex B attached hereto specifies the location of all UCC financing statements or other similar documents under applicable law covering the Equipment.

Date of Execution:  ____________, ____

LEASE PLAN NORTH AMERICA, INC.,      VITESSE SEMICONDUCTOR
an Illinois corporation                  CORPORATION, a Delaware corporation

By:                                  By:
    -----------------------------        ------------------------------------
Name:                                Name:
     ----------------------------          ----------------------------------

Title:                               Title:
      ---------------------------           ---------------------------------

                                                                      ANNEX A TO
                                                              EQUIPMENT SCHEDULE

                                   EQUIPMENT
                                   ---------



Approved by _____________________________   Page No. ___ of ___ total pages
          (Lessee to initial each
          page)

Attached Bill of Sale dated               Equipment located at:
_______________, ____
                                          --------------------------------------
      and                                 Street No.

                                          -------  --------   ----------  ------
Equipment Schedule No. ___.               City     County      State      Zip



               This location is ___ owned,  x  leased,  x  mortgaged.
                                           ---         ---

Manufacturer and/or
Vendor Name &            Description            Equipment Cost
Invoice No.

                            See Schedule 1 Attached

                                                                      ANNEX B TO
                                                              EQUIPMENT SCHEDULE


                         FINANCING STATEMENTS COVERING
                                   EQUIPMENT
                 ---------------------------------------------


Secured Party      Statement No.   Filing Date   Filing Location
----------------   -------------   -----------   ---------------








                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
ARTICLE I............................................................................          2
1.1.                Definitions; Interpretation......................................          2

ARTICLE II...........................................................................          2
2.1.                Acceptance and Lease of Property.................................          2
2.2.                Acceptance Procedure.............................................          3
2.3.                Lease Term.......................................................          3
2.4.                Title............................................................          3

ARTICLE III..........................................................................          4
3.1.                Rent.............................................................          4
3.2.                Payment of Basic Rent............................................          4
3.3.                Supplemental Rent................................................          4
3.4.                Method of Payment................................................          5

ARTICLE IV...........................................................................          5
4.1.                Utility Charges..................................................          5

ARTICLE V............................................................................          5
5.1.                Quiet Enjoyment..................................................          5

ARTICLE VI...........................................................................          5
6.1.                Net Lease........................................................          5
6.2.                No Termination or Abatement......................................          6

ARTICLE VII..........................................................................          7
7.1.                Ownership of the Property........................................          7

ARTICLE VIII.........................................................................          8
8.1.                Condition of the Property........................................          8
8.2.                Possession and Use of the Property...............................          9

ARTICLE IX...........................................................................          9
9.1.                Compliance with Requirements of Law and Insurance Requirements...          9

ARTICLE X............................................................................          9
10.1.               Maintenance and Repair; Return...................................          9

ARTICLE XI...........................................................................         10

                                                                                           PAGE
                                                                                           ----
11.1.               Modifications, Substitutions and Replacements....................         10

ARTICLE XII..........................................................................         11
12.1.               Warranty of Title................................................         11
12.2.               Grants and Releases of Easements.................................         11

ARTICLE XIII.........................................................................         12
13.1.               Permitted Contests Other Than in Respect of Indemnities..........         12

ARTICLE XIV..........................................................................         13
14.1.               Public Liability and Workers' Compensation Insurance.............         13
14.2.               Hazard and Other Insurance.......................................         13
14.3.               Coverage.........................................................         13
14.4.               Indemnification..................................................         15

ARTICLE XV...........................................................................         15
15.1.               Casualty and Condemnation........................................         15
15.2.               Environmental Matters............................................         17
15.3.               Notice of Environmental Matters..................................         18

ARTICLE XVI..........................................................................         18
16.1.               Termination by the Lessee upon Certain Events....................         18
16.2.               Procedures.......................................................         18
16.3.               Termination by the Lessor upon Certain Events....................         19
16.4.               Purchase of Property.............................................         19

ARTICLE XVII.........................................................................         19
17.1.               Lease Events of Default..........................................         19
17.2.               Remedies.........................................................         22
17.3.               Waiver of Certain Rights.........................................         24
17.4.               Power of Sale and Foreclosure....................................         24
17.5.               Remedies Cumulative..............................................         25
17.6.               Lessee's Right to Cure...........................................         25

ARTICLE XVIII........................................................................         25
18.1.               The Lessor's Right to Cure the Lessee's Lease Defaults...........         25

ARTICLE XIX..........................................................................         26
19.1.               Provisions Relating to the Lessee's Termination of this Lease or
                    Exercise of Purchase Option or Obligation and Conveyance Upon
                    Remarketing and Conveyance Upon Certain Other Events..............        26

                                                                                           PAGE
                                                                                           ----

ARTICLE XX...........................................................................         27
20.1.               Purchase Option..................................................         27
20.2.               Expiration Date Purchase Obligation..............................         27
20.3.               Acceleration of Purchase Obligation..............................         28

ARTICLE XXI..........................................................................         28
21.1.               Renewal..........................................................         28

ARTICLE XXII.........................................................................         29
22.1.               Option to Remarket...............................................         29
22.2.               Certain Obligations Continue.....................................         32
22.3.               Support Obligations..............................................         32

ARTICLE XXIII........................................................................         32
23.1.               Holding Over.....................................................         32

ARTICLE XXIV.........................................................................         33
24.1.               Risk of Loss.....................................................         33

ARTICLE XXV..........................................................................         33
25.1.               Subletting and Assignment........................................         33

ARTICLE XXVI.........................................................................         34
26.1.               Estoppel Certificates............................................         34

ARTICLE XXVII........................................................................         34
27.1.               Right to Inspect.................................................         34
27.2.               No Waiver........................................................         34

ARTICLE XXVIII.......................................................................         34
28.1.               Acceptance of Surrender..........................................         34

ARTICLE XXIX.........................................................................         35
29.1.               No Merger of Title...............................................         35

ARTICLE XXX..........................................................................         35
30.1.               Notices..........................................................         35

ARTICLE XXXI.........................................................................         36
31.1.               Miscellaneous....................................................         36

                                      iii

                                                                                           PAGE
                                                                                           ----

31.2.               Amendments and Modifications.....................................         36
31.3.               Successors and Assigns...........................................         36
31.4.               Headings and Table of Contents...................................         37
31.5.               Counterparts.....................................................         37
31.6.               GOVERNING LAW....................................................         37
31.7.               Limitations on Recourse..........................................         37
31.8.               Original Lease...................................................         37
31.9.               Usury Savings Clause.............................................         38

                                                                                           PAGE
                                                                                           ----



                                                                                           PAGE
                                                                                           ----



                                                                                           PAGE
                                                                                           ----



                                   APPENDICES

SCHEDULE 1          Amortization of Property Improvements Cost



                                    EXHIBITS

EXHIBIT A           Form of Lease Supplement
EXHIBIT B           Form of Equipment Schedule



                                    SCHEDULE

APPENDIX I               Definitions and Interpretation

================================================================================

                                   GUARANTEE

                         dated as of October 30, 1996

                                     from

                      VITESSE SEMICONDUCTOR CORPORATION,
                                 as Guarantor

                                      to

                              ABN AMRO BANK N.V.,
                      SAN FRANCISCO INTERNATIONAL BRANCH,
                                   as Agent


================================================================================

                                   GUARANTEE

          GUARANTEE (this "Guarantee"), dated as of October 30, 1996, made by
                           ---------
VITESSE SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Guarantor"), in
                                                                ---------
favor of ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as Agent (in such capacity, together with its successors in such capacity, the "Agent") for
                                                                   -----
the Participants (as defined herein).


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, Lease Plan North America, Inc., an Illinois corporation (together with its permitted successors and assigns, the "Lessor") is to acquire
                                                          ------
certain real property and construct Improvements thereon as contemplated by the Participation Agreement, dated as of the date hereof (as amended, modified or supplemented after the date hereof, the "Participation Agreement"), among the
                                         -----------------------
Lessor, Vitesse Semiconductor Corporation, a Delaware corporation (together with its permitted successors and assigns, the "Lessee"), the Agent and ABN AMRO Bank
                                           ------
N.V., San Francisco International Branch, as a Participant (together with its permitted successors and assigns, each a "Participant" and collectively the
                                          -----------
"Participants"), which Property shall in turn be leased to the Lessee; and
-------------

          WHEREAS, it is a condition precedent to the obligations of the Lessor, the Agent and the Participants under the Participation Agreement that the Guarantor shall have executed and delivered this Guarantee to the Agent.

          NOW, THEREFORE, in consideration of the premises and to induce the Lessor to enter into the Lease and the other Operative Documents to which it is a party and the Participants to enter into the Participation Agreement and to purchase their Participation Interests, the Guarantor hereby agrees as follows:

          SECTION 1. Defined Terms. (a) As used herein, the following terms
                         -------------
shall have the following respective meanings:

          "Guarantee Event of Default" shall mean any of the events specified in
           --------------------------
     Section 11.1; provided, however, that any requirement for the giving of
                   --------  -------
     notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Obligations" means the collective reference to (i) the obligation of
           -----------
     the Lessor under the Operative Documents to repay the Participant Balances of all Participants (including without limitation, interest accruing at the then applicable rate provided in the Lease or the Participation Agreement after the Maturity Date and interest accruing at the then applicable rate provided in the Lease or the Participation Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Lessor or the Lessee, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may rise under, out of, or in connection with, the Participation Agreement, the other Security Documents or any other document made, delivered or given in connection therewith, whether on account of Advances, interest, premium, reimbursement obligations, fees and disbursements of counsel to the Agent or to the Participants that are required to be paid by the Lessor pursuant to the terms of the Participation Agreement or any Security Document) and (ii) all other amounts payable by the Lessor under the Lease or the Participation Agreement to the Agent and/or Participants.

          "Unmatured Event of Default" shall mean an event, act, condition or
           --------------------------
     occurrence which with the giving of notice or the lapse of time (or both) would become a Guarantee Event of Default.

          (b) Unless otherwise defined herein, terms defined in Appendix 1 to the Participation Agreement and used herein shall have the respective meanings set forth in Appendix 1 to the Participation Agreement.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to this Guarantee unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          SECTION 2. Guarantee  (a) The Guarantor hereby unconditionally and
                     ---------
irrevocably guarantees to the Agent, for the benefit of the Participants and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Lessor when due of the Obligations; provided that anything to the contrary herein notwithstanding, the Guarantor
--------
shall not be required to make any payment hereunder in respect of the Obligations unless at such time a Lease Event of Default shall have occurred and is continuing.

          (b) The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or the Participants or any of their respective successors, indorsees, transferees or assigns after the occurrence of a Lease Event of Default in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations and all amounts owing hereunder are paid in full or, if earlier, until the obligations of the Lessee to the Lessor the Agent and the Participants under the Lease, the Participation Agreement and the other Operative Documents shall have been paid in full.

          (c) No payment or payments made by the Lessor, any guarantor or any other Person (other than full and final payment made by the Guarantor or the Lessee) or received or collected by the Agent or the Participants from the Lessor, any guarantor or any other Person (other than full and final payment made by the Guarantor or the Lessee) by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or by the Lessee in respect of the Lease or payments received or collected from the Guarantor in respect of the Obligations or from the Lessee in respect of the Lease, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations and all amounts owing hereunder are paid in full.

          (d) Notwithstanding anything to the contrary in this Guarantee (but subject to the provisions of Section 7 hereof), (a) the Guarantor's obligation to make any payment on account of any Obligation hereunder shall be exonerated to the extent that the Lessee or any other Person shall have tendered, following any Lease Event of Default, full and final payment of a like amount to the Agent or the Lessor pursuant to the Operative Documents, and (b) that in no event shall Guarantor be liable for any failure by the Lessor to pay or any unenforceability of the Obligations as a result of any of the following: (i) any act, omission, misrepresentation, or breach of warranty of the Lessor (including without limitation, any fraud, negligence or misapplication of funds by the Lessor) except for a failure by the Lessor to pay to the extent caused by a Lease Event of Default; (ii) the filing by or against the Lessor of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceedings; (iii) the making by the Lessor of any assignment for the benefit of creditors; (iv) the appointment of a trustee, custodian or receiver for the Lessor or with respect to its assets; (v) the granting or creation, whether voluntary or involuntary, of any lien by the Lessor upon the payments due to the Lessor under the Lease (other than in favor of the Agent or the Participants) or any foreclosure or other sale pursuant thereto; or (vi) the execution by any judgment creditor of the Lessor of any judgment lien upon the payments due to the Lessor under the Lease. Notwithstanding anything to the contrary in this Guarantee, in no event shall the Agent exercise any right of offset or appropriation (i) with respect to any amount due on account of any Obligations to the extent that the Lessee or any other Person shall have tendered, following any Lease Event of Default, full and final payment of a like amount to the Agent or the Lessor pursuant to the Operative Documents; (ii) if the Agent is able to exercise remedies against the Collateral provided in the Cash Collateral Agreement and the Defeasance Deposit Agreement without interference from the Lessee or the Guarantor, except to the extent that the amounts due with respect to the Obligations at such time exceed the value of the Collateral held at such time; or (iii) on account of any amount due as a result of any of the events described in the immediately preceding sentence.

          SECTION 3. Right of Setoff.  In addition to any rights now or
                     ---------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of a Guarantee Event of Default at the time when a Lease Event of Default has occurred and is continuing, the Agent is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Lessor, the Lessee or the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) (including, without limitation, the Defeasance Deposit, the Cash Collateral and the Collateral)and any other indebtedness at any time held or owing by the Agent or by the Defeasance Deposit Depositary Bank or the Depositary Bank (including, without limitation, by branches and agencies of the Agent wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor hereunder, and all other claims of any nature or description arising out of or connected with this Guarantee or any other Operative Document, irrespective of whether or not the Agent shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. By its acceptance hereof the Agent, on behalf of the Participants, agrees that if the Lessor is exercising remedies against the Lessee for the collection of the Purchase Option Price, Asset Termination Value, Residual Value Guarantee Amount or any other amount, or if the Agent or the Participants are exercising any remedy under this Guarantee, the Lessor, the Agent and the Participants shall first be required to exercise their rights to collect the Collateral under the Cash Collateral Agreement and the Defeasance Deposit Agreement prior to exercising any remedy under the Lease or the Security Documents in the nature of a foreclosure against the Property or against the Lessee or the Guarantor personally for such amounts; provided, that the restrictions set forth in this sentence shall not apply, and the Lessor, the Agent and the Participants shall not be so restricted, if the Lessee at any time permits or causes any interference with, or raises any defense against or objection to, any such exercise of rights against any such Collateral.

          SECTION 4. No Subrogation.  Notwithstanding any payment or
                     --------------
payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Agent, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agent against the Lessor, the Lessee or any other Person or any collateral security or guarantee or right of offset held by the Agent for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Lessor, the Lessee or any other Person in respect of payments made by the Guarantor hereunder, until all amounts owing to the Agent hereunder are paid in full, at which time the Guarantor shall be subrogated to all such rights held by the Agent and the Participants, who agree by acceptance hereof to execute such documents and take such actions as are reasonably necessary to transfer such rights to the Guarantor and to enable the Guarantor to enforce such rights, at the Guarantor's expense. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all amounts owing hereunder shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. Nothing contained in this Section 4 shall restrict the Lessee from exercising any rights that it has under any of the Operative Documents (other than the rights that exist because of its status as the Guarantor under the Guarantee). The Guarantor waives all rights and defenses arising out of an election of remedies by the Agent, for the benefit of the Participants, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          SECTION 5. Amendments, etc. with respect to the Obligations; Waiver of
                     -----------------------------------------------------------
Rights. The Guarantor shall remain obligated hereunder notwithstanding that,
------
without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent, and the Participation Agreement and the other Operative Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; provided, that notwithstanding the foregoing, (i) the Operative
             --------
Documents which create a Lien in favor of the Agent, for the benefit of the Participants, shall not be subject to any Material amendment or modification without the written consent of the Guarantor, (ii) any Operative Document to which the Lessee is a party may only be modified with the Lessee's written consent, and (iii) unless the Agent first obtains the written consent of the Guarantor to such action, the Agent shall not take any action which would materially and adversely affect the security interests or obligations secured thereby which interests are granted to the Agent by the Lessor under the Operative Documents as security for the performance of the Lessor's obligations under the Operative Documents if the Guarantor were to become subrogated to the rights of the Agent pursuant to Section 4 hereof. The Agent shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent may, but shall be under no obligation to, make a similar demand on the Lessor, the Lessee or any other guarantor, and any failure by the Agent to make any such demand or to collect any payments from the Lessor, the Lessee or any such other guarantor or any release of the Lessor, the Lessee or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          SECTION 6. Guarantee Absolute and Unconditional.  The Guarantor
                     ------------------------------------
waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or the Participants upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Lessor and the Guarantor, on the one hand, and the Agent, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Lessor or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the obligations of the Lessee or the Guarantor under the Lease or any other Operative Document, or of the Lessor under any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Lessor or the Lessee against the Agent, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Lessor, the Lessee or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Lessor for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Lessor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent to pursue such other rights or remedies or to collect any payments from the Lessor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Lessor or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Agent, and its successors, indorsees, transferees and assigns, until all the Obligations shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Lease the Lessor may be free from any Obligations, but subject to Section 2 hereof.
                            ---------

          SECTION 7. Reinstatement.  This Guarantee shall continue to be
                     -------------
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Lessor (but only if such proceeds were returned to the Lessee or the Guarantor), the Lessee or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Lessor, the Lessee or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          SECTION 8. Payments.  The Guarantor hereby guarantees that payments
                     --------
hereunder will be paid to the Agent without set-off or counterclaim in United States Dollars at the office of the Agent located at 101 California Street, Suite 4550, San Francisco, California 94111-5812.

          SECTION 9. Representations, Warranties and Agreements. In order to
                     ------------------------------------------
induce the Lessor and the Participants to enter into the Participation Agreement and the other Operative Documents to which they are a party and to induce the Lessor to acquire and construct the Property and to lease the same to the Lessee, the Guarantor makes the following representations and warranties to, and agreements with, the Agent, all of which shall survive the execution and delivery of the Operative Documents, the making of the Advances and the purchase of the Participation Interests therein (with the occurrence of each Advance under the Participation Agreement and the purchase of the Participation Interests therein being deemed to constitute a representation and warranty that the matters specified in this Section 9 are true and correct in all material respects on and as of, and after giving effect to, such Advance on the Funding Date therefor, unless such representation and warranty expressly indicates that it is being made as of any specific date in which case such representation and warranty shall be true and correct in all material respects as of such specific date):

          9.1. Representations of the Guarantor.  The Guarantor represents and
               --------------------------------
warrants to each of the other parties hereto that:

          (a) Corporate Status.  The Guarantor (i) is a corporation duly
              ----------------
organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the States of California and Colorado and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

          (b) Corporate Power and Authority.  The Guarantor has corporate power
              -----------------------------
and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party and has or will have duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

          (c) No Violation.  Neither the execution, delivery and performance by
              ------------
the Guarantor of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Guarantor of the transactions contemplated therein (i) will result in a violation by the Guarantor of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Guarantor or the Property that would (x) adversely affect the validity or enforceability of the Operative Documents to which the Guarantor is a party, or the title to, or value or condition of, the Property, or (y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Guarantor, or (z) have an adverse effect on the ability of the Guarantor to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Guarantor pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Guarantor.

          (d) Litigation.  There are no actions, suits or proceedings pending
              ----------
or, to the knowledge of the Guarantor, threatened (i) that are reasonably likely to have a Material Adverse Effect or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Guarantor or the Property under the Operative Documents.

          (e) Governmental Approvals.  No Governmental Action by any
              ----------------------
Governmental Authority having jurisdiction over the Guarantor or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Guarantor of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Guarantor of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) of the Participation Agreement with the
                    --------------
appropriate Governmental Authorities, all of which will have been completed on or prior to the Closing Date.

          SECTION 10.  Covenants.  The Guarantor shall comply with the covenants
                       ---------
set forth in Section 10.1 of the Participation Agreement to be performed by the Lessee which are incorporated herein by reference.

          SECTION 11.  Events of Default; Remedies.
                       ---------------------------

          11.1.     Events of Default.  Each of the following events shall
                    -----------------
constitute a Guarantee Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority) and each such Guarantee Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (a) the Guarantor shall default in the payment when due of any amount owing hereunder; or

          (b) the Guarantor shall fail to observe or perform any term, covenant or condition of the Guarantor under this Guarantee (other than those described in clause (a) of this Section 11.1), or any representation or warranty set forth in this Guarantee or in any document entered into by the Guarantor or the Lessee or in any document, certificate or financial or other statement delivered by the Lessee in connection herewith shall be false or inaccurate in any Material way, and such failure or misrepresentation or breach of warranty shall remain uncured for a period of thirty (30) days after receipt of written notice thereof; provided, that if such failure to perform is not capable of being
              --------
     cured within such period but is capable of being cured within one hundred eighty (180) days after the occurrence of such default and the Guarantor is proceeding diligently to cure such default, the Guarantor shall be entitled to request an additional period (not to exceed one hundred eighty (180) days from the date of such default) to cure such default, which extended cure period shall be granted by Required Participants if commercially reasonable to do so; or

          (c) the Guarantor shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Guarantor or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

          (d) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Guarantor and not dismissed within sixty (60) days from the date of this filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Guarantor, a receiver of the Guarantor or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

          (e) a judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Guarantor or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed (pursuant to laws, rules or court orders) for a period of thirty (30) days; or

          (f) the Guarantor or any of its Subsidiaries (i) shall default in the payment when due, whether at stated maturity or otherwise, of principal or interest in respect of Indebtedness (other than under the Operative Documents) or obligations in respect of Off-Balance Sheet Debt having an aggregate principal amount of $5,000,000 or more; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Off-Balance Sheet Debt, if the effect of any such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) or the lessor or the lenders under any such Off-Balance Sheet Debt to cause such Indebtedness or Off-Balance Sheet Debt to be declared to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded or, in the case of Off-Balance Sheet Debt, demand that the Guarantor purchase the property covered by such Off-Balance Sheet Debt.

          11.2. Remedies.  No remedy may be enforced by the Agent or any other
                --------
beneficiary of this Guarantee against the Guarantor unless and until a Guarantee Event of Default occurs and is continuing. Upon the occurrence of any Guarantee Event of Default and so long as the same shall be continuing, the Agent or its successors, indorsees, transferees and assigns, as the case may be, may, at its option, declare a default by written notice to the Guarantor and at any time thereafter the Agent or such other authorized person may:

          (a) exercise any right or remedy that may be available hereunder or under any other Operative Document; or

          (b) exercise any other right or remedy that may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

          11.3. Costs and Expenses. The Guarantor shall be liable for any and
                ------------------
all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or its successors, indorsees, transferees or assigns by reason of the occurrence of any Guarantee Event of Default or the exercise of remedies with respect thereto.

          11.4. Remedies Cumulative.  Except as expressly provided above, no
                -------------------
remedy under this Section 11 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 11 or otherwise available at law or in equity. The exercise by the Agent or its successors, indorsees, transferees or assigns of any one or more of such remedies shall not preclude the simultaneous or later exercise by any such Person or any other Person so entitled of any other remedy or remedies. No express or implied waiver by the Agent or its successors, indorsees, transferees or assigns of any Guarantee Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Guarantee Event of Default. The failure or delay of the Agent or its successors, indorsees, transferees or assigns in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or its successors, indorsees, transferees or assigns shall not exhaust the same or constitute a waiver of any other right provided herein.

          SECTION 12. Notices.  All notices, requests and demands to or upon
                      -------
the Agent or the Guarantor shall be in writing and delivered (i) personally,
(ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, in each case addressed as follows:

          (a) if to the Agent, at its address or transmission number for notices provided in Section 15.3 of the Participation Agreement; and

          (b) if to the Guarantor, at its address or transmission number for notices set forth opposite its signature below.

          Any such notice shall be effective upon receipt or refusal thereof. The Agent and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section 12.

          SECTION 13.  Severability.  Any provision of this Guarantee which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 14.  Integration.  This Guarantee represents the agreement of
                       -----------
the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent relative to the subject matter hereof not reflected herein.

          SECTION 15.  Amendments in Writing; No Waiver; Cumulative Remedies.
                       ------------------------------------------------------
(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except as provided in Section 15.5 of the Participation Agreement.

          (b) The Lessor shall not by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Unmatured Default or Guarantee Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          SECTION 16.  Section Headings.  The section headings used in this
                       ----------------
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          SECTION 17.   Successors and Assigns.  This Guarantee shall be binding
                        ----------------------
upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and its successors and assigns.

          SECTION 18.  SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY
                       -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

               (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ALL LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS, THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND APPELLATE COURTS FROM ANY THEREOF;

               (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN ANY INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

               (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

               (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          SECTION 19.  Indemnity.  The Guarantor agrees to indemnify the Agent
                       ---------
and the Participants and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of those matters set forth in Section 13 of the Participation Agreement, the provisions of which are incorporated herein by reference, provided that in each case the indemnifying party shall be the Guarantor and not the Lessee. The agreements in this Section 19 shall survive payment and performance of the Obligations and all other amounts payable hereunder or under the other Operative Documents.

          SECTION 20.  GOVERNING LAW. THIS GUARANTEE SHALL IN ALL RESPECTS BE
                       -------------
GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING

ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

          SECTION 21.  Nature of Transaction.  (a)  The Guarantor acknowledges
                       ---------------------
that it is the intent of the parties to the Participation Agreement and the Lease that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated by the Lease is a financing arrangement and
preserves ownership in the Property in the Lessee.   Nevertheless, the Guarantor
acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Guarantor concerning the tax, accounting or legal characteristics of the Operative Documents and that the Guarantor has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Accordingly, and notwithstanding any provision of the Operative Documents to the contrary, the Guarantor acknowledges that: (i) the transactions contemplated by the Operative Documents are intended to have a dual, rather than a single, form; and (ii) all references in the Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

          (b) Anything to the contrary in the Operative Documents notwithstanding, the Guarantor further acknowledges that the Agent and the Lessee intend and have agreed that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Agent, or any Participant or any enforcement or collection actions but other than for purposes of Lessee's financial reporting, (i) the transactions evidenced by the Lease are loans made by the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with a purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

          (c)  Specifically, without limiting the generality of subsection (b)
                                                                --------------
of this Section 21, the Guarantor acknowledges that the Lessor and the Lessee
        ----------
further intend and agree that, for the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code) and a real property mortgage or deed of trust; (ii) the conveyance provided for in Article II of the Lease shall be deemed to be a grant
                           ----------
by the Lessee to the Lessor, the Agent and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a security interest in the Property and the collateral described in the Mortgage to Lessor, the Agent and the Participants to secure such loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

          (d) Specifically, without limiting the generality of anything contained in this Section 21, the Guarantor acknowledges that the Lessor and the
                  ----------
Lessee further intend and agree that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) the Lessor and the Participants shall take an initial position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is consistent with the Lessee's status as owner of the Property to the extent they may do so without incurring any penalties.

          (e) The Guarantor hereby agrees not to take any action or to assert any position in any insolvency, receivership, bankruptcy or similar proceedings which is contrary to the intentions and agreements with respect to the nature of the Lease set forth in Sections 21 (a), (b), (c) and (d) and waives any and all of such rights.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of day and year first above written.



                              VITESSE SEMICONDUCTOR CORPORATION,
                              a Delaware corporation

                              By:__________________________________________
                                         Eugene F. Hovanec,
                                         Vice President, Finance
                                         & Chief Financial Officer


                              Address: 741 Calle Plano
                                       Camarillo, California 93012
                                       Attention: Eugene F. Hovanec,
                                       Vice President, Finance and Chief
                                            Financial Officer
                                       Telecopy: (805) 388-7565

                                 ATTACHMENT 2
                        TO DEFEASANCE DEPOSIT AGREEMENT
                        -------------------------------
                          NOTICE OF SECURITY INTEREST
                          ---------------------------


                             [____________,_____]


[Name of Defeasance Deposit Depositary Bank]
 ------------------------------------------
[Address of Defeasance Deposit Depositary Bank]
 ---------------------------------------------


      1.  Reference is made to:

          (a) The Participation Agreement dated as of October 30, 1996 (the "Participation Agreement") among Vitesse Semiconductor Corporation
       -----------------------
      ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial
        ------                                     ------
      institutions which are from time to time participants under such Participation Agreement (collectively, the "Participants") and ABN AMRO
                                                  ------------
      Bank N.V., San Francisco International Branch, acting in its capacity as agent for the Participants (in such capacity, ("Agent"); and
                                                      -----

          (b) The Defeasance Deposit Agreement dated as of October 30, 1996 (the "Defeasance Deposit Agreement") among Lessee, Lessor and Agent.
       ----------------------------

Unless otherwise defined herein, all capitalized terms used in this Notice of Security Interest have the respective meanings given to those terms in the Participation Agreement and the Defeasance Deposit Agreement.

      2. Lessee has informed Agent that Lessee has established with the addressee of this Notice (the "Defeasance Deposit Depositary Bank") the
                               ----------------------------------
following Accounts)[describe each Account separately by type (i.e., time deposit account or certificate of deposit), Account Office and account number]:


                   Account                  Account
                    Type                    Office         Account Number
                   -------                  -------        --------------

                                                       -   ---------------------
                                                       -   ---------------------
                                                       -   ---------------------
                                                       -   ---------------------

Lessee has further informed Agent that Lessee intends to maintain Defeasance Deposit Collateral in the aggregate principal amount of the Tranche A Participation Interest in the Advances in such Account(s).

      3. Lessee and Agent hereby notify the Defeasance Deposit Depositary Bank that, pursuant to the Defeasance Deposit Agreement, Lessee has granted to Agent, for the ratable benefit of Lessor, the Tranche A Participants and Agent as security for the Obligations, a security interest in all Accounts and other Collateral maintained by Lessee with the Defeasance Deposit Depositary Bank including, without limitation, the Account(s) described in paragraph 2 above.
                                                           -----------

      4. In furtherance of such grant, Lessee and Agent hereby authorize and direct the Defeasance Deposit Depositary Bank to:

          (a)  Hold all Collateral for Agent and as Agent's bailee;

          (b) Make a notation in its books and records of Agent's interest in the Collateral;

          (c) Take such other steps as Agent may reasonably request to perfect its security interest in the Collateral; and

          (d) Upon receipt of notice from Agent that (i) Lessee is purchasing the Property, (ii) Lessee has exercised its Remarketing Option under the Lease or (iii) an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Defeasance Deposit Depositary Bank as Agent shall direct.

      5. Lessee and Agent agree that (a) the possession by Defeasance Deposit Depositary Bank of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313 or 8321 of the Uniform Commercial
                            ------------  ----    ----
Code, as the case may be, and (b) notifications to Defeasance Deposit Depositary Bank by other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Defeasance Deposit Depositary Bank, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Defeasance Deposit Depositary Bank for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

      6. Please acknowledge the Defeasance Deposit Depositary Bank's receipt of this notice, acknowledge that the Defeasance Deposit Depositary Bank will hold the Collateral for Agent, confirm that the Defeasance Deposit Depositary Bank will comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Defeasance Deposit Agreement by executing the attached copy of this letter in the space provided and returning it to Agent. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.


                                      VITESSE SEMICONDUCTOR CORPORATION

                                  By:
                                      -------------------------------------
                                   Name:
                                         ----------------------------------
                                   Title:
                                         ----------------------------------


                                  ABN AMRO BANK N.V., SAN FRANCISCO
                                   INTERNATIONAL BRANCH, as Agent

                                  By: ABN AMRO NORTH AMERICA, INC., as its agent

                                  By:
                                      --------------------------------------
                                     Name:
                                           ---------------------------------
                                     Title:
                                           ---------------------------------



                                  By:
                                      --------------------------------------
                                     Name:
                                           ---------------------------------
                                     Title:
                                           ---------------------------------


                                   P(1)-3

                         ACKNOWLEDGMENT AND AGREEMENT
                     OF DEFEASANCE DEPOSIT DEPOSITARY BANK
                     -------------------------------------

      The Defeasance Deposit Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Collateral for Agent, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor, the Participants and Agent as follows:

            (a) The Defeasance Deposit Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America.

            (b) The Defeasance Deposit Depositary Bank has undivided profits of at least $
                 -------------------.

            (c) The Defeasance Deposit Depositary Bank has a debt rating of at least "A" from [Standard & Poors Ratings Group][Moody's Investors Service].

            (d) The information set forth above regarding the Account(s) is accurate. Such Account(s) is (are) currently open and the Defeasance Deposit Depositary Bank has no prior notice of any other security interest, Lien or interest in such Account(s).

            (e) All actions necessary to perfect the security interest of Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.


                                      [                                       ]
                                       ---------------------------------------


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                                --------------------------------


                                      [Date]


                                    P(1)-4

                           CASH COLLATERAL AGREEMENT
                           -------------------------


     THIS CASH COLLATERAL AGREEMENT (this "Cash Collateral Agreement"), dated as
                                           -------------------------
of October 30, 1996, is entered into among:

          (1) VITESSE SEMICONDUCTOR CORPORATION, a Delaware corporation

     ("Lessee");
       ------

          (2) ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, acting in its capacity as agent for the Participants (as hereafter defined) under the Participation Agreement referred to in Recital A below (in such capacity,

     "Agent"); and
     ------

          (3) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation

("Lessor").
  ------


                                    RECITALS
                                    --------

     A. Pursuant to the Participation Agreement dated as of October 30, 1996 (the "Participation Agreement"), among Lessee, Lessor, the financial
      -----------------------
institutions which are from time to time participants under the Participation Agreement (collectively, the "Participants") and Agent, Lessor and the
                              ------------
Participants have agreed to provide certain lease facilities to Lessee upon the terms and subject to the conditions set forth therein.

     B. Pursuant to certain provisions of the Participation Agreement, Lessee may be required from time to time to deliver cash collateral for certain of its obligations under the Participation Agreement and related documents, instruments and agreements. Pursuant to certain other provisions of the Participation Agreement, Lessee may at its option from time to time deliver such cash collateral to reduce the interest rate used to calculate the rent payable by Lessee with respect to the Tranche B Participation Interest in the Advances under the lease facilities. This Cash Collateral Agreement sets forth the terms and conditions governing such cash collateral.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   DEFINITIONS AND INTERPRETATION.  When used in this Cash Collateral
          ------------------------------
Agreement, the following terms shall have the following respective meanings:

          "Account" shall mean a certificate of deposit, deposit account or
           -------
     other account established and maintained by Lessee with Depositary Bank pursuant to this Cash Collateral Agreement.

          "Account Office" shall mean, with respect to any Account maintained by
           --------------
     Depositary Bank, the office of Depositary Bank at which such Account is maintained.

          "Agent" shall have the meaning given to that term in the introductory
           -----
     paragraph hereof.

          "Cash Collateral" shall mean and include all cash of Lessee which
           ---------------
     Lessee has delivered to Depositary Bank pursuant to this Cash Collateral Agreement and all forms of investments of such cash by Depositary Bank on behalf of Lessee, including, without limitation, Accounts issued or maintained by Depositary Bank. (This definition is not meant to expand the investments permitted by Subparagraph 3(c) hereof or to limit the right of
                              -----------------
     Lessee under such subparagraph to direct such investments.)

          "Collateral" shall have the meaning given to that term in paragraph 2
           ----------                                               -----------
     hereof.

          "Depositary Bank" shall mean, to the extent any such Person holds Cash
           ---------------
     Collateral pursuant to this Cash Collateral Agreement, (a) Agent, or (b) if, at any time, Agent is an affiliate of a bank but not itself a bank, then a bank affiliate of Agent acting in lieu of such Participant or (c) another bank acting as Depositary Bank pursuant to Section 4(a)(ii) of this Cash Collateral Agreement.

          "Lessee" shall have the meaning given to that term in the introductory
           ------
     paragraph hereof.

          "Lessor" shall have the meaning given to that term in the introductory
           ------
     paragraph hereof.

          "Notice of Security Interest" shall mean a Notice of Security Interest
           ---------------------------
     in the form of Attachment 1.
                    ------------

          "Participants" shall have the meaning given to that term in Recital A
           ------------                                               ---------
     hereof.

          "Participation Agreement" shall have the meaning given to that term in
           -----------------------
     Recital A hereof.
     ---------

          "Obligations" shall mean and include all Rent, Advances and other
           -----------
     liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, owed by Lessee to Lessor, any Tranche B Participant or Agent in respect of the Tranche B Participation Interests pursuant to the terms of the Participation Agreement or any of the other Operative Documents, including without limitation all Rent, interest, fees, charges, expenses and attorneys' fees chargeable to Lessee or payable by Lessee thereunder.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State
           ---
     of California from time to time.

          "Value" shall mean, with respect to any Cash Collateral at any time,
           -----
     the current principal amount of such Cash Collateral.

Unless otherwise defined herein, all other capitalized terms used herein and defined in Appendix 1 to the Participation Agreement shall have the respective meanings given to those terms therein, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Appendix 1 to the Participation Agreement shall, to
                          -----------------------------------------
the extent not inconsistent with the terms of this Cash Collateral Agreement, apply to this Cash Collateral Agreement and are hereby incorporated by reference.

     2.   GRANT OF SECURITY INTEREST.  As security for the Obligations, Lessee
          --------------------------
hereby pledges and assigns to Agent (for the ratable benefit of Lessor, the Tranche B Participants and Agent) and grants to Agent (for the ratable benefit of Lessor, the Tranche B Participants and Agent) a security interest in all right, title and interest of Lessee in and to the following property, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):
                                                                  ----------

          (a)  All Accounts and other Cash Collateral; all documents,
     instruments and   agreements evidencing the same; all extensions, renewals,
     modifications and replacements of the foregoing; and all interest and other amounts payable in connection therewith; and

          (b)  All proceeds of the foregoing (including, without limitation,
     whatever is   receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by Lessee hereunder is for security of the Obligations only. The parties hereto do not intend for the Collateral to constitute advance payment of any Obligations or liquidated damages nor do the parties intend for the Collateral to increase the Obligations owed by Lessee to Lessor, the Participants and Agent under the Operative Documents. Without limiting the generality of the foregoing, the parties acknowledge and agree that, upon the exercise by Lessee of the Remarketing Option in accordance with
Article XXII of the Lease, the Obligations of Lessee shall be limited as
-------------------------
provided therein.

     3.   DELIVERY AND MAINTENANCE OF CASH COLLATERAL.  The parties acknowledge
          -------------------------------------------
that no Cash Collateral is being delivered to Depositary Bank upon execution of this Agreement. Lessee shall be obligated to deliver Cash Collateral pursuant hereto when required under Section 10.1(n) of the Participation Agreement. In addition, Lessee may deliver Cash Collateral pursuant hereto as provided in
Section 10.1(n) of the Participation Agreement. Cash Collateral may be delivered only to, and Cash Collateral may be maintained only by, Depositary Bank, subject to the following terms and conditions:

          (a)  The Lessee shall deliver to Agent, at least three (3) Business
     Days prior to   Lessee's delivery of any Cash Collateral, a written notice of its intention to deliver such Cash Collateral, in the form of Attachment
                                                                      ----------
     1, setting forth, among other things, (i) the total amount of such Cash
     -
     Collateral to be delivered and (ii) the proposed date of delivery. Agent shall promptly notify Depositary Bank and the Tranche B Participants of the contents of each such notice.

          (b)  At or prior to the time Depositary Bank receives Cash Collateral
     for inclusion   in an Account:

               (i)  Agent and Lessee shall have completed, executed and
          delivered to     Depositary Bank a Notice of Security Interest in the
          form of Attachment 3 (a "Notice of Security Interest") which
                  ------------     --------- -----------------
          specifically identifies such Account; and

               (ii Depositary Bank shall have executed the Acknowledgment and Agreement at the end of such Notice of Security Interest and returned the same to Agent and Lessee.

          (c)  Unless a Default or an Event of Default has occurred and is
     continuing,   Lessee may direct Depositary Bank to hold such Cash
     Collateral in the form of certificates of deposit issued by Depositary Bank or time deposit accounts of Depositary Bank. The term of any certificate of deposit or time deposit account shall be three (3) months, except that no such term shall extend beyond the Expiration Date of the Lease. If a Default or an Event of Default has occurred and is continuing, all Cash Collateral shall, at the end of the current terms of all investments thereof, be maintained in time deposit accounts of Depositary Bank with terms not exceeding one (1) week.

          (d) Such certificates of deposit or time deposit accounts shall bear interest at a per annum rate equal to Depositary Bank's three month Eurodollar rate for certificates of deposit or time deposits of a comparable amount, except that if any provision of the Participation Agreement requires that the Tranche B Participation Interests in the Advances bear interest at the Alternate Base Rate or the Participants' average cost of funds, such certificates of deposit or time deposit accounts shall bear interest at such rates and during such periods as are applicable to the Tranche B Participation Interests.

          (e) If no Default or Event of Default has occurred and is continuing, Lessee shall be entitled to receive all interest payable on Cash
     Collateral as and when payable, free and clear of all liens and security interests hereunder.

          (f)  Lessee and Agent agree that (i) the possession by Depositary Bank
     of any   money, instruments, chattel paper or other property constituting
     Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313
                                                              ------------  ----
     or 8321 of the Uniform Commercial Code, as the case may be, and (ii)
        ----
     notifications to Depositary Bank by other Persons holding any such property, and acknowledgments, receipts or confirmations from any such Persons delivered to Depositary Bank, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Depositary Bank for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

     4.   WITHDRAWAL OR OFFSET OF CASH COLLATERAL.  (a) Lessee may not withdraw
          ---------------------------------------
Cash Collateral from Depositary Bank, except as follows:

               (i) Lessee may withdraw interest as provided in Subparagraph
                                                               ------------
3(e).

               (ii) If the representations and warranties of Agent, as Depositary Bank, set forth in Subparagraph 5(b), or a Participant, as a
                                     -----------------
     replacement Depositary Bank, cease to be true and correct at any time, Lessee may direct Agent or such Participant, as the case may be, to transfer all Cash Collateral then held by Agent or such Participant to another Participant or another bank that can make the representations and warranties of a Depositary Bank set forth in such subparagraph to be held by such Participant (or such Depositary Bank) in such a manner as is consistent with the terms and conditions of this Cash Collateral Agreement.

               (iii)  If no Default or Event of Default has occurred and is
     continuing and   Lessee is not required to maintain Cash Collateral
     pursuant to Section 10.1(n) of the Participation Agreement or any other
                 ----------------------------------------------
     provision of any operative Document, Lessee may withdraw Cash Collateral from Depositary Bank, free and clear of all liens and security interests hereunder, provided that:

               (A) Lessee gives Depositary Bank and Agent at least three (3) Business Days prior written notice of such withdrawal;

               (B) Lessee shall not make more than three (3) withdrawals from Depositary Bank in any calendar quarter; and

               (C) On the day of such withdrawal Lessee pays the Cash Collateral Return Fee pursuant to Section 10.1(n) of the Participation Agreement.
                                 ----------------------------------------------

          (iv If no Default or Event of Default has occurred and is continuing but Lessee is required to maintain Cash Collateral pursuant to Section
                                                                    -------
     10.1(n) of the Participation Agreement or any other provision of any
     ---------------------------- ---------
     Operative Document, Lessee may withdraw Cash Collateral from Depositary Bank, free and clear of all liens and security interests hereunder, provided that:

               (A) Such withdrawal does not cause the Value of the Cash Collateral then held by Depositary Bank to be less than the amount of Cash Collateral then required by Section 10.1(n) of the Participation
                                           ------------------------------------
          Agreement or such other provision of any Operative Document;
          ---------

               (B) Lessee gives Depositary Bank and Agent at least three (3) Business Days prior written notice of such withdrawal; and

               (C) Lessee shall not make more than three (3) withdrawals from Depositary Bank in any calendar quarter.

If Lessee withdraws any Cash Collateral from an Account prior to the last day of any term thereof, Lessee shall pay to Depositary Bank all applicable early withdrawal penalties and other breakage charges specified at or prior to the time such Account was initially established, except that Lessee shall not be liable to pay any such penalties or charges and shall not otherwise suffer any other loss of interest or principal as a result of any transfer of Cash Collateral from Depositary Bank to a successor Depositary Bank (i) in connection with a transfer by Agent pursuant to Section 12 of the Participation Agreement
                                     -----------------------------------------
of its interests in the Operative Documents to the successor Agent or any Affiliate thereof (unless such transfer was requested or directed by Lessee) or
(ii) in connection with a transfer pursuant to Section 4(a)(ii).
                                               ----------------

           (b) Lessee agrees that Agent shall withdraw or offset against Cash Collateral for the benefit of the Tranche B Participants payment of that portion of the Asset Termination Value or Purchase Option Price representing the Tranche B Participation Interests (i) if Lessee so directs, in connection with a purchase by Lessee of the Property pursuant to any of Sections 16.2, 16.3, 16.4, 17.2(e), 20.1, 20.2 or 20.3 of the Lease or (ii) pursuant to an exercise of remedies set forth in Section 8 hereof. Agent shall apply any such Cash
                      ---------
Collateral so withdrawn or offset in accordance with Section 3 of the Participation Agreement. Lessee, Agent and Lessor further agree that upon the maturity or acceleration of Lessee's obligation to pay the Asset Termination Value or Purchase Option Price, any and all amounts of Cash Collateral that have been deposited by Lessee pursuant to this Cash Collateral Agreement and that have not been withdrawn by Lessee or offset or applied by Lessor, Agent or any Participant (in accordance with the terms of this Cash Collateral Agreement) as of such maturity or acceleration date, shall be required to be applied by Agent and Lessor to satisfy Lessee's obligation to pay such portion of the Asset Termination Value or Purchase Option Price represented by such remaining Cash Collateral notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to Lessor, Agent or any Participant (including, without limitation any fraud or misapplication of funds by Lessor, Agent or any Participant, any decline in value of the Cash Collateral or the filing by or against Lessor, Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the insolvency of Lessee), at Depositary Bank to pay such obligation.

     5.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          (a) Lessee represents and warrants to Lessor, Agent and the Participants as follows:

               (i) Lessee is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Lessee acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

               (ii) Agent has (or in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) a first priority perfected security interest in the Collateral.

               (iii) Lessee has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Cash Collateral.

               (iv) Lessee's chief executive office is located at 741 Calle Plano, Camarillo, California 93012.

          (b) Depositary Bank represents and warrants to Lessee, Lessor, Agent and the Participants as follows:

               (i) Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America and has the power to issue and maintain Accounts.

               (ii) Depositary Bank has a combined capital, surplus and undivided profits of at least $500,000,000.

               (iii) Depositary Bank has a debt rating of "A" (or its equivalent) or better from Standard & Poors Ratings Group and/or a debt rating of "A" (or its equivalent) or better from Moody's Investors Service.

               (iv) With respect to each Notice of Security Interest acknowledged by Depositary Bank, at the time of such acknowledgment
          (A) the information regarding Account(s) maintained by Depositary Bank which is set forth in such Notice of Security Interest will be accurate, (B) such Account(s) will be currently open and (C) Depositary Bank will have no prior notice of any other security interest, Lien or interest in such Account(s).

               (v) All actions necessary to perfect the security interest of Agent in each Account established or maintained by Depositary Bank will have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located at or prior to the time Depositary Bank acknowledges the Notice of Security Interest relating to such Account.

     6.   COVENANTS.
          ---------

          (a) Lessee hereby agrees as follows:

               (i) Lessee, at Lessee's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are reasonably necessary or desirable, or which Agent may reasonably request (to the extent the Agent is authorized to do so by the Operative Documents), to establish, maintain, preserve, protect and perfect the Collateral, the security interest granted to Agent therein and the first priority of such security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Lessee shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent and,
          (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper.

               (ii) Lessee shall not use or permit any Collateral to be used in violation of (A) any provision of the Participation Agreement, this Cash Collateral Agreement or any other Operative Document or (B) any Applicable Law.

               (iii) Lessee shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (iv) Without thirty (30) days, prior written notice to Agent, Lessee shall not change Lessee's name or place of business (or, if Lessee has more than one place of business, its chief executive office).

               (v) For each time deposit account and certificate of deposit maintained by Lessee pursuant to this Cash Collateral Agreement, Lessee shall (A) execute and deliver to Depositary Bank a Notice of Security Interest and (B) cause Depositary Bank to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest.

               (vi) Lessee shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.

               (vii) Subject to Lessee's and Agent's withdrawal rights hereunder, Lessee shall not surrender or lose possession of (other than to Agent or Depositary Bank pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Participation Agreement or the Lease, and, notwithstanding any provision of the Participation Agreement or the Lease, Lessee shall keep the Collateral free of all Liens.

          (b) Depositary Bank hereby agrees as follows:

               (i) Depositary Bank shall notify Lessee, Lessor and Agent if the representations and warranties made by Depositary Bank in

          Subparagraph 5(b) hereof cease to be true and correct.
          -----------------

               (ii) Depositary Bank shall hold all Cash Collateral and other Collateral received by it for Agent and as Agent's bailee.

               (iii) Depositary Bank shall make a notation in its books and records of Agent's and Lessee's interest in the Collateral held by Depositary Bank.

               (iv) Depositary Bank shall take such other steps as Agent may reasonably request to perfect its security interest in the Collateral held by Depositary Bank. Prior to its receipt of any Cash Collateral to be maintained in an Account, Depositary Bank shall notify Agent of any steps which must be taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located to perfect Agent's security interest in such Account.

     7.   AUTHORIZED ACTION BY AGENT. Lessee hereby irrevocably appoints Agent
          --------------------------
as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Lessee or any third party for failure so to do) any act which Lessee is obligated by this Cash Collateral Agreement to perform, and to exercise such rights and powers as Lessee might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Lessee relating to the Collateral; and
(f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may not exercise
                               --------  -------
such powers unless an Event of Default has occurred and is continuing. Lessee agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as Lessee's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Lessee agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make
                    --------  -------
any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

     8.   DEFAULT AND REMEDIES.  Lessee shall be deemed in default under this
          --------------------
Cash Collateral Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in Appendix 1 to the Participation
                                             -------------------------------
Agreement.  In addition to all other rights and remedies granted to Agent and
---------
the Participants by this Cash Collateral Agreement, the Participation Agreement, the other Operative Documents, the UCC and other Applicable Laws, Agent and the Tranche B Participants may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies (to the extent allowed by Applicable Law):

          (a) Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by Applicable Law or in this Cash Collateral Agreement; or

          (b) Agent may notify Depositary Bank to pay all or any portion of the Collateral held by Depositary Bank directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to Lessor, the Tranche B Participants and Agent for application to the Obligations owed to such Persons pursuant to the Participation Agreement and the Lease. If any proceeds of Collateral remain after all Obligations have been paid in full, Agent and Depositary Bank shall deliver the same to Lessee or other Person entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, Lessee hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     9.   MISCELLANEOUS.
          -------------

          (a) Notices.  Except as otherwise specified herein, all notices,
              -------
     requests, demands, consents, instructions or other communications to or upon Lessee, Agent or any Participant under this Cash Collateral Agreement shall be given as provided in Section 15.3 of the Participation Agreement.
                                   --------------------------------- ---------

          (b) Waivers; Amendments.  Any term, covenant, agreement or condition
              -------------------
     of this Cash Collateral Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent or any Participant in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          (c) Successors and Assigns.  This Cash Collateral Agreement shall be
              ----------------------
     binding upon and inure to the benefit of Lessee, Lessor, Agent and the Participants and their respective permitted successors and assigns;

     provided, however, that Lessee, Agent and such Participants may sell,
     --------  -------
     assign and delegate their respective rights and obligations hereunder only as permitted by the Participation Agreement. Agent, Lessor and the Participants may disclose this Cash Collateral Agreement as provided in the Participation Agreement.

          (d) Partial Invalidity.  If at any time any provision of this Cash
              ------------------
     Collateral Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Cash Collateral Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (e) Cumulative Rights, etc.  The rights, powers and remedies of Agent
              ----------------------
     and the Participants under this Cash Collateral Agreement shall be in addition to all rights, powers and remedies given to Agent and the Participants by virtue of any Applicable Law, the Participation Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder.
     Notwithstanding the foregoing, if the Lessor is exercising remedies against the Lessee for the collection of the Purchase Option Price, Asset Termination Value, Residual Value Guarantee Amount or any other amount, or if the Agent or the Participants are exercising any remedy under the Guarantee, the Lessor, the Agent and the Participants shall first be required to exercise their rights hereunder to collect the Collateral and under the Defeasance Deposit Agreement to collect the Collateral (as defined therein) prior to exercising any remedy under the Lease or the Security Documents in the nature of a foreclosure against the Property or against the Lessee personally for such amounts; provided, that the restrictions set forth in this sentence shall not apply, and the Lessor, the Agent and the Participants shall not be so restricted, if the Lessee at any time permits or causes any interference with, or raises any defense against or objection to, any such exercise of rights against any such Collateral. Except as provided in the preceding sentence, Lessee waives any right to require Agent or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Participant's power.

          (f) Governing Law.  This Cash Collateral Agreement shall be governed
              -------------
     by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Lessee and Agent have caused this Cash Collateral Agreement to be executed as of the day and year first above written.

                         VITESSE SEMICONDUCTOR CORPORATION


                         By: ______________________________________
                                Eugene F. Hovanec, Vice President, Finance &
                                Chief Financial Officer


                         ABN AMRO BANK N.V., SAN FRANCISCO
                           INTERNATIONAL BRANCH, as Agent

                         By: ABN AMRO NORTH AMERICA, INC.,
                                as its agent

                                By: __________________________________
                                David M. Shipley, Vice President

                                By: __________________________________
                                E. Bruce Mumford, Senior Vice President

                                 ATTACHMENT 1
                          TO CASH COLLATERAL AGREEMENT
                          ----------------------------
                               NOTICE OF DEPOSIT
                               -----------------

                                         [__________, ____]


[Name of Agent]
[Address of Agent]
________________________
________________________

     1.   Reference is made to:

          (a) The Participation Agreement dated as of October 30, 1996 (the

     "Participation Agreement") among Vitesse Semiconductor Corporation
     ------------------------
     ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial
       ------                                     ------
     institutions which are from time to time participants under such Participation Agreement (collectively, the "Participants") and ABN AMRO
                                                 ------------
     Bank N.V., San Francisco International Branch, acting in its capacity as agent for the Participants (in such capacity, "Agent"); and
                                                    -----

          (b) The Cash Collateral Agreement dated as of October 30, 1996 (the

     "Cash Collateral Agreement") among Lessee, Lessor and Agent.
     --------------------------

Unless otherwise defined herein, all capitalized terms used in this Notice of Deposit have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

     2. Pursuant to Section 3(a) of the Cash Collateral Agreement, Lessee hereby notifies the Agent that Lessee intends to deposit Cash Collateral in the amount of $______ on __________ and requests that such deposit be held in an Account as a three month [time deposit[ (certificate of deposit) and reinvested upon maturity in a similar Account.


                              VITESSE SEMICONDUCTOR CORPORATION

                              By:
                                 ----------------------------
                                    Name:
                                          -------------------
                                    Title:
                                           ------------------

                                 ATTACHMENT 2
                          TO CASH COLLATERAL AGREEMENT
                          ----------------------------
                          NOTICE OF SECURITY INTEREST
                          ---------------------------



                            [_______________, _____]



[Name of Depositary Bank]
 -----------------------
[Address of Depositary Bank]
----------------------------




     1.   Reference is made to:

          (a) The Participation Agreement dated as of October ___, 1996 (the

     "Participation Agreement") among Vitesse Semiconductor Corporation
     ------------------------
     ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial
       ------                                     ------
     institutions which are from time to time participants under such Participation Agreement (collectively, the "Participants") and ABN AMRO
                                                 ------------
     Bank N.V., San Francisco International Branch, acting in its capacity as agent for the Participants (in such capacity, "Agent"); and
                                                    -----

          (b) The Cash Collateral Agreement dated as of October ___, 1996 (the

     "Cash Collateral Agreement") among Lessee, Lessor and Agent.
     --------------------------

Unless otherwise defined herein, all capitalized terms used in this Notice of Security Interest have the respective meanings given to those terms in the Participation Agreement and the Cash Collateral Agreement.

     2. Lessee has informed Agent that Lessee has established with the addressee of this Notice (the "Depositary Bank") the following Accounts)
                               ---------------
[describe each Account separately by type (i.e., time deposit account or certificate of deposit), Account Office and account number]:

             Account     Account
              Type        Office        Account Number
            --------     --------       --------------

                                   ---  ---------------------
                                   ---  ---------------------
                                   ---  ---------------------
                                   ---  ---------------------

Lessee has further informed Agent that Lessee intends to maintain Cash
Collateral in the aggregate principal amount of $    ______ in such Account(s).

     3. Lessee and Agent hereby notify Depositary Bank that, pursuant to the Cash Collateral Agreement, Lessee has granted to Agent, for the ratable benefit of Lessor, the Tranche B Participants and Agent as security for the Obligations, a security interest in all Accounts and other Collateral maintained by Lessee with Depositary Bank including, without limitation, the Account(s) described in paragraph 2 above.
-----------

     4. In furtherance of such grant, Lessee and Agent hereby authorize and direct Depositary Bank to:

          (a) Hold all Collateral for Agent and as Agent's bailee;

          (b) Make a notation in its books and records of Agent's interest in the Collateral;

          (c) Take such other steps as Agent may reasonably request to perfect its security interest in the Collateral; and

          (d) Upon receipt of notice from Agent that (i) Lessee is purchasing the Property or (ii) an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Depositary Bank as Agent shall direct.

     5. Lessee and Agent agree that (a) the possession by Depositary Bank of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313 or 8321 of the Uniform Commercial Code, as the case may
   ------------  ----    ----
be, and (b) notifications to Depositary Bank by other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Depositary Bank, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Depositary Bank for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

     6. Please acknowledge Depositary Bank's receipt of this notice, acknowledge that Depositary Bank will hold the Collateral for Agent, confirm that Depositary Bank will comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Cash Collateral Agreement by executing the attached copy of this letter in the space provided and returning it to Agent. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.


                         ABN AMRO BANK N.V., SAN FRANCISCO
                           INTERNATIONAL BRANCH, as Agent

                         By: ABN AMRO NORTH AMERICA, INC., as its agent

                         By:
                            -------------------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                     ----------------------------------------

                         By:
                            -------------------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                     ----------------------------------------

                         VITESSE SEMICONDUCTOR CORPORATION


                         By:
                            -------------------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                     ----------------------------------------

                                    Q(1)-3

                          ACKNOWLEDGMENT AND AGREEMENT
                               OF DEPOSITARY BANK
                         -----------------------------


     Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Collateral for Agent, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor, the Participants and Agent as follows:

          (a) Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America.

          (b) Depositary Bank has undivided profits of at least $______.

          (c) Depositary Bank has a debt rating of at least "A" from [Standard & Poors Ratings Group][Moody's Investors Service].

          (d) The information set forth above regarding the Account(s) is accurate. Such Account (s) is (are) currently open and Depositary Bank has no prior notice of any other security interest, Lien or interest in such Account(s).

          (e) All actions necessary to perfect the security interest of Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.


                         [    ]


                         By:
                            -------------------------------------------------
                              Name:
                                    -----------------------------------------
                              Title:
                                     ----------------------------------------

                         [Date]


                                    Q(1)-4

                         DEFEASANCE DEPOSIT AGREEMENT
                         ----------------------------


     THIS DEFEASANCE DEPOSIT AGREEMENT (this "Defeasance Deposit Agreement"),
                                              ----------------------------
dated as of October 30, 1996, is entered into among:

          (1) VITESSE SEMICONDUCTOR CORPORATION, a Delaware corporation ("Lessee");
       ------

          (2) ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, acting in its capacity as agent for the Participants (as hereafter defined) under the Participation Agreement referred to in Recital A below (in such capacity, "Agent"); and
     ------

          (3) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation
     ("Lessor").
       ------


                                    RECITALS
                                    --------

     A. Pursuant to the Participation Agreement dated as of October 30, 1996 (the "Participation Agreement"), among Lessee, Lessor, the financial
      -----------------------
institutions which are from time to time participants under the Participation Agreement (collectively, the "Participants") and Agent, Lessor and the
                              ------------
Participants have agreed to provide certain lease facilities to Lessee upon the terms and subject to the conditions set forth therein.

     B. Pursuant to certain provisions of the Participation Agreement, Lessee is required from time to time to deliver cash collateral for its obligations in respect of the Tranche A Participation Interests in the Advances under the Participation Agreement and related documents, instruments and agreements. This Defeasance Deposit Agreement sets forth the terms and conditions governing such cash collateral.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


     1.   DEFINITIONS AND INTERPRETATION.  When used in this Defeasance Deposit
          ------------------------------
Agreement, the following terms shall have the following respective meanings:

          "Account" shall mean a certificate of deposit, deposit account or
           -------
     other account established and maintained by Lessee with Defeasance Deposit Depositary Bank pursuant to this Defeasance Deposit Agreement.

          "Account Office" shall mean, with respect to any Account maintained by
           --------------
     the Defeasance Deposit Depositary Bank, the office of Defeasance Deposit Depositary Bank at which such Account is maintained.

          "Agent" shall have the meaning given to that term in the introductory
           -----
     paragraph hereof.

          "Defeasance Deposit Collateral" shall mean and include all cash of
           -----------------------------
     Lessee constituting the Defeasance Deposit which Lessee has delivered to the Defeasance Deposit Depositary Bank pursuant to this Defeasance Deposit Agreement and Section 3.4(b) of the Participation Agreement and all forms of investments of such cash by Defeasance Deposit Depositary Bank on behalf of Lessee, including, without limitation, Accounts issued or maintained by Defeasance Deposit Depositary Bank.

          "Collateral" shall have the meaning given to that term in paragraph 2
           ----------                                               -----------
     hereof.

          "Defeasance Deposit Depositary Bank" shall mean, to the extent any
           ----------------------------------
     such Person holds Defeasance Deposit Collateral pursuant to this Defeasance Deposit Agreement, (a) Agent or (b) if, at any time, Agent is an affiliate of a bank but not itself a bank, then a bank affiliate of Agent acting in lieu of such Participant or (c) another bank acting as Depositary Bank pursuant to Section 4(a)(ii) of this Defeasance Deposit Agreement.

          "Lessee" shall have the meaning given to that term in the introductory
           ------
     paragraph hereof.

          "Lessor" shall have the meaning given to that term in the introductory
           ------
     paragraph hereof.

          "Notice of Security Interest" shall mean a Notice of Security Interest
           ---------------------------
     in the form of Attachment 1.
                    ------------

          "Participants" shall have the meaning given to that term in Recital A
           ------------
     hereof.

          "Participation Agreement" shall have the meaning given to that term in
           -----------------------
     Recital A hereof.
     ---------

          "Obligations" shall mean and include all Rent, Advances, Purchase
           -----------
     Option Price, Asset Termination Value, Residual Value Guarantee Amount and other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, owed by Lessee to Lessor, any Tranche A Participant or Agent in respect of the Tranche A Participation Interests pursuant to the terms of the Participation Agreement, the Lease or any of the other Operative Documents, including without limitation all Rent, interest, fees, charges, expenses and attorneys' fees chargeable to Lessee or payable by Lessee thereunder.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State
           ---
     of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in Appendix 1 to the Participation Agreement shall have the respective meanings given to those terms therein, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Appendix 1 to the Participation Agreement shall, to
                          -----------------------------------------
the extent not inconsistent with the terms of this Defeasance Deposit Agreement, apply to this Defeasance Deposit Agreement and are hereby incorporated by reference.

     2.   GRANT OF SECURITY INTEREST.  As security for the Obligations, Lessee
          --------------------------
hereby pledges and assigns to Agent (for the ratable benefit of Lessor, the Tranche A Participants and Agent) and grants to Agent (for the ratable benefit of Lessor, the Tranche A Participants and Agent) a security interest in all right, title and interest of Lessee in and to the following property, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):
                                                                  ----------

          (a) All Accounts and other Defeasance Deposit Collateral; all documents, instruments and agreements evidencing the same; all extensions, renewals, modifications and replacements of the foregoing; and all interest and other amounts payable in connection therewith; and

          (b)  All proceeds of the foregoing (including, without limitation,
     whatever is   receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by Lessee hereunder is for security of the Obligations only. The parties hereto do not intend for the Collateral to constitute advance payment of any Obligations or liquidated damages nor do the parties intend for the Collateral to increase the Obligations owed by Lessee to Lessor, the Participants and Agent under the Operative Documents.

     3.   DELIVERY AND MAINTENANCE OF DEFEASANCE DEPOSIT COLLATERAL.  The
          ---------------------------------------------------------
parties acknowledge that no Defeasance Deposit Collateral is being delivered to the Defeasance Deposit Depositary Bank upon execution of this Defeasance Deposit Agreement. Lessee shall be obligated to deliver a portion of the Defeasance Deposit Collateral pursuant hereto when required under Section 3.4(b) of the Participation Agreement. The Defeasance Deposit Collateral may be delivered only to, and the Defeasance Deposit Collateral may be maintained only by, the Defeasance Deposit Depositary Bank, subject to the following terms and conditions:

          (a)  The Lessee shall deliver to Agent, at least three (3) Business
     Days prior to   Lessee's delivery of any portion of the Defeasance Deposit
     Collateral, a written notice of its intention to deliver such portion of the Defeasance Deposit, in the form of Attachment 1 setting forth, among
                                            ------------
     other things, (i) the total amount of the Defeasance Deposit Collateral to be delivered (which shall be the full amount of the Tranche A Participation Interest in the Advance to be made on the applicable Funding Date), and
     (ii) the proposed date of delivery (which shall be the Funding Date for the related Advance requested by Lessee pursuant to Section 3.4(a) of the Participation Agreement). Agent shall promptly notify the Defeasance Deposit Depositary Bank and the Tranche A Participants of the contents of each such notice.

          (b) At or prior to the time Defeasance Deposit Depositary Bank receives a portion of the Defeasance Deposit Collateral for inclusion in an
     Account:

               (i)  Agent and Lessee shall have completed, executed and
          delivered to     the Defeasance Deposit Depositary Bank a Notice of
          Security Interest in the form of Attachment 2 (a "Notice of Security
                                           ------------     --------- --------
          Interest") which specifically identifies such Account; and
          --------

               (ii) The Defeasance Deposit Depositary Bank shall have executed the Acknowledgment and Agreement at the end of such Notice of Security Interest and returned the same to Agent and Lessee.

          (c)  Unless a Default or an Event of Default has occurred and is
     continuing,   the Defeasance Deposit Depositary Bank shall hold the
     Defeasance Deposit Collateral in the form of certificates of deposit issued by the Defeasance Deposit Depositary Bank or time deposit accounts of the Defeasance Deposit Depositary Bank. Such amounts shall mature on the Expiration Date or, if the Expiration Date is extended pursuant to exercise of the Lessee's Renewal Option, on the Expiration Date as so extended. If a Default or an Event of Default has occurred and is continuing, the Defeasance Deposit Collateral shall, at the end of the current terms of all investments thereof, be maintained in time deposit accounts with terms not exceeding one (1) week.

          (d) The Agent guarantees that each deposit of Defeasance Deposit Collateral shall bear interest as follows, such that the amount of interest accruing on the Defeasance Deposit Collateral and the Tranche A Participation Interests in the Advances shall be identical:

               (i) during the Term of the Lease and ending on the Expiration Date, each such deposit shall bear interest at a rate per annum equal to [*]; and

               (ii) during the Renewal Term of the Lease, if any, each such deposit shall bear interest at a rate per annum equal to the Agent's time deposit rate for deposits of comparable amounts for the period commencing on the first day of the Renewal Term and ending on the last day of the Renewal Term.

          (e) Interest shall be payable on each Payment Date applicable to the Tranche A Participation Interests during the Lease Term and the Renewal Term, if any. During the Construction Period interest shall accrue on the Defeasance Deposit Collateral and the Collateral. After the Construction Period, no interest earned on the Defeasance Deposit Collateral or the Collateral shall be paid to Lessee in cash but instead shall be used to offset interest payable by Lessee as Basic Rent in respect of the Tranche A Participation Interests in the Advances pursuant to Section 3.7(e) of the Participation Agreement. Such portion of Basic Rent shall not be paid to the Agent or the Tranche A Participants in cash but shall instead be used to offset the obligation of the Defeasance Deposit Depositary Bank to pay interest earned on the Defeasance Deposit Collateral and the Collateral to Lessee. Such amounts are intended to be equal and offsetting; therefore, no cash shall change hands with respect to such interest.

          (f) Lessee and Agent agree that (i) the possession by Defeasance Deposit Depositary Bank of any money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to
     Section 9305, 8313 or 8321 of the Uniform Commercial Code, as the case may
     ------------  ----    ----
     be, and (ii) notifications to the Defeasance Deposit Depositary Bank by other Persons holding any such property, and acknowledgments, receipts or confirmations from any such Persons delivered to the Defeasance Deposit Depositary Bank, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Defeasance Deposit Depositary Bank for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

     4.   WITHDRAWAL OR OFFSET OF THE DEFEASANCE DEPOSIT COLLATERAL.  (a) Lessee
          ---------------------------------------------------------
may not withdraw the Defeasance Deposit Collateral from the Defeasance Deposit Depositary Bank, except that if the representations and warranties of Agent, as Defeasance Deposit Depositary Bank, or a Participant, as a replacement Defeasance Deposit Depositary Bank, set forth in Subparagraph 5(b) cease to be
                                                 -----------------
true and correct at any time, Lessee may direct Agent or such Participant, as the case may be, to transfer all Defeasance Deposit Collateral then held by Agent or such Participant to another Participant or another bank that can make the representations and warranties of a Defeasance Deposit Depositary Bank set forth in such subparagraph, to be held by such Participant (or such

                         [* confidential information]

Defeasance Deposit Depositary Bank) in such a manner as is consistent with the terms and conditions of this Defeasance Deposit Agreement. If Lessee withdraws any of the Defeasance Deposit Collateral from an Account prior to the last day of any term thereof, Lessee shall pay to the Defeasance Deposit Depositary Bank all applicable early withdrawal penalties and other breakage charges specified at or prior to the time such Account was initially established, except that Lessee shall not be liable to pay any such penalties or charges and shall not otherwise suffer any other loss of interest or principal as a result of any transfer of the Defeasance Deposit Collateral from the Defeasance Deposit Depositary Bank to a successor Defeasance Deposit Depositary Bank (i) in connection with a transfer by Agent pursuant to Section 12 of the Participation
                                                -------------------------------
Agreement of its interests in the Operative Documents to the successor Agent or
---------
any Affiliate thereof (unless such transfer was requested or directed by Lessee) or (ii) in connection with a transfer pursuant to this Section 4(a).
                                                       ------------

          (b) Lessee agrees that Agent shall withdraw or offset against the Defeasance Deposit Collateral for the benefit of the Tranche A Participants payment of that portion of the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price representing the Tranche A Participation Interests (i) to satisfy Lessee's obligations in connection with a purchase by Lessee of the Property pursuant to any of Sections 16.2, 16.3, 16.4, 17.2(e), 20.1, 20.2 or 20.3 of the Lease, (ii) to satisfy Lessee's obligations to pay the Residual Value Guarantee Amount to the Agent, for the benefit of the Tranche A Participants, in connection with Lessee's exercise of the Remarketing Option pursuant to Section 22.1 of the Lease or (iii) pursuant to an exercise of remedies set forth in Section 8 hereof. Agent shall apply any portion of the
                      ---------
Defeasance Deposit Collateral so withdrawn or offset in accordance with Section 3 of the Participation Agreement. Lessee, Agent and Lessor further agree that upon the maturity or acceleration of Lessee's obligation to pay the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price, any and all amounts of Defeasance Deposit Collateral that have been deposited by Lessee pursuant to this Defeasance Deposit Agreement and that have not been withdrawn by Lessee or offset or applied by Lessor, Agent or any Participant (in accordance with the terms of this Defeasance Deposit Agreement) as of such maturity or acceleration date, shall be required to be applied by Agent and Lessor to satisfy Lessee's obligation to pay such portion of the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price represented by such remaining Defeasance Deposit Collateral notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to Lessor, Agent or any Participant (including, without limitation any fraud or misapplication of funds by Lessor, Agent or any Participant, decline in value of the Defeasance Deposit Collateral or the filing by or against Lessor, Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the insolvency of Lessee), at Defeasance Deposit Depositary Bank to pay such obligation.

     5.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          (a) Lessee represents and warrants to Lessor, Agent and the Participants as follows:

               (i) Lessee is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Lessee acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

               (ii) Agent has (or in the case of after-acquired Collateral, at the time Lessee acquires rights therein, will have) a first priority perfected security interest in the Collateral.

               (iii) Lessee has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Defeasance Deposit Collateral.

               (iv) Lessee's chief executive office is located at 741 Calle Plano, Camarillo, California 93012.

          (b) The Defeasance Deposit Depositary Bank represents and warrants to Lessee, Lessor, Agent and the Participants as follows:

               (i) The Defeasance Deposit Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America and has the power to issue and maintain Accounts.

               (ii) The Defeasance Deposit Depositary Bank has a combined capital, surplus and undivided profits of at least $500,000,000.

               (iii) The Defeasance Deposit Depositary Bank has a debt rating of "A" (or its equivalent) or better from Standard & Poors Ratings Group and/or a debt rating of "A" (or its equivalent) or better from Moody's Investors Service.

               (iv) With respect to each Notice of Security Interest acknowledged by the Defeasance Deposit Depositary Bank, at the time of such acknowledgment (A) the information regarding Account(s) maintained by the Defeasance Deposit Depositary Bank which is set forth in such Notice of Security Interest will be accurate, (B) such Account(s) will be currently open and (C) the Defeasance Deposit Depositary Bank will have no prior notice of any other security interest, Lien or interest in such Account(s).

               (v) All actions necessary to perfect the security interest of Agent in each Account established or maintained by the Defeasance Deposit Depositary Bank will have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located at or prior to the time the Defeasance Deposit Depositary Bank acknowledges the Notice of Security Interest relating to such Account.

     6.   COVENANTS.
          ---------

          (a) Lessee hereby agrees as follows:

               (i) Lessee, at Lessee's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are reasonably necessary or desirable, or which Agent may reasonably request (to the extent the Agent is authorized to do so by the Operative Documents), to establish, maintain, preserve, protect and perfect the Collateral, the security interest granted to Agent therein and the first priority of such security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Lessee shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent and (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper.

               (ii) Lessee shall not use or permit any Collateral to be used in violation of (A) any provision of the Participation Agreement, this Defeasance Deposit Agreement or any other Operative Document or (B) any Applicable Law.

               (iii) Lessee shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (iv) Without thirty (30) days, prior written notice to Agent, Lessee shall not change Lessee's name or place of business (or, if Lessee has more than one place of business, its chief executive office).

               (v) For each time deposit account and certificate of deposit maintained by Lessee pursuant to this Defeasance Deposit Agreement, Lessee shall (A) execute and deliver to the Defeasance Deposit Depositary Bank a Notice of Security Interest and (B) cause the Defeasance Deposit Depositary Bank to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest.

               (vi) Lessee shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.

               (vii) Subject to Lessee's and Agent's withdrawal rights hereunder, Lessee shall not surrender or lose possession of (other than to Agent or the Defeasance Deposit Depositary Bank pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Participation Agreement or the Lease, and, notwithstanding any provision of the Participation Agreement or the Lease, Lessee shall keep the Collateral free of all Liens.

          (b) The Defeasance Deposit Depositary Bank hereby agrees as follows:

               (i) The Defeasance Deposit Depositary Bank shall notify Lessee, Lessor and Agent if the representations and warranties made by the Defeasance Deposit Depositary Bank in Subparagraph 5(b) hereof
                                                -----------------
          cease to be true and correct.

               (ii) The Defeasance Deposit Depositary Bank shall hold all Defeasance Deposit Collateral and other Collateral received by it for Agent and as Agent's bailee.

               (iii) The Defeasance Deposit Depositary Bank shall make a notation in its books and records of Agent's interest in the Collateral held by the Defeasance Deposit Depositary Bank.

               (iv) The Defeasance Deposit Depositary Bank shall take such other steps as Agent may reasonably request to perfect its security interest in the Collateral held by the Defeasance Deposit Depositary Bank. Prior to its receipt of any Defeasance Deposit Collateral to be maintained in an Account, the Defeasance Deposit Depositary Bank shall notify Agent of any steps which must be taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located to perfect Agent's security interest in such Account.

     7.   AUTHORIZED ACTION BY AGENT. Lessee hereby irrevocably appoints Agent
          --------------------------
as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Lessee or any third party for failure so to do) any act which Lessee is obligated by this Defeasance Deposit Agreement to perform, and to exercise such rights and powers as Lessee might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Lessee relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that, subject to Sections 3(e) and 4(b), Agent may not
--------  -------                   ----------------------
exercise such powers unless an Event of Default has occurred and is continuing. Lessee agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as Lessee's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Lessee agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required
                            --------  -------
to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

     8.   DEFAULT AND REMEDIES.  Lessee shall be deemed in default under this
          --------------------
Defeasance Deposit Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in Appendix 1 to the Participation
                                                -------------------------------
Agreement.  In addition to all other rights and remedies granted to Agent and
---------
the Participants by this Defeasance Deposit Agreement, the Participation Agreement, the other Operative Documents, the UCC and other Applicable Laws, Agent and the Tranche A Participants may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies (to the extent allowed by Applicable Law):

          (a) Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by Applicable Law or in this Defeasance Deposit Agreement; or

          (b) Agent may notify the Defeasance Deposit Depositary Bank to pay all or any portion of the Collateral held by the Defeasance Deposit Depositary Bank directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to Lessor, the Tranche A Participants and Agent for application to the Obligations owed to such Persons pursuant to the Participation Agreement and the Lease. If any proceeds of Collateral remain after all Obligations have been paid in full, Agent and the Defeasance Deposit Depositary Bank shall deliver the same to Lessee or other Person entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, Lessee hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     9.   MISCELLANEOUS.
          -------------

          (a) Notices.  Except as otherwise specified herein, all notices,
              -------
     requests, demands, consents, instructions or other communications to or upon Lessee, Agent or any Participant under this Defeasance Deposit Agreement shall be given as provided in Section 15.3 of the Participation
                                             ---------------------------------
     Agreement.
     ---------

          (b) Waivers; Amendments.  Any term, covenant, agreement or condition
              -------------------
     of this Defeasance Deposit Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent or any Participant in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          (c) Successors and Assigns.  This Defeasance Deposit Agreement shall
              ----------------------
     be binding upon and inure to the benefit of Lessee, Lessor, Agent and the Participants and their respective permitted successors and assigns; provided, however, that Lessee, Agent and such Participants may sell,
     --------  -------
     assign and delegate their respective rights and obligations hereunder only as permitted by the Participation Agreement. Agent, Lessor and the Participants may disclose this Defeasance Deposit Agreement as provided in the Participation Agreement.

          (d) Partial Invalidity.  If at any time any provision of this
              ------------------
     Defeasance Deposit Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Defeasance Deposit Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (e) Cumulative Rights, etc.  The rights, powers and remedies of Agent
              ----------------------
     and the Participants under this Defeasance Deposit Agreement shall be in addition to all rights, powers and remedies given to Agent and the Participants by virtue of any Applicable Law, the Participation Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder.
     Notwithstanding the foregoing, if the Lessor is exercising remedies against the Lessee for the collection of the Purchase Option Price, Asset Termination Value, Residual Value Guarantee Amount or any other amount, or if the Agent or the Participants are exercising any remedy under the Guarantee, the Lessor, the Agent and the Participants shall first be required to exercise their rights hereunder to collect the Collateral and under the Cash Collateral Agreement to collect the Collateral (as defined therein) prior to exercising any remedy under the Lease or the Security Documents in the nature of a foreclosure against the Property or against the Lessee personally for such amounts; provided, that the restrictions set forth in this sentence shall not apply, and the Lessor, the Agent and the Participants shall not be so restricted, if the Lessee at any time permits or causes any interference with, or raises any defense against or objection to, any such exercise of rights against any such Collateral. Except as provided in the preceding sentence, Lessee waives any right to require Agent or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Participant's power.

          (f) Governing Law.  This Defeasance Deposit Agreement shall be
              -------------
     governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Lessee and Agent have caused this Defeasance Deposit Agreement to be executed as of the day and year first above written.


                         VITESSE SEMICONDUCTOR CORPORATION


                         By: ______________________________________
                             Eugene F. Hovanec, Vice President, Finance &
                             Chief Financial Officer


                         ABN AMRO BANK N.V., SAN FRANCISCO
                           INTERNATIONAL BRANCH, as Agent

                         By: ABN AMRO NORTH AMERICA, INC.,
                             as its agent

                             By: _______________________________________
                                 David M. Shipley, Vice President

                             By: _______________________________________
                                 E. Bruce Mumford, Senior Vice President

                                 ATTACHMENT 1
                        TO DEFEASANCE DEPOSIT AGREEMENT
                        -------------------------------
                               NOTICE OF DEPOSIT
                               -----------------

                                         [__________, ____]


[Name of Agent]
[Address of Agent]
________________________
________________________

     1.   Reference is made to:

          (a) The Participation Agreement dated as of October 30, 1996 (the "Participation Agreement") among Vitesse Semiconductor Corporation
     ------------------------
     ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial
       ------                                     ------
     institutions which are from time to time participants under such Participation Agreement (collectively, the "Participants") and ABN AMRO
                                                 ------------
     Bank N.V., San Francisco International Branch, acting in its capacity as agent for the Participants (in such capacity, "Agent"); and
                                                    -----

          (b) The Defeasance Deposit Agreement dated as of October 30, 1996 (the "Defeasance Deposit Agreement") among Lessee, Lessor and Agent.
      ----------------------------

Unless otherwise defined herein, all capitalized terms used in this Notice of Deposit have the respective meanings given to those terms in the Participation Agreement and the Defeasance Deposit Agreement.

     2. Pursuant to Section 3(a) of the Defeasance Deposit Agreement, Lessee hereby notifies the Agent that Lessee intends to deposit Defeasance Deposit Collateral in the amount of $______ on __________ and requests that such deposit be held in an Account.


                              VITESSE SEMICONDUCTOR CORPORATION

                              By:_______________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                 ATTACHMENT 2
                        TO DEFEASANCE DEPOSIT AGREEMENT
                        -------------------------------
                          NOTICE OF SECURITY INTEREST
                          ---------------------------



                           [_______________, _____]



[Name of Defeasance Deposit Depositary Bank]
 ------------------------------------------
[Address of Defeasance Deposit Depositary Bank]
-----------------------------------------------



     1.   Reference is made to:

          (a) The Participation Agreement dated as of October 30, 1996 (the "Participation Agreement") among Vitesse Semiconductor Corporation
     ------------------------
     ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial
       ------                                     ------
     institutions which are from time to time participants under such Participation Agreement (collectively, the "Participants") and ABN AMRO
                                                 ------------
     Bank N.V., San Francisco International Branch, acting in its capacity as agent for the Participants (in such capacity, "Agent"); and
                                                    -----

          (b) The Defeasance Deposit Agreement dated as of October 30, 1996 (the "Defeasance Deposit Agreement") among Lessee, Lessor and Agent.
      ----------------------------

Unless otherwise defined herein, all capitalized terms used in this Notice of Security Interest have the respective meanings given to those terms in the Participation Agreement and the Defeasance Deposit Agreement.

     2. Lessee has informed Agent that Lessee has established with the addressee of this Notice (the "Defeasance Deposit Depositary Bank") the
                               ----------------------------------
following Accounts) [describe each Account separately by type (i.e., time deposit account or certificate of deposit), Account Office and account number]:

                Account         Account
                 Type           Office           Account Number
                -------         -------          --------------

                                           ---   ------------------
                                           ---   ------------------
                                           ---   ------------------
                                           ---   ------------------

Lessee has further informed Agent that Lessee intends to maintain Defeasance Deposit Collateral in the aggregate principal amount of the Tranche A Participation Interest in the Advances in such Account(s).

     3. Lessee and Agent hereby notify the Defeasance Deposit Depositary Bank that, pursuant to the Defeasance Deposit Agreement, Lessee has granted to Agent, for the ratable benefit of Lessor, the Tranche A Participants and Agent as security for the Obligations, a security interest in all Accounts and other Collateral maintained by Lessee with the Defeasance Deposit Depositary Bank including, without limitation, the Account(s) described in paragraph 2 above.
                                                           -----------

     4. In furtherance of such grant, Lessee and Agent hereby authorize and direct the Defeasance Deposit Depositary Bank to:

          (a) Hold all Collateral for Agent and as Agent's bailee;

          (b) Make a notation in its books and records of Agent's interest in the Collateral;

          (c) Take such other steps as Agent may reasonably request to perfect its security interest in the Collateral; and

          (d) Upon receipt of notice from Agent that (i) Lessee is purchasing the Property, (ii) Lessee has exercised its Remarketing Option under the Lease or (iii) an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Defeasance Deposit Depositary Bank as Agent shall direct.

     5. Lessee and Agent agree that (a) the possession by Defeasance Deposit Depositary Bank of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313 or 8321 of the Uniform Commercial
                            ------------  ----    ----
Code, as the case may be, and (b) notifications to Defeasance Deposit Depositary Bank by other Persons holding any such property, and acknowledgments, receipts or confirmations from such Persons delivered to Defeasance Deposit Depositary Bank, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Defeasance Deposit Depositary Bank for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

     6. Please acknowledge the Defeasance Deposit Depositary Bank's receipt of this notice, acknowledge that the Defeasance Deposit Depositary Bank will hold the Collateral for Agent, confirm that the Defeasance Deposit Depositary Bank will comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Defeasance Deposit Agreement by executing the attached copy of this letter in the space provided and returning it to Agent. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.


                         VITESSE SEMICONDUCTOR CORPORATION


                         By:______________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                         ABN AMRO BANK N.V., SAN FRANCISCO
                           INTERNATIONAL BRANCH, as Agent

                         By: ABN AMRO NORTH AMERICA, INC., as its agent

                         By:______________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                         By:______________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                                    P(1)-3

                         ACKNOWLEDGMENT AND AGREEMENT
                     OF DEFEASANCE DEPOSIT DEPOSITARY BANK
                     -------------------------------------


     The Defeasance Deposit Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Collateral for Agent, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor, the Participants and Agent as follows:

          (a) The Defeasance Deposit Depositary Bank is a commercial bank organized under the laws of the United States of America or a State thereof or under the laws of another country which is doing business in the United States of America.

          (b) The Defeasance Deposit Depositary Bank has undivided profits of at least $__________.

          (c) The Defeasance Deposit Depositary Bank has a debt rating of at least "A" from [Standard & Poors Ratings Group][Moody's Investors Service].

          (d) The information set forth above regarding the Account(s) is accurate. Such Account (s) is (are) currently open and the Defeasance Deposit Depositary Bank has no prior notice of any other security interest, Lien or interest in such Account(s).

          (e) All actions necessary to perfect the security interest of Agent in such Account(s) have been taken under the laws of the jurisdiction in which the applicable Account Office(s) is (are) located.


                         [________________________________________________]


                         By:______________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                         [Date]

                                    P(1)-4